UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04852

Victory Portfolios
(Exact name of registrant as specified in charter)

3435 Stelzer Road, Columbus, Ohio			43219
(Address of principal executive offices)			(Zip code)

Citi Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code:		800-539-3863

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2016

Item 1. Reports to Stockholders.

June 30, 2016

Annual Report

Integrity Discovery Fund

Integrity Mid-Cap Value Fund

Integrity Small-Cap Value Fund

Integrity Small/Mid-Cap Value Fund

Munder Multi-Cap Fund

S&P 500 Index Fund

Munder Mid-Cap Core Growth Fund

Munder Small Cap Growth Fund

Trivalent Emerging Markets Small-Cap Fund

Trivalent International Fund-Core Equity

Trivalent International Small-Cap Fund

INCORE Total Return Bond Fund

www.victoryfunds.com

News, Information And Education 24 Hours A Day, 7 Days A Week

The Victory Funds site gives fund shareholders, prospective shareholders, and investment professionals a convenient way to access fund information, get guidance, and track fund performance anywhere they can access the Internet. The site includes:

•  Detailed performance records

•  Daily share prices

•  The latest fund news

•  Investment resources to help you become a better investor

•  A section dedicated to investment professionals

Whether you're a potential investor searching for the fund that matches your investment philosophy, a seasoned investor interested in planning tools, or an investment professional, www.victoryfunds.com has what you seek. Visit us anytime. We're always open.

Victory Portfolios

Table of Contents

Shareholder Letter	5
Financial Statements
Integrity Discovery Fund
Schedule of Portfolio Investments	42
Statement of Assets and Liabilities	115
Statement of Operations	119
Statements of Changes in Net Assets	123-125
Financial Highlights	136-139
Integrity Mid-Cap Value Fund
Schedule of Portfolio Investments	46
Statement of Assets and Liabilities	115
Statement of Operations	119
Statements of Changes in Net Assets	123-125
Financial Highlights	140-142
Integrity Small-Cap Value Fund
Schedule of Portfolio Investments	50
Statement of Assets and Liabilities	115
Statement of Operations	119
Statements of Changes in Net Assets	123-125
Financial Highlights	143-147
Integrity Small/Mid-Cap Value Fund
Schedule of Portfolio Investments	54
Statement of Assets and Liabilities	116
Statement of Operations	120
Statements of Changes in Net Assets	126-128
Financial Highlights	148-150
Munder Multi-Cap Fund
Schedule of Portfolio Investments	58
Statement of Assets and Liabilities	116
Statement of Operations	120
Statements of Changes in Net Assets	126-128
Financial Highlights	151-154
S&P 500 Index Fund
Schedule of Portfolio Investments	61
Statement of Assets and Liabilities	116
Statement of Operations	120
Statements of Changes in Net Assets	126-128
Financial Highlights	155-157
Munder Mid-Cap Core Growth Fund
Schedule of Portfolio Investments	73
Statement of Assets and Liabilities	117
Statement of Operations	121
Statements of Changes in Net Assets	129-131
Financial Highlights	158-162

Table of Contents (continued)

Munder Small Cap Growth Fund
Schedule of Portfolio Investments	76
Statement of Assets and Liabilities	117
Statement of Operations	121
Statements of Changes in Net Assets	129-131
Financial Highlights	163-165
Trivalent Emerging Markets Small-Cap Fund
Schedule of Portfolio Investments	80
Statement of Assets and Liabilities	117
Statement of Operations	121
Statements of Changes in Net Assets	129-131
Financial Highlights	166-167
Trivalent International Fund-Core Equity
Schedule of Portfolio Investments	87
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	132-134
Financial Highlights	168-172
Trivalent International Small-Cap Fund
Schedule of Portfolio Investments	99
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	132-134
Financial Highlights	173-177
INCORE Total Return Bond Fund
Schedule of Portfolio Investments	109
Statement of Assets and Liabilities	118
Statement of Operations	122
Statements of Changes in Net Assets	132-134
Statement of Cash Flows	135
Financial Highlights	178-181
Notes to Financial Statements	182
Report of Independent Registered Accounting Firm	202
Supplemental Information
Trustee and Officer Information	203
Proxy Voting and Form N-Q Information	207
Expense Examples	207
Additional Federal Income Tax Information	211

The Funds are distributed by Victory Capital Advisers, Inc. Victory Capital Management Inc. is the investment adviser to the Funds and receives fees from the Funds for performing services for the Funds.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus of the Victory Funds.

For additional information about any Victory Fund, including fees, expenses, and risks, view our prospectus online at www.victoryfunds.com or call 800-539-3863. Read it carefully before you invest or send money.

The information in this annual report is based on data obtained from recognized services and sources and is believed to be reliable. Any opinions, projections, or recommendations in this report are subject to change without notice and are not intended as individual investment advice. Past investment performance of the Funds, markets or securities mentioned herein should not be considered to be indicative of future results.

• NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Call Victory at:

800-539-FUND (800-539-3863)

Visit our website at:

www.victoryfunds.com

This page is intentionally left blank.

Victory Funds Letter to Shareholders

Dear Shareholder:

Over the past year, the economy has produced solid yet modest growth. Personal consumption, supported by steady job growth, led the way, while business investment and government spending seemed to be lacking. The economy was strong enough to elicit the first interest rate increase of the current expansion, while the rest of the developed world's central banks remained accommodative. Volatility-inducing events throughout the globe produced enough uncertainty to push the Federal Reserve into lower-for-longer mode in the second half of the fiscal year. An overseas slowdown centered in China roiled the first half of the year, resulting in a plunge in the price of oil and other commodities in addition to igniting dollar strength. While both a strong dollar and fuel savings were enough to propel consumption, the domestic manufacturing sector slipped into contraction at the end of 2015 before stabilizing in the spring of 2016. Renewed terror threats, a global downturn and the U.K.'s vote to leave the European Union provided the turmoil in the second half of the year, leaving investors grappling with risk aversion.

For the 12-month period ended June 30, 2016, the S&P 500® Index delivered a modest total return of 4%, split roughly evenly between price appreciation and income. Over this time frame, the fundamental backdrop has stalled, with earnings estimate revisions consistently negative, as companies continue to grapple with challenges created by structural changes, overcapacity in the global economy and emerging political/economic headwinds (e.g., "Brexit"). The silver lining is that Fed rate hikes continue to get postponed, driving down interest rates and providing valuation support for the markets. Lower interest rates and heightened risk of recession had a corresponding impact on relative returns in the equity markets, driving significant incremental demand for defensive and yield-oriented securities. This could be seen at the sector level with Utilities, Telecommunication Services, and Consumer Staples each delivering high-teens or better total returns over the past 12 months. Value-oriented stocks materially outperformed their growth counterparts, a reflection of the market's heavy preference for dividend yield.

Investors oscillated between risk-on and risk-off mode throughout the year. Volatility plagued credit markets in the first half of the year, resulting in credit spreads rising dramatically in the commodity sectors, before substantially retreating. Overall, the high-grade market, as measured by the Barclays U.S. Aggregate, returned 6%, primarily driven by a significant rally in Treasury yields. All sectors delivered positive total returns. Utilities, Industrials and A-rated credits led the way. Excess returns were mixed, with agencies and Industrials falling into negative territory and the ABS, CMBS and Utility sectors providing positive returns.

International equity markets were down for the year against a backdrop of sharp swings in oil prices, renewed fears of China's decelerating growth, uncertainty surrounding central banking policies and Brexit concerns. Despite the increased volatility and uncertainty that followed the surprising Brexit vote, international developed stocks have outperformed their emerging peers, with international developed small-capitalization stocks posting the highest relative returns among foreign equity asset classes. Emerging economies struggled during the second half of 2015, largely impacted by depressed commodity prices and a strong U.S. dollar that led to further local currency devaluations. However, emerging markets have rallied year-to-date, benefitting from a steady increase in commodity prices and the Fed's continued low interest rate policy, which has relieved the countries' dollar-denominated debt burdens. Going forward, central banks' ability to manage volatility and coordinate policy will be extremely important. Central banks across the globe have signaled a continuation of accommodative monetary policy, yet investors remain uncertain of the implications of negative interest rates, as there is no historical precedent to judge its overall effectiveness. In theory, more accommodative monetary policy should be stimulative, yet it remains unclear whether central banks have crossed a threshold and incremental gains have diminished. Aside from central bank influence, uncertainty surrounding Brexit's impact will likely continue to drive investor sentiment.

We continue to believe that the markets provide tactical challenges for investors to navigate. As we have stated in the past, we also believe that maintaining a long-term view and building a portfolio that is diversified across asset classes is an appropriate strategy for investors seeking to weather possible market turbulence.

On the following pages, you will find information relating to your Victory Funds investment. If you have any questions, we encourage you to contact your financial advisor. Or, if you invest with us directly, you may call (800) 539-3863 or visit our website at www.victoryfunds.com. My colleagues and I sincerely appreciate the confidence you have placed in the Victory Funds, and we value the opportunity to help meet your investment goals.

Christopher K. Dyer, CFA

President,
Victory Funds

Integrity Discovery Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Discovery Fund returned –7.34% (Class A Shares at net asset value), underperforming the Russell Midcap ValueTM Index benchmark, which returned –7.17% for the fiscal year ended June 30, 2016. The top performing sectors within the benchmark were Utilities, Telecommunication Services, and Consumer Staples. Conversely, benchmark sectors that underperformed were Energy, Industrials, and Health Care. Stock selection in Information Technology, Energy, and Materials were the biggest positives for the Fund. Stock selection within Financials and Health Care were negatives. Sector weights detracted as the Fund was underweight Utilities and Financials. On a characteristic basis, higher momentum had a favorable effect on performance.

Positive stock selection for the Fund in Technology was evident through this period. MaxLinear (MXL) rose thanks to an early ramp of its optical business and strength across its other product lines. NeoPhotonics (NPTN) benefitted from increased demand from the telecommunication 100G build-out and overall positive fundamentals.

The Energy sector recently benefited from rising oil prices as demand has remained robust and supply has fallen faster than consensus expectations. However, as noted above, Energy was the worst performing sector during this period. Callon Petroleum (CPE) was the biggest positive with Ring Energy (REI) contributing. Callon Petroleum (CPE) beat expectations, reiterated guidance and made two acquisitions that enhance the quality of its acreage. Ring Energy (REI) was actually down, but outperformed the average energy stock.

In Materials, Ryerson Holding (RYI) and Olympic Steel (ZEUS) were very strong performers for the Fund as commodity prices have rebounded. Ryerson Holding (RYI) was aided by better than expected cash flow generation, debt paydowns and improved metal pricing. Olympic Steel (ZEUS) has benefited from higher metal prices, share gains and profit improvement initiatives.

Cowen Group (COWN) was the biggest headwind in Financials as a very challenging market backdrop led to a sell-off in most brokers. Despite reaffirming guidance, RAIT Financial Trust (RAS) reduced its dividend to maintain its capital flexibility as access to capital has become more challenging.

Portfolio Holdings

As a Percentage of Total Investments

Integrity Discovery Fund (continued)

Within Health Care, Rockwell Medical (RMTI) declined as sales of a new dialysis therapy have been minimal due to ongoing reimbursement negotiations which cast doubt on its commercial viability. RTI Surgical (RTIX) was hurt by weaker than expected revenue growth and soft guidance.

At the end of the fiscal year, the S&P 500 Index was sitting near all-time highs after shrugging off June's weak nonfarm payroll employment report prior to the United Kingdom's unexpected vote to leave the European Union (Brexit). This proved to be trouble with the global markets posting sharp declines following the vote and shifting to risk-off mode. The UK vote follows a global populist shift that began with Arab Spring back in 2011. The movement has landed on U.S. shores with an unconventional Donald Trump leading the Republican ticket, raising concerns about the impact of the upcoming presidential election. What does this mean for markets? Uncertainty reigns.

Despite the heightened uncertainty, we maintain our belief that the U.S. economy is not headed for a recession. With a consumer driven economy, indicators for the consumer remain positive: strong housing, auto sales are solid, credit is easing, interest rates remain historically low, employment continues to improve, and wages are beginning to rise. Additionally, governments around the world are taking unprecedented monetary steps to stimulate their economies. However, there are also signs that give us pause: ISI company surveys have weakened recently, state tax revenues are slowing, durable goods orders remain weak, consumer spending has been volatile, Brexit will likely lower global GDP growth, and the yield curve, while still upward sloping, has flattened. With a U.S. economy running near stall speed of around two percent GDP growth, this provides little cushion when growth concerns arise. Combine this with valuations (P/E, P/S, P/CF) that are not particularly cheap, we believe the end results are heightened volatility and a market that shifts from risk-on to risk-off.

Given this market backdrop, we continue to pare our rising interest rate bias in the Fund. However, the Fund will remain tilted towards rising interest rates, but to a lesser extent. With uncertainty returning to the market, a Fed moving slower on raising rates post Brexit, a strong U.S. Dollar and valuations that are not cheap, we feel the risk reward in the market near-term is balanced. We expect the market to be quite volatile this summer. The Fund is positioned for an up market, but with a little less reliance on rising rates. As always, we will be looking for opportunities to put money to work to capitalize on the increased market volatility and uncertainty.

Integrity Discovery Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	12/26/96		3/31/97		7/29/04	12/26/96
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Russell Microcap® Index	Russell Microcap® Value Index
One Year	–7.34%	–12.68%	–8.04%	–8.87%	–7.76%	–7.10%	–12.05%	–7.17%
Three Year	7.89%	5.78%	7.06%	7.06%	7.50%	8.17%	5.95%	5.97%
Five Year	11.26%	9.96%	10.42%	10.42%	10.92%	11.55%	8.20%	8.63%
Ten Year	4.56%	3.94%	3.77%	3.77%	4.26%	4.82%	4.31%	3.72%
Since Inception	11.38%	11.04%	10.63%	10.63%	6.59%	11.65%	N/A	N/A
Expense Ratios
Gross	1.73%		2.51%		2.78%	1.46%
With Applicable Waivers	1.73%		2.51%		2.10%	1.46%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Discovery Fund — Growth of $10,000

1The Russell Microcap® Index is a capitalization-weighted index that measures the performance of the smallest 1,000 securities in the Russell 2000® Index, plus the next 1,000 smallest eligible securities by market cap. The Russell 2000® Index is a capitalization-weighted index that measures the performance of approximately 2,000 of the smallest companies in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Mid-Cap Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Mid-Cap Value Fund returned 0.41% (Class A Shares at net asset value), underperforming the Russell MidcapTM Value Index benchmark, which returned 3.25% for the fiscal year ended June 30, 2016. The top performing sectors within the benchmark were Utilities, Consumer Staples, and Information Technology. Conversely, benchmark sectors that underperformed were Energy, Health Care, and Consumer Discretionary. Stock selection in Materials and Financials were negatives. Stock selection in Health Care and Industrials were the largest positives. Sector weights detracted as we were underweight Utilities, the best performing sector over the past year. On a characteristic basis, stocks with a lower beta, larger earnings growth and higher dividend yield outperformed. The Fund's positioning toward companies with larger earnings growth contributed, while a higher beta detracted. Lower exposure to dividend yielding stocks was also a sizeable detractor.

Within Materials, Boise Cascade (BCC) and PolyOne (POL) were two of the biggest negatives. Boise Cascade (BCC) suffered from weaker plywood pricing stemming from increased imports and excess domestic supply. PolyOne (POL) underperformed as it struggles to turnaround a key segment that has disappointed.

In Financials, banks and insurance holdings were a source of weakness for the Fund. Our bank holdings on average underperformed as expectations for higher interest rates waned. Fifth Third Bancorp (FITB) and Zions Bancorporation (ZION) were laggards as they have higher interest rate sensitivity. Additionally, an overweight to the group detracted. Our insurance stocks underperformed on average. Overall performance in REITs was neutral. An underweight to REITs detracted as the group was up more than 20%. However, this was neutralized through stock selection as our REIT holdings were up 34%.

Boston Scientific (BSX) and Bruker (BRKR) were the two best stocks in Health Care. Alere (ALR) agreed to be acquired for a significant premium. Boston Scientific (BSX) continues to show strong top line growth from new products as well as margin improvement. Better sales growth and improved margins highlighted turnaround progress at Bruker (BRKR).

Portfolio Holdings

As a Percentage of Total Investments

Integrity Mid-Cap Value Fund (continued)

Aerospace and defense holdings drove positive results for the Fund in Industrials. Huntington Ingalls (HII) and L-3 Communications (LLL) both advanced. Huntington Ingalls (HII) benefited from improving defense budgets that will yield better visibility and management continues to execute well. The recent addition of a well-respected operating executive is starting to bear fruit through improved execution at L-3 Communications (LLL).

At the end of the fiscal year, the S&P 500 Index was sitting near all-time highs after shrugging off June's weak nonfarm payroll employment report prior to the United Kingdom's unexpected vote to leave the European Union (Brexit). This proved to be trouble with the global markets posting sharp declines following the vote and shifting to risk-off mode. The UK vote follows a global populist shift that began with Arab Spring back in 2011. The movement has landed on U.S. shores with an unconventional Donald Trump leading the Republican ticket, raising concerns about the impact of the upcoming presidential election. What does this mean for markets? Uncertainty reigns.

Despite the heightened uncertainty, we maintain our belief that the U.S. economy is not headed for a recession. With a consumer driven economy, indicators for the consumer remain positive: strong housing, auto sales are solid, credit is easing, interest rates remain historically low, employment continues to improve, and wages are beginning to rise. Additionally, governments around the world are taking unprecedented monetary steps to stimulate their economies. However, there are also signs that give us pause: ISI company surveys have weakened recently, state tax revenues are slowing, durable goods orders remain weak, consumer spending has been volatile, Brexit will likely lower global GDP growth, and the yield curve, while still upward sloping, has flattened. With a U.S. economy running near stall speed of around two percent GDP growth, this provides little cushion when growth concerns arise. Combine this with valuations (P/E, P/S, P/CF) that are not particularly cheap, we believe the end results are heightened volatility and a market that shifts from risk-on to risk-off.

Given this market backdrop, we continue to pare our rising interest rate bias in the Fund. However, the Fund will remain tilted towards rising interest rates, but to a lesser extent. With uncertainty returning to the market, a Fed moving slower on raising rates post Brexit, a strong U.S. Dollar and valuations that are not cheap, we feel the risk reward in the market near-term is balanced. We expect the market to be quite volatile this summer. The Fund is positioned for an up market, but with a little less reliance on rising rates. As always, we will be looking for opportunities to put money to work to capitalize on the increased market volatility and uncertainty.

Integrity Mid-Cap Value Fund (continued)

Average Annual Return

Period Ended June 30, 2016

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		12/14/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell Midcap® Value Index
One Year	0.41%	–5.37%	N/A	0.73%	3.25%
Three Year	9.09%	6.95%	N/A	9.39%	11.00%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	10.37%	9.07%	9.50%	10.68%	N/A
Expense Ratios
Gross	2.20%		1.91%	1.71%
With Applicable Waivers	1.50%		1.21%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Mid-Cap Value Fund — Growth of $10,000

1The Russell Midcap Value Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their value orientation. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Small-Cap Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Small-Cap Value Fund returned –6.87% (Class A Shares at net asset value), underperforming the Russell 2000TM Value Index benchmark, which returned –2.58% for the fiscal year ended June 30, 2016. The top performing sectors within the benchmark were Utilities, Telecommunication Services, and Consumer Staples. Conversely, benchmark sectors that underperformed were Energy, Consumer Discretionary, and Health Care. Stock selection in Financials, Consumer Discretionary and Materials detracted. Stock selection in Energy and Technology were the main sources of positive performance. Sector allocations hurt performance. Underweights to Utilities and Financials (REITs) were negatives as these groups were amongst the best performers. On a characteristic basis, stocks with a higher dividend yield, larger earnings growth, a higher market cap and lower beta outperformed. The Fund's positioning toward companies with larger earnings growth and with higher market caps contributed, while our lower exposure to dividend yielding stocks and higher beta detracted.

Within Financials, stock selection in banks and mortgage insurers detracted from Fund performance. Our bank holdings underperformed as expectations for higher interest rates waned. OFG Bancorp (OFG) and First Bancorp (FBP) were negatively impacted by reports that Puerto Rico may not be able to repay its debt to various creditors. Mortgage insurers, MGIC Investment (MTG) and Radian Group (RDN), have suffered from pricing power concerns. REITs outperformed and our underweight detracted.

Ascena Retail Group (ASNA) and ClubCorp Holdings (MYCC) were the main reasons for adverse relative results in Consumer Discretionary. Weak traffic and a slower than expected turnaround have hampered Ascena Retail Group (ASNA). Exposure to Texas, high leverage, and worries about fewer acquisitions negatively affected ClubCorp Holdings (MYCC).

Within Materials, Boise Cascade (BCC) and Allegheny Technologies (ATI) were the two biggest negatives. Boise Cascade (BCC) suffered from weaker plywood pricing stemming from increased imports and excess domestic supply. Allegheny Technologies (ATI) did a convertible offering with an eye towards shoring up the company's balance sheet. However, the offering pressured near-term performance.

Portfolio Holdings

As a Percentage of Total Investments

Integrity Small-Cap Value Fund (continued)

Within Energy, Parsley Energy (PE) and Rice Energy (RICE) contributed to Fund performance. Parsley Energy (PE) was a bright spot due to solid production guidance that is hedged and a strong balance sheet. Rice Energy (RICE) outperformed due to a healthy balance sheet, efficient operations and discounted valuation. Additionally, avoiding some of the worst performing energy stocks helped. In Technology, Littelfuse (LFUS) and SYNNEX (SNX) were the most significant positives. Littelfuse (LFUS) increased 15% due to improved cost controls and continued growth in the automotive end-market. Solid results and a dividend boost helped SYNNEX (SNX) outperform.

At the end of the fiscal year, the S&P 500 Index was sitting near all-time highs after shrugging off June's weak nonfarm payroll employment report prior to the United Kingdom's unexpected vote to leave the European Union (Brexit). This proved to be trouble with the global markets posting sharp declines following the vote and shifting to risk-off mode. The UK vote follows a global populist shift that began with Arab Spring back in 2011. The movement has landed on U.S. shores with an unconventional Donald Trump leading the Republican ticket, raising concerns about the impact of the upcoming presidential election. What does this mean for markets? Uncertainty reigns.

Despite the heightened uncertainty, we maintain our belief that the U.S. economy is not headed for a recession. With a consumer driven economy, indicators for the consumer remain positive: strong housing, auto sales are solid, credit is easing, interest rates remain historically low, employment continues to improve, and wages are beginning to rise. Additionally, governments around the world are taking unprecedented monetary steps to stimulate their economies. However, there are also signs that give us pause: ISI company surveys have weakened recently, state tax revenues are slowing, durable goods orders remain weak, consumer spending has been volatile, Brexit will likely lower global GDP growth, and the yield curve, while still upward sloping, has flattened. With a U.S. economy running near stall speed of around two percent GDP growth, this provides little cushion when growth concerns arise. Combine this with valuations (P/E, P/S, P/CF) that are not particularly cheap, we believe the end results are heightened volatility and a market that shifts from risk-on to risk-off.

Given this market backdrop, we continue to pare our rising interest rate bias in the Fund. However, the Fund will remain tilted towards rising interest rates, but to a lesser extent. With uncertainty returning to the market, a Fed moving slower on raising rates post Brexit, a strong U.S. Dollar and valuations that are not cheap, we feel the risk reward in the market near-term is balanced. We expect the market to be quite volatile this summer. The Fund is positioned for an up market, but with a little less reliance on rising rates. As always, we will be looking for opportunities to put money to work to capitalize on the increased market volatility and uncertainty.

Integrity Small-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	3/30/04		5/14/11		5/14/11	6/1/12	7/7/05
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell 2000® Value Index
One Year	–6.87%	–12.22%	–7.56%	–8.46%	–7.36%	–6.41%	–6.54%	–2.58%
Three Year	6.33%	4.26%	5.55%	5.55%	6.08%	6.82%	6.66%	6.36%
Five Year	8.41%	7.13%	7.61%	7.61%	8.14%	N/A	8.72%	8.15%
Ten Year	6.37%	5.74%	N/A	N/A	N/A	N/A	6.65%	5.15%
Since Inception	7.90%	7.38%	6.54%	6.54%	7.06%	13.86%	7.59%	N/A
Expense Ratios
Gross	1.52%		2.25%		1.99%	1.01%	1.20%
With Applicable Waivers	1.50%		2.25%		1.75%	1.01%	1.20%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Small Cap Value Fund — Growth of $10,000

1The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Integrity Small/Mid-Cap Value Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Integrity Small/Mid-Cap Value Fund returned –5.59% (Class A Shares at net asset value), underperforming the Russell 2500TM Value Index benchmark, which returned 0.22% for the fiscal year ended June 30, 2016. The top performing sectors within the benchmark were Utilities, Consumer Staples, and Telecommunication Services. Conversely, benchmark sectors that underperformed were Energy, Consumer Discretionary, and Health Care. Stock selection in Financials and Materials were the primary detractors.

Stock selection Health Care and Energy were positives for the Fund. Sector weights weighed on performance. An underweight to Utilities and Financials (REITs) were negatives as these groups were amongst the Index's best performers. On a characteristic basis, stocks with a higher dividend yield, larger earnings growth, a higher market cap and lower beta outperformed. The Fund's positioning toward companies with larger earnings growth and with higher market caps were contributors, while avoiding the highest dividend yielding stocks was a headwind. A higher beta also detracted.

In Financials, stock selection in banks and an underweight to REITs hurt Fund performance. OFG Bancorp (OFG) was negatively impacted by reports that Puerto Rico may not be able to repay its debt to various creditors. Our bank holdings underperformed as expectations for higher interest rates waned. Zions Bancorporation (ZION) and Comerica (CMA) were laggards as they have higher interest rate sensitivity. REITs outperformed and our underweight detracted.

Within materials, PolyOne (POL) and Allegheny Technologies (ATI) were two of the biggest negatives for the Fund. PolyOne (POL) underperformed as it struggles to turnaround a key segment that has disappointed. Allegheny Technologies (ATI) did a convertible offering with an eye towards shoring up the company's balance sheet. However, the offering pressured near-term performance.

Bruker (BRKR), VCA (WOOF) and Alere (ALE) drove the good results within Health Care. Better sales growth and improved margins highlighted turnaround progress at Bruker (BRKR). Good capital allocation discipline (share repurchases and acquisitions) and a

Portfolio Holdings

As a Percentage of Total Investments

Integrity Small/Mid-Cap Value Fund (continued)

favorable industry backdrop have helped VCA (WOOF). Alere (ALR) agreed to be acquired for a significant premium.

Within Energy, good relative results were achieved by avoiding the worst performing energy service stocks. Additionally, owning Parsley Energy (PE) and Continental Resources (CLR) were positives. Parsley Energy (PE) was a bright spot due to solid production guidance that is hedged and a strong balance sheet.

At the end of the fiscal year, the S&P 500 Index was sitting near all-time highs after shrugging off June's weak nonfarm payroll employment report prior to the United Kingdom's unexpected vote to leave the European Union (Brexit). This proved to be trouble with the global markets posting sharp declines following the vote and shifting to risk-off mode. The UK vote follows a global populist shift that began with Arab Spring back in 2011. The movement has landed on U.S. shores with an unconventional Donald Trump leading the Republican ticket, raising concerns about the impact of the upcoming presidential election. What does this mean for markets? Uncertainty reigns.

Despite the heightened uncertainty, we maintain our belief that the U.S. economy is not headed for a recession. With a consumer driven economy, indicators for the consumer remain positive: strong housing, auto sales are solid, credit is easing, interest rates remain historically low, employment continues to improve, and wages are beginning to rise. Additionally, governments around the world are taking unprecedented monetary steps to stimulate their economies. However, there are also signs that give us pause: ISI company surveys have weakened recently, state tax revenues are slowing, durable goods orders remain weak, consumer spending has been volatile, Brexit will likely lower global GDP growth, and the yield curve, while still upward sloping, has flattened. With a U.S. economy running near stall speed of around two percent GDP growth, this provides little cushion when growth concerns arise. Combine this with valuations (P/E, P/S, P/CF) that are not particularly cheap, we believe the end results are heightened volatility and a market that shifts from risk-on to risk-off.

Given this market backdrop, we continue to pare our rising interest rate bias in the Fund. However, the Fund will remain tilted towards rising interest rates, but to a lesser extent. With uncertainty returning to the market, a Fed moving slower on raising rates post Brexit, a strong U.S. Dollar and valuations that are not cheap, we feel the risk reward in the market near-term is balanced. We expect the market to be quite volatile this summer. The Fund is positioned for an up market, but with a little less reliance on rising rates. As always, we will be looking for opportunities to put money to work to capitalize on the increased market volatility and uncertainty.

Integrity Small/Mid-Cap Value Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class R6	Class Y
INCEPTION DATE	7/1/11		3/3/15	7/1/11
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2500TM Value Index
One Year	–5.59%	–11.03%	–5.33%	–5.34%	0.22%
Three Year	5.56%	3.51%	N/A	5.82%	8.14%
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	7.53%	6.27%	–5.25%	7.79%	N/A
Expense Ratios
Gross	3.74%		3.18%	1.67%
With Applicable Waivers	1.50%		1.21%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Integrity Small/Mid-Cap Value Fund — Growth of $10,000

1The Russell 2500TM Value Index measures the performance of those Russell 2500TM companies (approximately 2500 of the smallest securities in the Russell 3000® Index, an index representing approximately 98% of the investable U.S. equity market) with lower price-to-book ratios and lower forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Multi-Cap Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Munder Multi-Cap Fund returned -4.01% (Class A Shares at net asset value), underperforming the Russell 3000® Index benchmark, which returned 2.14% for the year ended June 30, 2016.

Within the index, large-capitalization/value-oriented stocks materially outperformed their smaller/growth counterparts, a reflection of the market's heavy preference for dividend yield and defensive securities, which ultimately created a headwind for the Fund. These dynamics (including lower energy prices) could be seen at the sector level, i.e., Utilities, Telecom, and Consumer Staples delivered outsized double-digit total returns, while the Energy sector materially lagged with a high-single-digit decline. Health Care also underperformed despite its defensive nature, as biotech was punished by the risk-off trade. Financials as a whole were down low-single digits, but performance was bifurcated between the "haves" (Insurance/REITs) and the "have-nots" (banks/consumer finance/asset managers), again a clear reflection of lower rates and increased risk.

Despite negative returns in Energy, the sector contributed the most active return over the last twelve months, with stock selection driving results. Within E&Ps, the clear standout was our position in Diamondback Energy, which quarter-in, quarter-out has delivered production based beat and raises. In refining, our exit of Valero in early-2016 proved well timed as concerns grew around excess inventory. We also avoided MLPs that sold off materially despite having high dividend yields as investors showed concern over depressed oil prices and potential volume issues, as well as concerns over the MLP business model that is dependent upon frequent capital raises and high debt leverage. We also generated positive active returns within Consumer Staples from both our overweight position and good stock selection, particularly in our tobacco holdings. Our constructive view on tobacco is based on strong pricing trends coupled with improving volumes and industry consolidation (As an example, Reynolds acquiring Lorillard during the period.).

The Fund's results were negatively impacted by the smaller size of the portfolio (2H15) and our interest rate exposure, especially in Financials. As a discipline, our growth bias (structurally advantaged businesses with good near-term business momentum) typically

Portfolio Holdings

As a Percentage of Total Investments

Munder Multi-Cap Fund (continued)

leads us to companies with lower dividend yields due to: 1) the higher valuations afforded faster-growing businesses, and 2) the fact that faster-growing companies typically have better reinvestment opportunities. Compounding matters, we owned several bank/consumer finance/capital markets companies which, although generally perceived as interest rate sensitive/cyclical, represent outsized company-specific opportunities. As the story around the Federal Reserve changed from a liftoff in rates to lower for longer (roughly mid-2015), in part due to a higher likelihood of recession, the market punished these stocks across the board, creating a material headwind for the Fund that has persisted into 2016. We believe the market's heavy incremental sensitivity to interest rates and its preference for dividend yield/defensive industries are likely more transitory than many investors appreciate. Case in point: Both Utilities and Consumer Staples are richly valued, with relative next-12-month P/Es one standard deviation or more above their 20-year averages.

Munder Multi-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class R	Class Y
INCEPTION DATE	8/19/96		11/3/98		7/29/04	6/1/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	S&P 500® Index	Russell 1000® Growth Index	Russell 3000® Growth Index
One Year	–4.01%	–9.53%	–4.82%	–5.58%	–4.43%	–3.61%	3.99%	3.02%	2.14%
Three Year	11.96%	9.77%	11.06%	11.06%	11.55%	12.32%	11.66%	13.07%	11.13%
Five Year	9.12%	7.83%	8.26%	8.26%	8.77%	9.45%	12.10%	12.35%	11.60%
Ten Year	8.97%	8.32%	8.14%	8.14%	8.65%	9.27%	7.42%	8.78%	7.40%
Since Inception	8.98%	8.66%	4.39%	4.39%	9.01%	5.99%	N/A	N/A	N/A
Expense Ratios
Gross	1.52%		2.31%		2.15%	1.10%
With Applicable Waivers	1.52%		2.31%		1.88%	1.10%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Multi-Cap Fund — Growth of $10,000

1The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The S&P 500 Index Fund aims to provide performance and income that is comparable to the S&P 500. The Fund invests in equity securities of the S&P 500.

For the year ended June 30, 2016 the twelve month return was 3.49% (Class A Shares at net asset value), underperforming the S&P 500 Index, which had a return of 3.99%. Industrials, Consumer Discretionary, Information Technology, Consumer Staples, Telecommunication Services, and Utilities were positive contributors. Financials, Health Care, Energy, and Materials were negative contributors.

Portfolio Holdings

As a Percentage of Total Investments

S&P 500 Index Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class R	Class Y
INCEPTION DATE	12/9/92		7/29/04	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	S&P 500® Index
One Year	3.49%	0.90%	3.03%	3.74%	3.99%
Three Year	10.98%	10.04%	10.56%	11.18%	11.66%
Five Year	11.38%	10.81%	10.96%	11.57%	12.10%
Ten Year	6.78%	6.51%	6.41%	6.97%	7.42%
Since Inception	8.44%	8.32%	6.78%	9.03%	N/A
Expense Ratios
Gross	0.62%		1.01%	0.42%
With Applicable Waivers	0.62%		1.01%	0.42%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

S&P 500 Index Fund — Growth of $10,000

1The S&P 500 Index, an unmanaged index comprised of 500 domestically traded common stocks, is weighted according to the market value of each common stock in the index, and includes reinvestment of dividends. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Mid-Cap Core Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Munder Mid-Cap Core Growth Fund's management team seeks to provide long-term capital appreciation in the Fund by investing in a diversified portfolio of medium sized (mid-capitalization) companies. Medium sized means those companies with market capitalizations within the range of companies included in the Russell Midcap® Index or within the range of companies included in the S&P MidCap 400® Index. The Fund's investment style focuses on companies that have growth prospects and are reasonably valued. This is known as GARP (Growth at a Reasonable Price). Specifically, the management team looks to invest in companies that have consistent and higher-than-average earnings growth, are financially stable with a below average debt level, have a leadership position in their industry and an effective management team, and whose stock price is attractive relative to the market and the company's growth rate.

The management team's investment approach is designed to achieve consistent long-term returns across the full breadth of market conditions and economic cycles. The focus of its investment process is on security selection and risk management. The team believes this is the best way to position the Fund to achieve an optimal balance between potential reward and investment risk over a complete market cycle.

The Munder Mid-Cap Core Growth Fund returned -7.94% (Class A Shares at net asset value), underperforming the Russell Midcap® Index benchmark, which returned 0.56% for the year ended June 30, 2016.

Within the index, large-capitalization/value-oriented stocks materially outperformed their smaller/growth counterparts, a reflection of the market's heavy preference for dividend yield and defensive securities, which ultimately created a headwind for the Fund. These dynamics (including lower energy prices) could be seen at the sector level, i.e., Utilities and Consumer Staples delivered outsized 30%+ and 20%+ total returns, respectively, while the Energy sector materially lagged with a near 20% decline and Consumer Discretionary posted a upper-mid-single digit decrease led lower by autos and other cyclical sub-industries. Health Care also underperformed despite its defensive nature, as regulatory concerns negatively impacted both managed care and pharmaceutical stocks and biotech was punished by the risk-off trade. Financials as a whole were up mid-single digits, but performance was bifurcated

Portfolio Holdings

As a Percentage of Total Investments

Munder Mid-Cap Core Growth Fund (continued)

between the "haves" (Insurance/REITs) and the "have-nots" (banks/consumer finance/asset managers), again a clear reflection of lower interest rates and increased risk.

Despite negative returns in Consumer Discretionary, the sector contributed the most active return over the last twelve months, with stock selection driving results. We showed broad-based strength, with over half our stocks outperforming the sector, but we also benefited considerably by avoiding very weak industries (e.g., auto components, department stores). Dollar General was our strongest holding, with shares benefitting from consistently strong same-store sales and new unit growth, coupled with robust margin expansion. Energy also contributed materially to active returns, where we benefited from both our underweight allocation and good stock selection. The clear standout was our position in Diamondback Energy, which quarter-in, quarter-out has delivered production based beat and raises.

The Fund's results were negatively impacted by the smaller size of the portfolio (2H15) and our interest rate exposure, especially in Financials. As a discipline, our growth bias (structurally advantaged businesses with good near-term business momentum) typically leads us to companies with lower dividend yields due to: 1) the higher valuations afforded faster-growing businesses, and 2) the fact that faster-growing companies typically have better reinvestment opportunities. Compounding matters, we own several bank/consumer finance companies which, although generally perceived as interest rate sensitive/cyclical, represent outsized company-specific opportunities that we believe will drive double-digit earnings growth (even without rate hikes). As the story around the Federal Reserve changed from a liftoff in rates to lower for longer (roughly mid-2015), in part due to a higher likelihood of recession, the market punished these stocks across the board, creating a material headwind for the Fund that has persisted into 2016. We believe the market's heavy incremental sensitivity to interest rates and its preference for dividend yield/defensive industries are likely more transitory than many investors appreciate. Case in point: Both Utilities and Consumer Staples are richly valued, with relative, next-12-month P/Es one standard deviation or more above their 20-year averages.

Munder Mid-Cap Core Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class R	Class R6	Class Y
INCEPTION DATE	7/3/00		7/14/00		7/29/04	6/1/12	6/24/98
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	Russell Midcap® Index	Russell Midcap® Growth Index
One Year	–7.94%	–13.23%	–8.58%	–9.39%	–8.19%	–7.54%	–7.71%	0.56%	–2.14%
Three Year	7.38%	5.29%	6.62%	6.62%	7.11%	7.84%	7.65%	10.80%	10.52%
Five Year	8.28%	7.01%	7.50%	7.50%	8.02%	N/A	8.56%	10.90%	9.98%
Ten Year	6.79%	6.16%	6.00%	6.00%	6.52%	N/A	7.06%	8.07%	8.12%
Since Inception	7.78%	7.39%	6.64%	6.64%	8.34%	12.75%	9.89%	N/A	N/A
Expense Ratios
Gross	1.32%		2.02%		1.67%	0.88%	1.07%
With Applicable Waivers	1.32%		2.02%		1.58%	0.88%	1.07%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Mid-Cap Core Growth Fund — Growth of $10,000

1The Russell Midcap Index is an unmanaged index measuring the performance of medium capitalization domestically traded common stocks. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

1The Russell Midcap Growth Index is an unmanaged Index made up of medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. This Index does not include the effect of expenses, is not representative of any specific fund or product and cannot be invested in directly.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Munder Small Cap Growth Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The Munder Small Cap Growth Fund returned -17.96% (Class A Shares at net asset value), underperforming the Russell 2000® Growth Index benchmark, which returned -10.75% for the year ended June 30, 2016.

Within the index, large-capitalization/value-oriented stocks materially outperformed their smaller/growth counterparts, a reflection of the market's heavy preference for dividend yield and defensive securities, which ultimately created a headwind for the Fund. These dynamics (including lower energy prices) could be seen at the sector level, i.e., Telecom, Utilities and Consumer Staples delivered outsized total returns, while the Energy sector materially lagged with a 40%+ decline and Consumer Discretionary posted a low-double-digit decrease. Health Care also underperformed despite its defensive nature, as small-cap pharmaceuticals and biotech were punished by the risk-off trade. Financials as a whole were roughly flat, but performance was bifurcated between the "haves" (REITs) and the "have-nots" (banks/consumer finance/asset managers), again a clear reflection of lower interest rates and increased risk.

Despite negative returns in Consumer Discretionary, the sector contributed the most active return in the Fund over the last twelve months, with stock selection driving results. We showed broad-based strength, with over half our stocks outperforming the sector, with particularly good stock selection in retail, restaurants and auto components. Our top contributing stock was Drew Industries, where strong double digit returns were particularly impressive given the weakness seen in most auto suppliers. Of course, Drew's focus on recreation vehicles makes it unique, and the overall healthy RV market (specifically towables) drove strong Q1 results highlighted by 10% organic revenue growth and 440 basis points in margin expansion. Energy also contributed materially to active returns, as good stock selection offset a material negative allocation effect from our overweight position. The clear standout was our position in Diamondback Energy, which quarter-in, quarter-out has delivered production based beat and raises.

The Fund's results were negatively impacted by the smaller size of the portfolio (2H15), particularly within Health Care, which was the largest detracting sector for active returns.

Portfolio Holdings

As a Percentage of Total Investments

Munder Small Cap Growth Fund (continued)

About half of the weakness in Health Care was attributable to our overweight position in micro-cap biotech where the selloff was indiscriminate. Technology also detracted from active returns. Our overexposure to semiconductors (both directly and through our position in electronic design automation software play Mentor) was a material headwind. Finally, results were materially impacted by the interest rate sensitivity of the portfolio, i.e. our underexposure to dividend yield and our positioning in Financials (overweight in banks/consumer finance and underweight in REITs). As the story around the Fed changed from a liftoff in rates to lower for longer (roughly mid-2015), the market punished these stocks across the board, creating a material headwind for the Fund that has persisted into 2016. We believe the market's heavy incremental sensitivity to interest rates and its preference for dividend yield is likely more transitory than many investors appreciate. Case in point: Both the Utilities and Consumer Staples sectors have relative next twelve months P/Es that are now one standard deviation or more above their 20-year averages.

Munder Small Cap Growth Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class I	Class Y
INCEPTION DATE	4/30/15		4/30/15	4/30/15
	Net Asset Value	Maximum Offering Price	Net Asset Value	Net Asset Value	Russell 2000 Growth® Index
One Year	–17.96%	–22.68%	–17.75%	–17.84%	–10.75%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	–12.21%	–16.55%	–11.95%	–12.03%	N/A
Expense Ratios
Gross	5.85%		1.32%	5.60%
With Applicable Waivers	1.40%		1.15%	1.25%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Munder Small Cap Growth Fund — Growth of $10,000

1The Russell 2000 Growth Index is an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent Emerging Markets Small-Cap Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

Emerging markets small cap equities have declined over the past twelve months, brought down by concerns over slowing growth in China, and the potential impact of an interest rate hike in the U.S. The S&P® Emerging Small Cap plus Korea index declined 11.03% during the fiscal year ended June 30, 2016. The Trivalent Emerging Small-Cap Equity Fund returned -8.93% (Class A Shares at net asset value), outperforming the MSCI Emerging Market Small Cap Index benchmark, which returned -12.76% for the fiscal year ended June 30, 2016.

There was wide dispersion among country returns. Thinly traded Czech Republic rose 47% and was the best performer, while Hungary rose 16%. India rose 1% as the country's 8% estimated GDP growth is a relative bright spot among emerging markets. While posting a miniscule 0.1% gain, the Brazilian equity market has been extremely volatile over the last year. In the second half of 2015, Brazil's economy suffered its largest contraction in more than six years and tighter monetary policy and higher inflation took its toll on investor confidence. Since the start of 2016, however, Brazil has returned 47%, as the mineral rich country has benefited from a steady rally in commodity prices as well as a rising Brazilian Real. China fell 28% as selling pressure was intense in the summer of 2015 despite several rate cuts and efforts by regulators to support markets. In the first half of 2016, investors have remained concerned over slowing growth momentum and a considerable increase in debt. Egypt fell nearly 33% as the economy continues to face weak global demand and a slumping tourism industry. Foreign investors are also currently facing difficulties in their ability to repatriate the Egyptian Pound, thus discouraging investment. Korea was a relative underperformer as its market declined 14%. Korean policymakers have become concerned over rising household debt and higher than anticipated inflation.

Nine of ten sectors finished in negative territory during the fiscal year, illustrating the breadth of the year's decline. Only Utilities posted a positive return and it was up just 0.2%. Energy stocks fell 18% as the price of Brent crude was down over 20%.

Overall security selection was positive and accounted for all of the Fund's relative outperformance. Excess returns were generated in all three regions and four of the ten

Portfolio Holdings

As a Percentage of Total Investments

Trivalent Emerging Markets Small-Cap Fund (continued)

economic sectors. Notable outperformance was generated in Consumer Discretionary, Consumer Staples, and Financials. Within Consumer Discretionary, Taiwanese automotive product company, Tung Thih Electronics, gained 206% as the demand outlook for their car based camera systems continues to rise amongst auto manufacturers' desire to add new safety and driver assistance features. Another strong performer in Consumer Discretionary was home textile manufacturer Welspun India. Welspun's shares rose 62% as sales growth benefitted from strong relationships with global retailers and a cotton cost advantage relative to peers. Within Consumer Staples, Brazilian sugar and ethanol producer Sao Martinho returned 40% as sales were boosted by higher volumes and improved prices. Performance in Financials got a boost from the Fund's position in Moscow Exchange. The Russian public trading markets operator rose 50% as the result of strong volume growth, particularly in the derivatives market.

On the downside, performance in Utilities and Health Care detracted from the Fund's relative performance. Utilities performance was impacted by the Fund's holding of China Power, a Chinese power developer and supplier, whose stock price fell 47% during the period as overcapacity and led to concerns of lower utilization. Relative performance in Health Care was hurt by 3SBIO (0.3%), a Chinese biotech company. 3SBIO's share price fell 33% after sales of two key products were disappointing and the company withdrew its application for a biosimilar drug to the global blockbuster cancer drug Herceptin.

Market uncertainty is likely to continue as investors weigh the Brexit's impact on the global economy. Central banks across the globe have signaled a continuation of accommodative monetary policy, including the Federal Reserve which recently left rates unchanged in the lead up to the UK referendum. Central bank's ability to manage volatility and coordinate policy will be extremely important in the second half of 2016. The Fed's interest rate policy should benefit Emerging Market economies as their dollar-denominated debt burdens are relieved. As uncertainty persists in Europe in the near term, Asia will likely be viewed more favorably by investors who seek to lessen their exposure to the region. While China's growth is slowing, further accommodative policies and infrastructure investment should support the economy, while the country's pension funds plan to invest up to $300 billion in equities to boost stocks over the next six months. India's commitment to disciplined fiscal policy and structural reforms should continue to improve the country's macro position. While the economic landscape remains very difficult in several parts of Latin America, the recession in Brazil has lessened inflationary risk considerably and the Brazilian Real has continued to rebound. If inflation continues trending downward, more accommodative monetary policy coupled with optimism for Brazil's new government may extend the country's equity market rally. Opportunities for relative outperformance remain, particularly from among the diverse segment of emerging small-cap equities. We will maintain our portfolio construction guidelines and we remain confident that over the long-run, high quality companies with improving business momentum and attractive valuations will outperform the overall market.

Trivalent Emerging Markets Small-Cap Fund (continued)

Average Annual Total Return

Year Ended June 30, 2016

	Class A		Class Y
INCEPTION DATE	7/2/13		7/2/13
	Net Asset Value	Maximum Offering Price	Net Asset Value	MSCI Emerging Markets Small- Cap Index	S&P® Emerging Plus SmallCap Index
One Year	–8.93%	–14.16%	–8.69%	–12.76%	–11.03%
Three Year	N/A	N/A	N/A	N/A	N/A
Five Year	N/A	N/A	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A	N/A	N/A
Since Inception	1.85%	–0.15%	2.10%	N/A	N/A
Expense Ratios
Gross	7.87%		4.99%
With Applicable Waivers	1.84%		1.59%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent Emerging Markets Small-Cap Fund — Growth of $10,000

1The MSCI Emerging Markets Small Cap Index is designed to measure equity market performance of 21 emerging markets and targets approximately 14% of each market's free-float adjusted market capitalization. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Securities in the Fund may not match those in the index and performance of the Fund will differ. Direct investment in an index is not possible. The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The S&P® Emerging Plus SmallCap Index consists of the bottom 15% (based on market capitalization) of companies from each country represented in the S&P® Emerging BMI plus Korea. The S&P® Emerging BMI includes companies domiciled in 20 emerging markets countries with float-adjusted market capitalizations of at least US$100 million and annual trading liquidity of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent International Fund-Core Equity

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

International equity markets declined over the past twelve months against a backdrop of sharp swings in oil prices, renewed fears of China's decelerating growth, uncertainty surrounding central banking policies and 'Brexit' concerns. The Trivalent International Fund-Core Equity returned -10.43% (Class A Shares at net asset value), underperforming the MSCI ACWI Index benchmark, which returned -10.24% for the fiscal year ended June 30, 2016.

There was wide dispersion among country returns and European stocks were hit the hardest by the surprising 'Brexit' vote in June 2016 that triggered volatility and uncertainty across global markets. The vote ran counter to expectations, which favored the United Kingdom to remain in the European Union. The United Kingdom was down 12.2% during the period and was weakened by a sharp 15% decline in the Pound. Italy fell 25.1% on renewed fears of rising bad debts in the country's troubled banking sector. On the other end of the spectrum, New Zealand was the best performing countries in the index, gaining 30.9% as the mineral rich market benefited from a rally in commodity prices over the last six months. Japan, the highest weighted country in the index, declined 8.7% despite a 19.3% rise in the yen.

Nine of ten sectors finished in negative territory, illustrating the breadth of the year's decline. Only Consumer Staples posted a positive return, increasing 7.9%. Financials, especially banks, were hit hard by the Brexit vote, declining 19.6% over concerns on an economic slowdown that would lead to a subsequent decrease in lending. Consumer Discretionary stocks fell 15.5% on decreased consumer confidence stemming from 'Brexit' uncertainty. Energy declined 5.0%, as the international benchmark price, Brent crude, was down 18.6% and reached its lowest level in over six years before rebounding recently.

Our overall security selection for the Fund was slightly positive, while excess returns were generated in three of six regions and four of the ten economic sectors. Notable relative outperformance was generated in the financials and energy sectors. Within financials, Russian stock exchange, Moscow Exchange, advanced 50.1% on favorable outcomes in both monetary and regulatory policy as well as better than expected earnings. Results were underpinned by lower costs and higher fee and interest income. Another financial holding,

Portfolio Holdings

As a Percentage of Total Investments

(a) Amount represents less than .05% of investments.

Trivalent International Fund-Core Equity (continued)

Japanese real estate developer, Daiwa House, advanced 27.9% on the back of strong order growth in its logistics and rental divisions. Continued growth in e-commerce has led to strong demand for high-efficiency logistics facilities while wealthy families seeking shelter from inheritance tax continue to invest in rental properties. The top portfolio contributor came from a sizable position in Pandora. The Danish branded jewelry maker rose 28.1% as sales growth across most territories was better than expected and the company raised guidance due to continued strength of their product offering.

On the downside, underperformance was centered in the United Kingdom amid 'Brexit' uncertainty. Barratt Developments, a homebuilder with 100% exposure to the UK fell 41.4% on concern of weaker pricing and lower volumes. ITV, the British free to air television company, declined 37.9% as advertising spending was negatively impacted by uncertainty in the months prior to the referendum vote and will likely continue to be impacted in the post vote period. EasyJet, the low cost European airline dropped 38.1% as spring results were negatively impacted by French aircraft controller strikes, English airport congestion and weather. Furthermore, the company warned that economic uncertainty has led to weaker demand for the peak summer travel period and may impact pricing.

Market uncertainty is likely to continue in the remainder of 2016 as investors weigh the Brexit's impact on the global economy. The UK's domestic market will face challenges as the purposed withdrawal from the European Union may potentially strip the UK of its status as the 'gateway to Europe.' However, the two year countdown to the UK's exit will not begin until British Parliament invokes Article 50 of the EU treaty and thus for now, the 'Brexit' is largely considered a political event. The Bank of England will likely loosen its already accommodative monetary policy and further cut interest rates from their record low of 0.5% to try to counter a potential slowdown in investment as companies may delay key investment decisions. Central banks across the globe have signaled a continuation of accommodative monetary policy, including the Federal Reserve which recently left rates unchanged in the lead up to the UK referendum. The Fed's interest rate policy should benefit Emerging Market economies as their dollar-denominated debt burdens are relieved. While uncertainty in the UK has caused the Pound to tumble to a 30-year low, the Yen continues to appreciate despite negative interest rates in Japan as investors increase exposure to safer assets in the current "risk-off" environment. Despite the political uncertainty caused by the surprising 'Brexit' vote, we believe opportunities for relative outperformance remain, particularly from among the diverse and broad segment of international equities. We think the recent market sell-off has led to attractive security valuations in certain segments of the market. We will maintain our portfolio construction guidelines and we remain confident that over the long-run, high quality companies with improving business momentum and attractive valuations will outperform the overall market.

Trivalent International Fund-Core Equity (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/16/07		8/16/07		8/16/07	3/3/15	8/16/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	MSCI ACWI ex USA Index (Net Dividends)
One Year	–10.43%	–15.61%	–11.08%	–11.96%	–9.92%	–9.86%	–10.19%	–10.24%
Three Year	3.03%	1.03%	2.30%	2.30%	3.56%	N/A	3.25%	1.16%
Five Year	1.93%	0.74%	1.15%	1.15%	2.47%	N/A	2.17%	0.10%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	–1.82%	–2.48%	–2.59%	–2.59%	–1.32%	–6.63%	–1.60%	N/A
Expense Ratios
Gross	2.33%		3.70%		8.04%	2.68%	1.71%
With
Applicable Waivers	1.48%		2.23%		0.97%	0.97%	1.23%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent International Fund-Core Equity — Growth of $10,000

1The MSCI AC World ex-USA Index is a free float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 44 country indices comprising 23 developed and 21 emerging market county indices. The index is unmanaged and its results include reinvested dividends and/or distributions, but do no reflect the effect of sales charges, commissions, expenses or taxes. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Trivalent International Small-Cap Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

International equity markets declined over the past twelve months against a backdrop of sharp swings in oil prices, renewed fears of China's decelerating growth, uncertainty surrounding central banking policies and 'Brexit' concerns. The Trivalent International Small-Cap Fund returned -8.13% (Class A Shares at net asset value), underperforming the S&P® Developed ex-US SmallCap Index benchmark, which returned -3.80% for the fiscal year ended June 30, 2016.

There was wide dispersion among country returns and European stocks were hit the hardest by the surprising 'Brexit' vote in June 2016 that triggered volatility and uncertainty across global markets. The vote ran counter to expectations, which favored the United Kingdom to remain in the European Union. The United Kingdom fell 18.8% as UK small-cap companies, which are more exposed to the local economy, significantly underperformed their large cap peers during the period. Italy declined 15.8% on renewed fears of rising bad debts in the country's troubled banking sector. On the other end of the spectrum, New Zealand and Australia were among the best performing countries in the index, gaining 27.1% and 9.9%, respectively, as the mineral rich markets benefited from a rally in commodity prices over the last six months. Japan, the highest weighted country in the index, rose 3.4% and was boosted by a 19.3% rise in the yen.

Sector returns were mixed as four out of the ten economic sectors finished in positive territory. Consumer Staples was the best performing sector, rising 11.6%. Energy stocks were hit the hardest, falling 23.5%, as the international benchmark price, Brent crude, was down 18.6% and reached its lowest level in over six years before rebounding recently. Consumer Discretionary stocks fell 10.5% on decreased consumer confidence stemming from 'Brexit' uncertainty.

Overall security selection was negative and accounted for almost all of the Fund's underperformance. Excess returns were generated in two of five regions and four of the ten economic sectors. The strategy's exposure to improving business momentum and value factors detracted from relative performance and several prior portfolio winners experienced

Portfolio Holdings

As a Percentage of Total Investments

Trivalent International Small-Cap Fund (continued)

price reversals during the period. On the downside, underperformance was centered in the countries of Japan and the United Kingdom, and the Information Technology and Industrials sectors. The largest detractor to the Fund's relative performance came from Information Technology holding, Japan Aviation Electronics, a connector supplier to the automotive and smartphone industries. The company's stock price fell 49.1% as its in-line earnings results have been overshadowed by Apple's underwhelming results and broader concern over a slowdown in the smartphone industry. Also in Japan, Tsubakimoto Chain, a machinery and auto parts manufacturer, declined 35.9% as costs for growth investments and concerns over a demand slowdown for cars led by China dampened profit expectations. Within the UK, Bellway, a British homebuilder, and Howden Joinery, a British kitchen manufacturer, declined 29.7% and 35.6%, respectively, on concerns of weaker pricing and lower volumes in the UK housing market.

Notable relative outperformance was generated in the Financials and Consumer Discretionary sectors. The largest positive contributor to the Fund's relative performance came from Financial holdings, Fastighets AB Balder. The Swedish real estate owner increased 63.0% after announcing a series of deals to increase its exposure to lower-risk rental properties. Another strong performer within Financials was Takara Leben. The Japanese real estate developer gained 30.0% after the company confirmed plans to separately list its infrastructure funds. The infrastructure assets are focused on solar energy and represent a key area of future energy supply for Japan. Canadian-listed gold stocks, Oceanagold and Semafo, were also among the top contributors, rising 55.7% and 77.4%, respectively. The price of gold rallied 12.8%, largely driven by a "risk-off" market sentiment amid macroeconomic headwinds, most notably concerns surrounding the 'Brexit' referendum.

Market uncertainty is likely to continue in the remainder of 2016 as investors weigh the Brexit's impact on the global economy. The UK's domestic market will continue to face challenges as the proposed withdrawal from the European Union may potentially strip the UK of its status as the 'gateway to Europe.' However, the two year countdown to the UK's exit will not begin until British Parliament invokes Article 50 of the EU treaty and thus for now, the 'Brexit' is largely considered a political event. The Bank of England will likely loosen its already accommodative monetary policy and further cut interest rates from their record low of 0.5% to try to counter a potential slowdown in investment as companies may delay key investment decisions. Central banks across the globe have signaled a continuation of accommodative monetary policy, including the Federal Reserve, which recently left rates unchanged in the lead up to the UK referendum. While uncertainty in the UK has caused the pound to tumble to a 30-year low, the yen continues to appreciate despite negative interest rates in Japan as investors increase exposure to safer assets in the current "risk-off" environment. Despite the political uncertainty caused by the surprising 'Brexit' vote, we believe opportunities for relative outperformance remain, particularly from among the diverse and broad segment of international small-cap equities. We think the recent market sell-off has led to attractive security valuations in certain segments of the market. We will maintain our portfolio construction guidelines and we remain confident that over the long-run, high quality companies with improving business momentum and attractive valuations will outperform the overall market.

Trivalent International Small-Cap Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class I	Class R6	Class Y
INCEPTION DATE	8/17/07		8/17/07		8/17/07	6/1/12	8/17/07
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Net Asset Value	S&P® Developed ex-U.S. SmallCap Index
One Year	–8.13%	–13.39%	–8.87%	–9.77%	–7.74%	–7.90%	–7.87%	–3.80%
Three Year	8.01%	5.90%	7.20%	7.20%	8.44%	8.30%	8.31%	7.14%
Five Year	6.61%	5.35%	5.84%	5.84%	7.10%	N/A	6.89%	4.20%
Ten Year	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Since Inception	1.95%	1.27%	1.18%	1.18%	2.42%	14.14%	2.19%	N/A
Expense Ratios
Gross	1.74%		2.72%		1.19%	1.73%	1.41%
With Applicable Waivers	1.37%		2.06%		0.97%	1.12%	1.12%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

Trivalent International Small-Cap Fund — Growth of $10,000

1The S&P® Developed ex-U.S. SmallCap Index consists of the stocks representing the lowest 15% of float-adjusted market capitalization in each country other than the U.S. represented in the S&P® Developed Broad Market Index (BMI). The S&P® Developed BMI includes all listed shares of companies from 26 developed countries with float-adjusted market capitalizations of at least US$100 million and annual trading value of at least US$50 million. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

INCORE Total Return Bond Fund

Investment Considerations

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed-income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. The securities of foreign companies acquired by the Fund tend to experience more volatility than their domestic counterparts in part because of higher political and economic risks, lack of reliable information, fluctuations in currency exchange rates and the risks that a foreign government may take over assets, restrict the ability to exchange currency or restrict the delivery of securities.

Commentary

The INCORE Total Return Bond Fund returned 3.34% (Class A Shares at net asset value), underperforming the Barclays U.S. Aggregate Bond Index benchmark, which returned 6.00% for the fiscal year ended June 30, 2016.

Over the past year, the economy produced solid, yet modest growth. Personal consumption, supported by steady job growth, led the economy while business investment and government spending were lacking and net trade provided a drag. The economy was strong enough to elicit the first interest rate increase of the current expansion, while the rest of the developed world's central banks remained accommodative. However, volatility-inducing events throughout the globe produced enough uncertainty to push the Fed into a "lower for longer" mode in the second half of the fiscal year.

An overseas slowdown centered in China roiled the first half of the year, resulting in a plunge in the price of oil and other commodities, in addition to igniting strength of the U.S. Dollar. While the strong dollar and fuel savings were enough to propel consumption, the domestic manufacturing sector slipped into contraction at the end of 2015 before stabilizing in the Spring of 2016. Renewed terror threats, a global downturn, and the U.K.'s vote to leave the European Union provided the turmoil in the second half of the year, leaving investors grappling with risk aversion and forcing the Fed to re-evaluate its overly optimistic forecasts.

Real growth has trended in the range of 2% annually over the past 4 quarters, with the unemployment rate settling below 5%, near full employment. However, inflation has failed to materialize amid a world of slow growth and over-capacity, complicating Fed policy decisions. Over the past year we have seen how difficult it has been for the central bank to align investors' view of optimal monetary policy with that of its own. The Yellen Fed has faced criticism for following discretionary monetary policy, a lack of consensus in its messaging, and overly-optimistic forecasts. Consequently, market participants are becoming increasingly skeptical of what the Fed says with each revision to their forecasts. We remain in the skeptical camp as well, expecting this cycle's terminal Fed funds rate to settle below 2%. While low unemployment, signs of rising wages, and a pickup in consumer

Portfolio Holdings

As a Percentage of Total Investments

INCORE Total Return Bond Fund (continued)

spending may argue for another interest rate hike, a slower pace of job creation, evidence of lower inflation expectations, and persistent risks from outside the U.S. provide reason for caution. For quite some time, the U.S. has managed to de-couple from the rest of the world on the back of the resilient U.S. consumer. Now more than ever, U.S. economic prospects and monetary policy are being dictated by global events and developments outside of the Fed's reach. Furthermore, over $11.7T in negative yielding global sovereign debt complicates the Fed's ability to implement its desired normalization policy. We expect the Fed to proceed with deliberate caution prior to the U.S. election in November.

Investors oscillated between risk-on and risk-off mode over the trailing twelve months. Overall, the high grade market as measured by the Barclays U.S. Aggregate Bond Index returned 6.0%, primarily driven by a significant rally in Treasury yields. A flight to quality served to push the yield curve down with the 10-year Treasury dropping 88 basis points to yield 1.47% and the 30-year Treasury falling 84 basis points to yield 2.28%. Furthermore, the 2s-10s Treasury curve continued to flatten, underscoring an increasingly bearish economic signal from the bond market.

Volatility plagued credit markets in the first half of the fiscal year, resulting in credit spreads rising dramatically, particularly in the commodity sectors, before substantially recovering. All sectors delivered positive total returns while excess returns relative to Treasuries were mixed, with government agencies and industrials falling into negative territory and the ABS, CMBS and Utility sectors generating positive excess returns. High yield corporate bond excess returns remained deeply in negative territory.

The INCORE Total Return Bond Fund underperformed the Barclays U.S. Aggregate Bond Index over the past year. The primary contributors to the underperformance were security selection in corporate bonds and MBS, the overweight position in BBB rated bonds versus A or better rated bonds and our allocation to high yield corporate bonds. The overweight position in investment grade corporate bonds contributed positively to relative performance, but was overwhelmed by negative security selection primarily within the Industrials and Utilities sectors. Security selection within MBS was primarily effected by our TBA positioning as agency mortgage TBAs underperformed specified pools during the first half of 2016. Maturity structure and relative duration positioning also detracted from performance.

We expect modest growth for the U.S. economy during the remainder of the year and will be monitoring both personal consumption and labor markets for any signs of softness. We believe we're in the later stages of the credit and economic cycles, but also recognize that negative interest rates across the globe pose new challenges as investors are crowded out of sovereign bond markets by global central banks.

INCORE Total Return Bond Fund (continued)

Average Annual Return

Year Ended June 30, 2016

	Class A		Class C		Class R6	Class Y
INCEPTION DATE	12/9/92		3/25/96		3/3/15	12/1/91
	Net Asset Value	Maximum Offering Price	Net Asset Value	Contingent Deferred Charges	Net Asset Value	Net Asset Value	Barclays U.S. Aggregate Bond Index
One Year	3.34%	1.27%	2.56%	1.56%	3.60%	3.59%	6.00%
Three Year	3.36%	2.66%	2.59%	2.59%	N/A	3.61%	4.06%
Five Year	3.74%	3.32%	2.98%	2.98%	N/A	3.99%	3.76%
Ten Year	4.74%	4.53%	3.96%	3.96%	N/A	5.00%	5.13%
Since Inception	5.09%	4.99%	4.05%	4.05%	1.81%	5.29%	N/A
Expense Ratios
Gross	1.23%		2.08%		1.53%	0.73%
With Applicable Waivers	0.90%		1.65%		0.63%	0.65%

Past performance is not indicative of future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month's end, please visit www.victoryfunds.com.

The above expense ratios are from the Fund's prospectus dated October 28, 2015. Additional information pertaining to the Fund's expense ratios as of June 30, 2016 can be found in the financial highlights.

The maximum offering price (MOP) figures reflect a maximum sales charge of 5.75% for Class A Shares. NAV does not reflect sales charges.

The total return figures set forth above include all waivers of fees for various periods since inception. Without such fee waivers, the total returns would have been lower. Some fee waivers are voluntary and may be modified or terminated at any time.

INCORE Total Return Bond Fund — Growth of $10,000

1The Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgagebacked securities (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities and commercial mortgage-backed securities. This index does not include the effect of sales charges and is not representative of the Fund. It is not possible to invest directly in an index.

The graph reflects investment growth of a hypothetical $10,000 investment in Class A Shares of the Fund. The performance of other classes of the Fund's shares will be greater than or less than the line shown based on the differences in loads and fees paid by shareholders investing in the different classes. Past performance is no guarantee of future results.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Victory Portfolios Integrity Discovery Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.3%)
Banks (23.4%):
Banc of California, Inc.	43,292	$784
Bank of Marin Bancorp	9,800	474
Banner Corp.	8,392	357
Berkshire Hills Bancorp, Inc.	20,820	560
BNC Bancorp	39,900	906
Bridge Bancorp, Inc.	15,566	442
Cardinal Financial Corp.	35,940	789
Centerstate Banks, Inc.	63,000	992
Enterprise Financial Services Corp.	32,365	903
Financial Institutions, Inc.	30,100	785
First Foundation, Inc. (a)	27,200	585
First Internet Bancorp	24,265	578
Franklin Financial Network, Inc. (a)	22,200	696
Green Bancorp, Inc. (a)	55,870	487
Guaranty Bancorp	47,135	787
Heritage Commerce Corp.	57,100	601
Heritage Financial Corp.	52,779	928
Horizon BanCorp Indiana	28,440	715
Independent Bank Corp.	53,785	780
Independent Bank Group, Inc.	17,276	741
Pacific Premier Bancorp, Inc. (a)	24,090	578
Peoples BanCorp, Inc.	36,500	795
People's Utah Bancorp	36,220	601
Renasant Corp.	10,828	350
Seacoast Banking Corp. of Florida (a)	62,722	1,020
Southwest BanCorp, Inc.	66,523	1,127
State Bank Financial Corp.	51,854	1,056
Stonegate Bank	25,175	812
Univest Corp. of Pennsylvania	26,800	563
Yadkin Financial Corp.	34,634	869
		21,661
Capital Markets (3.0%):
Calamos Asset Management, Inc.	43,623	319
Cowen Group, Inc. (a)	213,537	632
Diamond Hill Investment Group, Inc.	3,701	697
Ladenburg Thalmann Financial Services, Inc. (a)	203,700	481
Manning & Napier, Inc.	55,875	531
Pzena Investment Management, Inc., Class A	16,663	127
		2,787
Consumer Discretionary (14.8%):
Carrols Restaurant Group, Inc. (a)	80,318	956
Century Communities, Inc. (a)	34,051	590
Culp, Inc.	20,130	556
Entercom Communications Corp.	78,965	1,072
Entravision Communications Corp.	85,914	577
Gray Television, Inc. (a)	83,360	904

See notes to financial statements.

Victory Portfolios Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Haverty Furniture Cos., Inc.	30,902	$557
M/I Homes, Inc. (a)	36,248	683
Malibu Boats, Inc., Class A (a)	45,015	544
Marcus Corp.	69,444	1,466
MarineMax, Inc. (a)	47,130	801
Modine Manufacturing Co. (a)	67,455	593
Perry Ellis International, Inc. (a)	30,562	615
Pinnacle Entertainment, Inc. (a)	45,614	505
Ruth's Hospitality Group, Inc.	50,731	809
Shoe Carnival, Inc.	17,137	429
Spartan Motors, Inc.	82,999	520
Sportsman's Warehouse Holdings, Inc. (a)	48,194	388
The Finish Line, Inc., Class A	19,963	403
Tower International, Inc.	25,000	515
		13,483
Energy (5.0%):
Bill Barrett Corp. (a)	89,768	574
Earthstone Energy, Inc. (a)	53,000	571
Matrix Service Co. (a)	37,749	622
Natural Gas Services Group, Inc. (a)	27,422	628
Ring Energy, Inc. (a)	106,403	939
Sanchez Energy Corp. (a)	56,140	396
TETRA Technologies, Inc. (a)	137,162	874
		4,604
Health Care (8.8%):
Addus HomeCare Corp. (a)	31,732	553
Atricure, Inc. (a)	44,737	632
Capital Senior Living Corp. (a)	39,042	690
Invacare Corp.	40,425	490
LHC Group, Inc. (a)	31,974	1,384
Merit Medical Systems, Inc. (a)	51,563	1,023
Orthofix International N.V. (a)	20,161	855
PharMerica Corp. (a)	33,383	823
RTI Surgical, Inc. (a)	160,181	575
US Physical Therapy, Inc.	17,184	1,035
		8,060
Industrials (11.4%):
Ceco Environmental Corp.	74,840	654
Celadon Group, Inc.	52,735	431
Columbus McKinnon Corp.	39,600	560
Covenant Transport Group, Inc., Class A (a)	24,246	438
CRA International, Inc. (a)	30,750	775
Echo Global Logistics, Inc. (a)	32,937	738
Engility Holdings, Inc. (a)	32,235	681
Federal Signal Corp.	74,420	959
Global Brass & Copper Holdings, Inc.	24,540	670
Great Lakes Dredge & Dock Corp. (a)	133,110	580
Harsco Corp.	26,100	173

See notes to financial statements.

Victory Portfolios Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Manitex International, Inc. (a)	84,470	$585
MYR Group, Inc. (a)	17,710	426
MYR Group, Inc. (a)	13,607	328
NN, Inc.	42,815	599
Park-Ohio Holdings Corp.	21,070	596
PGT, Inc. (a)	55,500	572
Resources Connection, Inc.	31,780	470
SP Plus Corp. (a)	18,441	416
		10,651
Information Technology (11.4%):
ADTRAN, Inc.	31,095	580
American Software, Inc.	85,269	894
Axcelis Technologies, Inc. (a)	338,769	911
Cohu, Inc.	49,929	542
Exar Corp. (a)	80,195	646
FormFactor, Inc. (a)	80,415	723
GigPeak, Inc. (a)	248,270	487
IXYS Corp.	61,084	626
Maxlinear, Inc., Class A (a)	24,159	434
Mercury Systems, Inc. (a)	37,158	923
Neophotonics Corp. (a)	57,291	546
Oclaro, Inc. (a)	106,888	522
PC-Telephone, Inc.	93,812	442
Photronics, Inc. (a)	44,287	395
Sigma Designs, Inc. (a)	97,417	626
Sonus Networks, Inc. (a)	62,057	539
TTM Technologies, Inc. (a)	90,127	679
		10,515
Insurance (1.9%):
AMERISAFE, Inc.	7,920	485
Hci Group, Inc.	13,700	374
Stewart Information Services	22,020	911
		1,770
Materials (3.7%):
Century Aluminum Co. (a)	41,990	266
Haynes International, Inc.	24,770	795
Olympic Steel, Inc.	31,260	853
Ryerson Holding Corp. (a)	41,760	731
Schnitzer Steel Industries, Inc.	42,400	746
		3,391
Real Estate Investment Trusts (REITs) (7.1%):
CareTrust REIT, Inc.	59,550	821
Cedar Realty Trust, Inc.	140,260	1,043
CorEnergy Infrastructure Trust, Inc.	22,963	662
First Potomac Realty Trust	68,850	633
Independence Realty Trust, Inc.	97,125	794
Monmouth Real Estate Investment Corp., Class A	57,270	759
Rexford Industrial Realty, Inc.	40,495	854

See notes to financial statements.

Victory Portfolios Integrity Discovery Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Sotherly Hotels, Inc.	48,363	$273
Summit Hotel Properties, Inc.	50,230	665
		6,504
Thrifts & Mortgage Finance (6.8%):
First Defiance Financial Corp.	18,650	725
First Financial Northwest, Inc.	63,583	844
Fox Chase Bankcorp, Inc.	38,080	775
Oceanfirst Financial Corp.	48,455	880
United Community Financial Corp.	133,905	814
United Financial Bancorp, Inc.	70,830	919
Walker & Dunlop, Inc. (a)	32,745	746
WSFS Financial Corp.	16,960	546
		6,249
Total Common Stocks (Cost $78,026)		89,675
Investment Companies (2.9%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	2,679,160	2,679
Total Investment Companies (Cost $2,679)		2,679
Total Investments (Cost $80,705) — 100.2%		92,354
Liabilities in excess of other assets — (0.2)%		(181)
NET ASSETS — 100.00%		$92,173

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.0%)
Banks (6.5%):
BankUnited, Inc.	2,709	$83
Fifth Third Bancorp	11,427	201
Huntington Bancshares, Inc.	17,605	157
PacWest Bancorp	2,713	108
Regions Financial Corp.	20,994	179
SunTrust Banks, Inc.	4,483	184
Synovus Financial Corp.	5,915	171
Zions Bancorp	9,192	232
		1,315
Capital Markets (1.9%):
Invesco Ltd.	8,594	219
Raymond James Financial, Inc.	3,250	160
		379
Consumer Discretionary (9.5%):
Brunswick Corp.	3,423	155
Coach, Inc.	4,006	164
DR Horton, Inc.	6,784	214
G-III Apparel Group Ltd. (a)	798	36
Live Nation Entertainment, Inc. (a)	6,644	156
MGM Resorts International (a)	6,199	140
PVH Corp.	1,658	156
Royal Caribbean Cruises Ltd.	1,891	127
Sally Beauty Holdings, Inc. (a)	4,918	145
TEGNA, Inc.	6,162	143
The Goodyear Tire & Rubber Co.	4,640	119
Whirlpool Corp.	1,140	190
Wyndham Worldwide Corp.	2,150	153
		1,898
Consumer Finance (1.0%):
Ally Financial, Inc. (a)	11,514	197
Consumer Staples (3.9%):
Constellation Brands, Inc., Class A	914	151
Hormel Foods Corp.	3,641	133
Molson Coors Brewing Co., Class B	1,964	199
Rite Aid Corp. (a)	19,962	150
Tyson Foods, Inc., Class A	2,693	180
		813
Energy (10.2%):
Baker Hughes, Inc.	3,321	150
Carrizo Oil & Gas, Inc. (a)	3,867	139
Cimarex Energy Co.	1,399	167
Continental Resources, Inc. (a)	3,770	171
Diamondback Energy, Inc. (a)	2,230	202
Equities Corp.	2,448	190
Nabors Industries Ltd.	14,998	151

See notes to financial statements.

Victory Portfolios Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Noble Energy, Inc.	4,951	$178
Oasis Petroleum, Inc. (a)	8,000	75
PDC Energy, Inc. (a)	1,595	92
Rice Energy, Inc. (a)	7,461	164
Rsp Permian, Inc. (a)	1,611	56
Superior Energy Services, Inc.	9,198	169
Synergy Resources Corp. (a)	12,436	83
Whiting Petroleum Corp. (a)	9,152	85
		2,072
Health Care (6.3%):
Boston Scientific Corp. (a)	7,572	177
HealthSouth Corp.	3,113	121
Hill-Rom Holdings, Inc.	5,118	258
Molina Healthcare, Inc. (a)	2,795	139
VCA, Inc. (a)	3,463	234
Zimmer Holdings, Inc.	2,955	356
		1,285
Industrials (11.6%):
BWX Technologies, Inc.	4,175	149
EMCOR Group, Inc.	3,383	167
EnerSys	2,009	119
Huntington Ingalls Industries, Inc.	1,243	209
Ingersoll-Rand PLC	2,944	187
J.B. Hunt Transport Services, Inc.	1,588	129
Kansas City Southern	2,271	205
Kirby Corp. (a)	2,042	127
L-3 Communications Holdings, Inc.	1,814	266
Manitowoc Foodservice, Inc. (a)	8,968	158
Manpowergroup, Inc.	1,725	111
Old Dominion Freight Line, Inc. (a)	2,296	138
Owens Corning	3,438	177
Stanley Black & Decker, Inc.	1,968	219
		2,361
Information Technology (11.0%):
Applied Materials, Inc.	7,683	184
Arrow Electronics, Inc. (a)	2,195	137
Ciena Corp. (a)	7,895	148
CommScope Holding Co., Inc. (a)	5,793	180
Corning, Inc.	5,439	111
CSRA, Inc.	4,267	100
Cypress Semiconductor Corp.	17,635	186
Flextronics International Ltd. (a)	16,527	195
HP, Inc.	9,505	119
Littelfuse, Inc.	1,069	126
Marvell Technology Group Ltd.	17,018	162
Maxim Integrated Products, Inc.	3,435	123
PTC, Inc. (a)	5,255	197
Teradyne, Inc.	6,809	134

See notes to financial statements.

Victory Portfolios Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Western Digital Corp.	2,829	$134
		2,236
Insurance (8.0%):
American Financial Group, Inc.	2,834	210
Arch Capital Group Ltd. (a)	3,229	232
Assurant, Inc.	2,602	225
CNO Financial Group, Inc.	10,764	188
FNF Group	6,129	230
Hanover Insurance Group, Inc.	1,609	136
Hartford Financial Services Group, Inc.	5,493	243
Unum Group	5,144	164
		1,628
Materials (6.0%):
Alcoa, Inc.	9,119	85
Allegheny Technologies, Inc.	10,158	129
Ashland, Inc.	1,596	183
Avery Dennison Corp.	1,236	92
Eastman Chemical Co.	2,379	162
Freeport-McMoRan, Inc.	9,406	105
Huntsman Corp.	6,644	89
Nucor Corp.	1,957	97
Steel Dynamics, Inc.	3,945	97
The Chemours Co.	8,756	72
U.S. Steel Corp.	5,244	88
		1,199
Real Estate Investment Trusts (REITs) (9.8%):
American Campus Communities, Inc.	4,163	220
Apartment Investment & Management Co., Class A	5,111	226
Duke Realty Investments, Inc.	12,887	343
Forest City Realty Trust, Inc., Class A	5,733	128
Host Hotels & Resorts, Inc.	12,197	198
Mack Cali Realty Corp.	5,423	146
Prologis, Inc.	4,455	218
Store Capital Corp.	5,625	166
Welltower, Inc.	4,344	331
		1,976
Telecommunication Services (1.0%):
CenturyLink, Inc.	6,921	201
Utilities (10.3%):
Alliant Energy Corp.	4,728	188
Atmos Energy Corp.	2,465	200
Calpine Corp. (a)	7,750	114
Edison International	2,786	216
FirstEnergy Corp.	5,410	189
Great Plains Energy, Inc.	7,032	214
Pinnacle West Capital Corp.	3,871	313
PPL Corp.	7,175	271

See notes to financial statements.

Victory Portfolios Integrity Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
UGI Corp.	3,800	$172
Westar Energy, Inc.	3,630	204
		2,081
Total Common Stocks (Cost $17,327)		19,641
Investment Companies (2.4%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	482,673	483
Total Investment Companies (Cost $483)		483
Total Investments (Cost $17,810) — 99.4%		20,124
Other assets in excess of liabilities — 0.6%		130
NET ASSETS — 100.00%		$20,254

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Integrity Small-Cap Value Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (96.2%)
Banks (15.7%):
BancorpSouth, Inc.	586,560	$13,309
BankUnited, Inc.	596,640	18,329
Banner Corp.	429,878	18,287
Central Pacific Financial Corp.	796,140	18,789
First Commonwealth Financial Corp.	1,338,530	12,314
First Financial Bancorp	956,976	18,613
First Horizon National Corp.	1,370,468	18,885
FirstMerit Corp.	597,720	12,116
Hancock Holding Co.	364,100	9,507
International Bancshares Corp.	552,685	14,420
Old National Bancorp	1,085,519	13,602
Opus Bank	169,986	5,746
PacWest Bancorp	350,400	13,939
State Bank Financial Corp.	478,470	9,737
Synovus Financial Corp.	957,571	27,759
United Community Banks, Inc.	1,230,485	22,506
Westamerica BanCorp	313,355	15,436
Western Alliance Bancorp (a)	846,687	27,643
		290,937
Capital Markets (2.2%):
Investment Technology Group, Inc.	589,525	9,857
Janus Capital Group, Inc.	1,170,822	16,298
Stifel Financial Corp. (a)	489,900	15,407
		41,562
Consumer Discretionary (7.6%):
Ascena Retail Group, Inc. (a)	1,100,400	7,692
CalAtlantic Group, Inc.	514,002	18,869
Caleres, Inc.	726,304	17,584
Cooper Tire & Rubber Co.	495,535	14,777
Crocs, Inc. (a)	1,207,630	13,622
G-III Apparel Group Ltd. (a)	201,700	9,222
Gray Television, Inc. (a)	951,750	10,326
Marriott Vacations Worldwide Corp.	133,100	9,116
Modine Manufacturing Co. (a)	1,089,903	9,591
Penn National Gaming, Inc. (a)	977,315	13,634
Shoe Carnival, Inc.	332,511	8,333
The Finish Line, Inc., Class A	418,490	8,449
		141,215
Consumer Staples (3.0%):
Casey's General Stores, Inc.	112,950	14,854
Cott Corp.	1,113,540	15,545
Dean Foods Co.	545,700	9,872
TreeHouse Foods, Inc. (a)	158,793	16,300
		56,571
See notes to financial statements.

Victory Portfolios Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Energy (6.0%):
Carrizo Oil & Gas, Inc. (a)	399,226	$14,312
Matador Resources Co. (a)	427,550	8,465
Nabors Industries Ltd.	1,032,400	10,376
Oasis Petroleum, Inc. (a)	1,018,000	9,508
Parsley Energy, Inc., Class A (a)	604,765	16,366
PDC Energy, Inc. (a)	147,210	8,481
Rice Energy, Inc. (a)	675,380	14,885
Rsp Permian, Inc. (a)	299,370	10,445
Synergy Resources Corp. (a)	941,730	6,272
Whiting Petroleum Corp. (a)	1,205,420	11,162
		110,272
Health Care (6.7%):
AmSurg Corp. (a)	173,291	13,437
Charles River Laboratories International, Inc. (a)	167,700	13,825
CONMED Corp.	225,100	10,744
Greatbatch, Inc. (a)	259,951	8,040
HealthSouth Corp.	402,826	15,637
Impax Laboratories, Inc. (a)	358,000	10,318
Magellan Health, Inc. (a)	211,352	13,901
Molina Healthcare, Inc. (a)	257,597	12,854
PharMerica Corp. (a)	586,669	14,467
WellCare Health Plans, Inc. (a)	100,025	10,731
		123,954
Industrials (13.5%):
Aerojet Rocketdyne Holdings, Inc. (a)	883,761	16,155
BWX Technologies, Inc.	425,240	15,211
Deluxe Corp.	252,181	16,737
EMCOR Group, Inc.	427,268	21,047
EnerSys	235,360	13,997
Engility Holdings, Inc. (a)	692,754	14,631
Esterline Technologies Corp. (a)	209,997	13,028
General Cable Corp.	418,670	5,321
Genesee & Wyoming, Inc., Class A (a)	288,060	16,981
Harsco Corp.	801,530	5,322
Hawaiian Holdings, Inc. (a)	276,485	10,495
Hub Group, Inc., Class A (a)	389,110	14,930
Knight Transportation, Inc.	493,224	13,110
Meritor, Inc. (a)	1,718,430	12,373
Primoris Services Corp.	813,046	15,391
Saia, Inc. (a)	317,230	7,975
SkyWest, Inc.	567,620	15,020
Triumph Group, Inc.	146,000	5,183
Univar, Inc. (a)	116,000	2,194
Wabash National Corp. (a)	1,100,384	13,975
		249,076

See notes to financial statements.

Victory Portfolios Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Information Technology (12.8%):
ADTRAN, Inc.	722,570	$13,476
Benchmark Electronics, Inc. (a)	887,085	18,762
Brooks Automation, Inc.	1,131,908	12,700
CACI International, Inc., Class A (a)	151,000	13,652
Ciena Corp. (a)	1,008,519	18,910
Cypress Semiconductor Corp.	1,378,450	14,543
Diodes, Inc. (a)	724,100	13,606
Entegris, Inc. (a)	1,196,760	17,317
Intersil Corp., Class A	1,397,614	18,923
Littelfuse, Inc.	109,278	12,916
Mentor Graphics Corp.	666,540	14,171
Plexus Corp. (a)	451,068	19,486
PTC, Inc. (a)	471,490	17,718
Tech Data Corp. (a)	188,927	13,574
Vishay Intertechnology, Inc.	1,322,294	16,383
		236,137
Insurance (5.5%):
CNO Financial Group, Inc.	1,027,507	17,940
Hanover Insurance Group, Inc.	144,660	12,241
James River Group Holdings Ltd.	366,103	12,432
MBIA, Inc. (a)	1,148,340	7,843
RLI Corp.	371,227	25,534
Stewart Information Services	383,145	15,866
The Navigators Group, Inc.	120,804	11,110
		102,966
Materials (4.7%):
Allegheny Technologies, Inc.	861,320	10,982
Century Aluminum Co. (a)	793,120	5,020
Headwaters, Inc. (a)	845,460	15,168
Huntsman Corp.	645,030	8,676
Kaiser Aluminum Corp.	157,105	14,204
Quaker Chemical Corp.	157,644	14,061
The Chemours Co.	618,400	5,096
Tronox Ltd., Class A	1,169,300	5,157
U.S. Steel Corp.	463,240	7,810
		86,174
Real Estate Investment Trusts (REITs) (10.4%):
CubeSmart	224,454	6,931
DiamondRock Hospitality Co.	1,187,748	10,725
Education Realty Trust, Inc.	358,740	16,552
First Industrial Realty Trust, Inc.	699,300	19,455
Kite Realty Group Trust	642,613	18,012
Lexington Realty Trust	1,644,851	16,629
Mack Cali Realty Corp.	785,065	21,198
Medical Properties Trust, Inc.	1,070,937	16,289
Parkway Properties, Inc.	601,549	10,064
Pennsylvania Real Estate Invesment Trust	540,798	11,600

See notes to financial statements.

Victory Portfolios Integrity Small-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Physicians Realty Trust	792,240	$16,645
Ryman Hospitality Properties, Inc.	237,645	12,037
Sunstone Hotel Investors, Inc.	1,361,574	16,434
		192,571
Thrifts & Mortgage Finance (1.3%):
Astoria Financial Corp.	767,786	11,770
MGIC Investment Corp. (a)	1,982,882	11,798
		23,568
Utilities (6.8%):
ALLETE, Inc.	377,352	24,388
Black Hills Corp.	229,060	14,440
Dynegy, Inc. (a)	652,235	11,245
NorthWestern Corp.	286,835	18,091
PNM Resources, Inc.	545,002	19,315
South Jersey Industries, Inc.	663,916	20,993
Southwest Gas Corp.	211,935	16,681
		125,153
Total Common Stocks (Cost $1,622,676)		1,780,156
Investment Companies (3.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	64,165,149	64,165
Total Investment Companies (Cost $64,165)		64,165
Total Investments (Cost $1,686,841) — 99.7%		1,844,321
Other assets in excess of liabilities — 0.3%		5,868
NET ASSETS — 100.00%		$1,850,189

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.8%)
Banks (11.4%):
BankUnited, Inc.	7,069	$217
Comerica, Inc.	5,126	211
First Republic Bank	3,000	210
Huntington Bancshares, Inc.	36,916	330
PacWest Bancorp	7,980	317
Synovus Financial Corp.	13,983	406
Westamerica BanCorp	3,984	196
Western Alliance Bancorp (a)	13,265	434
Zions Bancorp	12,414	312
		2,633
Capital Markets (2.4%):
Investment Technology Group, Inc.	6,839	114
Janus Capital Group, Inc.	10,293	143
Raymond James Financial, Inc.	3,780	187
Stifel Financial Corp. (a)	3,153	99
		543
Consumer Discretionary (7.3%):
Ascena Retail Group, Inc. (a)	12,134	85
Brunswick Corp.	4,218	191
CalAtlantic Group, Inc.	4,729	174
Caleres, Inc.	6,482	156
DR Horton, Inc.	6,062	190
G-III Apparel Group Ltd. (a)	2,511	115
Live Nation Entertainment, Inc. (a)	7,364	173
TEGNA, Inc.	8,342	193
The Finish Line, Inc., Class A	4,887	99
The Goodyear Tire & Rubber Co.	5,207	134
Wyndham Worldwide Corp.	2,333	166
		1,676
Consumer Finance (1.1%):
Ally Financial, Inc. (a)	15,123	258
Consumer Staples (4.1%):
B&G Foods, Inc.	3,599	173
Casey's General Stores, Inc.	1,678	220
Rite Aid Corp. (a)	20,799	156
The Hain Celestial Group, Inc. (a)	4,110	205
TreeHouse Foods, Inc. (a)	1,936	199
		953
Energy (7.5%):
Continental Resources, Inc. (a)	4,661	211
Nabors Industries Ltd.	17,312	174
Oasis Petroleum, Inc. (a)	14,104	132
Parsley Energy, Inc., Class A (a)	8,249	222
PDC Energy, Inc. (a)	2,995	173
Rice Energy, Inc. (a)	8,742	193

See notes to financial statements.

Victory Portfolios Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Rsp Permian, Inc. (a)	3,192	$111
Superior Energy Services, Inc.	14,870	274
Synergy Resources Corp. (a)	16,094	107
Whiting Petroleum Corp. (a)	12,601	117
		1,714
Health Care (5.3%):
Charles River Laboratories International, Inc. (a)	1,755	145
HealthSouth Corp.	3,521	137
Hill-Rom Holdings, Inc.	4,786	241
Impax Laboratories, Inc. (a)	4,984	144
Molina Healthcare, Inc. (a)	3,099	155
VCA, Inc. (a)	4,330	292
WellCare Health Plans, Inc. (a)	1,203	129
		1,243
Industrials (12.5%):
Aerojet Rocketdyne Holdings, Inc. (a)	10,366	189
BWX Technologies, Inc.	5,172	185
Deluxe Corp.	3,008	200
EMCOR Group, Inc.	4,386	216
Engility Holdings, Inc. (a)	1,856	39
General Cable Corp.	4,793	61
Genesee & Wyoming, Inc., Class A (a)	3,489	206
Harsco Corp.	9,453	63
Hillenbrand, Inc.	6,005	180
Huntington Ingalls Industries, Inc.	1,571	265
Kirby Corp. (a)	2,648	165
Manitowoc Foodservice, Inc. (a)	11,403	202
Manpowergroup, Inc.	2,047	132
Meritor, Inc. (a)	20,616	148
Old Dominion Freight Line, Inc. (a)	2,691	162
Owens Corning	4,664	240
Triumph Group, Inc.	1,805	64
Univar, Inc. (a)	1,452	27
Xpo Logistics, Inc. (a)	5,661	149
		2,893
Information Technology (11.6%):
Arrow Electronics, Inc. (a)	3,260	202
CACI International, Inc., Class A (a)	1,641	148
Ciena Corp. (a)	9,484	178
CommScope Holding Co., Inc. (a)	6,525	202
Cypress Semiconductor Corp.	19,425	205
Flextronics International Ltd. (a)	18,746	221
Intersil Corp., Class A	14,970	203
Littelfuse, Inc.	1,441	170
Marvell Technology Group Ltd.	23,331	222
Maxim Integrated Products, Inc.	3,707	132
Plexus Corp. (a)	4,227	183
PTC, Inc. (a)	5,964	224
Tech Data Corp. (a)	1,784	128

See notes to financial statements.

Victory Portfolios Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Teradyne, Inc.	11,918	$235
		2,653
Insurance (8.3%):
American Financial Group, Inc.	5,622	416
Arch Capital Group Ltd. (a)	5,873	422
Arthur J. Gallagher & Co.	3,856	184
Assurant, Inc.	3,281	283
CNO Financial Group, Inc.	12,389	216
Hanover Insurance Group, Inc.	2,514	213
Primerica, Inc.	3,250	186
		1,920
Materials (6.1%):
Allegheny Technologies, Inc.	13,390	170
Ashland, Inc.	1,705	196
Avery Dennison Corp.	2,366	177
Century Aluminum Co. (a)	9,917	63
Headwaters, Inc. (a)	9,723	174
Huntsman Corp.	7,157	96
Kaiser Aluminum Corp.	2,031	183
Steel Dynamics, Inc.	4,592	113
The Chemours Co.	7,292	60
Tronox Ltd., Class A	15,763	70
U.S. Steel Corp.	5,742	97
		1,399
Real Estate Investment Trusts (REITs) (12.0%):
American Campus Communities, Inc.	4,326	229
Apartment Investment & Management Co., Class A	6,290	278
CubeSmart	3,748	116
DDR Corp.	15,601	283
DiamondRock Hospitality Co.	12,295	111
Duke Realty Investments, Inc.	12,155	324
Forest City Realty Trust, Inc., Class A	10,760	240
Lexington Realty Trust	17,211	174
Mack Cali Realty Corp.	7,774	210
Medical Properties Trust, Inc.	12,086	184
Regency Centers Corp.	3,467	290
Ryman Hospitality Properties, Inc.	2,906	147
Sunstone Hotel Investors, Inc.	13,895	168
		2,754
Utilities (8.2%):
ALLETE, Inc.	4,152	268
Alliant Energy Corp.	6,076	241
Atmos Energy Corp.	3,441	280
Calpine Corp. (a)	8,856	131
Pinnacle West Capital Corp.	4,316	350
PNM Resources, Inc.	5,216	185
UGI Corp.	4,267	193

See notes to financial statements.

Victory Portfolios Integrity Small/Mid-Cap Value Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Westar Energy, Inc.	4,121	$231
		1,879
Total Common Stocks (Cost $20,197)		22,518
Investment Companies (2.1%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	482,591	483
Total Investment Companies (Cost $483)		483
Total Investments (Cost $20,680) — 99.9%		23,001
Other assets in excess of liabilities — 0.1%		14
NET ASSETS — 100.00%		$23,015

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Munder Multi-Cap Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.2%)
Consumer Discretionary (19.4%):
Amazon.com, Inc. (a)	3,895	$2,787
Big Lots, Inc.	67,105	3,363
Carnival Corp., Class A	79,600	3,518
CBS Corp., Class B	53,435	2,909
DR Horton, Inc.	176,500	5,556
Drew Industries, Inc.	62,615	5,312
General Motors Co.	66,125	1,871
La-Z-Boy, Inc.	200,155	5,568
Lear Corp.	46,105	4,692
LKQ Corp. (a)	136,470	4,326
Lowe's Cos., Inc.	76,995	6,096
Mohawk Industries, Inc. (a)	30,515	5,791
NVR, Inc. (a)	3,355	5,973
Skechers U.S.A., Inc., Class A (a)	162,030	4,816
Tenneco, Inc. (a)	106,395	4,959
The Goodyear Tire & Rubber Co.	106,935	2,744
The Home Depot, Inc.	22,070	2,818
Thor Industries, Inc.	88,820	5,751
		78,850
Consumer Staples (8.8%):
Altria Group, Inc.	127,435	8,789
CVS Health Corp.	51,350	4,915
PepsiCo, Inc.	66,245	7,018
Philip Morris International, Inc.	29,065	2,956
Reynolds American, Inc.	98,155	5,293
Walgreens Boots Alliance, Inc.	45,665	3,803
Wal-Mart Stores, Inc.	45,160	3,298
		36,072
Energy (6.0%):
Chevron Corp.	44,645	4,680
EOG Resources, Inc.	33,445	2,790
Exxon Mobil Corp.	98,605	9,243
Occidental Petroleum Corp.	27,255	2,059
Phillips 66	33,370	2,648
Schlumberger Ltd.	40,945	3,238
		24,658
Financials (13.7%):
Bank of America Corp.	228,090	3,027
Berkshire Hathaway, Inc., Class B (a)	49,410	7,154
BofI Holding, Inc. (a)	126,000	2,231
Chemical Financial Corp.	53,045	1,978
Citigroup, Inc.	104,990	4,451
Discover Financial Services	60,500	3,242
Essent Group Ltd. (a)	264,765	5,775
JPMorgan Chase & Co.	62,975	3,913
Lamar Advertising Co.	33,320	2,209

See notes to financial statements.

Victory Portfolios Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Pinnacle Financial Partners, Inc.	102,350	$5,000
Primerica, Inc.	124,410	7,121
The Charles Schwab Corp.	67,860	1,718
The Goldman Sachs Group, Inc.	18,025	2,678
Western Alliance Bancorp (a)	162,605	5,308
		55,805
Health Care (16.5%):
Abbvie, Inc.	35,050	2,170
Air Methods Corp. (a)	113,105	4,053
Allergan PLC (a)	17,375	4,015
AMN Healthcare Services, Inc. (a)	143,185	5,723
AmSurg Corp. (a)	70,125	5,437
Cambrex Corp. (a)	123,705	6,400
Centene Corp. (a)	82,690	5,902
Gilead Sciences, Inc.	34,910	2,912
HCA Holdings, Inc. (a)	75,045	5,779
ICON PLC (a)	54,870	3,841
Medtronic PLC	25,100	2,178
Pfizer, Inc.	67,410	2,374
Quintiles Transnational Holdings, Inc. (a)	82,355	5,379
Teva Pharmaceutical Industries Ltd., ADR	49,895	2,506
UnitedHealth Group, Inc.	60,240	8,506
		67,175
Industrials (10.8%):
3M Co.	12,390	2,170
A.O. Smith Corp.	50,905	4,485
Alaska Air Group, Inc.	51,730	3,015
Apogee Enterprises, Inc.	127,780	5,923
Comfort Systems USA, Inc.	139,850	4,555
CSX Corp.	80,365	2,096
Dycom Industries, Inc. (a)	44,570	4,001
FedEx Corp.	24,465	3,713
HD Supply Holdings, Inc. (a)	167,265	5,824
Honeywell International, Inc.	27,620	3,213
Southwest Airlines Co.	90,875	3,564
United Technologies Corp.	21,340	2,188
		44,747
Information Technology (17.2%):
Alphabet, Inc., Class A (a)	13,198	9,285
Apple, Inc.	62,390	5,964
Broadcom Ltd.	46,975	7,300
Cisco Systems, Inc.	145,465	4,173
Cognizant Technology Solutions Corp., Class A (a)	46,070	2,637
Facebook, Inc., Class A (a)	56,515	6,459
Intel Corp.	101,060	3,315
j2 Global, Inc.	43,990	2,779
Mellanox Technologies Ltd. (a)	104,820	5,027
Microsoft Corp.	145,730	7,457

See notes to financial statements.

Victory Portfolios Munder Multi-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NetEase, Inc., ADR	34,955	$6,754
Total System Services, Inc.	107,505	5,710
Visa, Inc., Class A	40,460	3,001
		69,861
Materials (2.1%):
Berry Plastics Group, Inc. (a)	168,290	6,538
Neenah Paper, Inc.	29,995	2,171
		8,709
Telecommunication Services (2.7%):
AT&T, Inc.	154,005	6,654
Verizon Communications, Inc.	80,155	4,476
		11,130
Total Common Stocks (Cost $369,575)		397,007
Exchange-Traded Funds (1.0%)
iShares Russell 3000 ETF	33,070	4,101
Total Exchange-Traded Funds (Cost $4,100)		4,101
Investment Companies (2.0%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	8,124,105	8,124
Total Investment Companies (Cost $8,124)		8,124
Total Investments (Cost $381,799) — 100.2%		409,232
Liabilities in excess of other assets — (0.2)%		(655)
NET ASSETS — 100.00%		$408,577

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (98.8%)
Consumer Discretionary (12.0%):
Advance Auto Parts, Inc.	939	$152
Amazon.com, Inc. (a)	4,938	3,534
AutoNation, Inc. (a)	908	43
AutoZone, Inc. (a)	381	302
Bed Bath & Beyond, Inc.	1,970	85
Best Buy Co., Inc.	3,598	110
BorgWarner, Inc.	2,778	82
CarMax, Inc. (a)	2,474	121
Carnival Corp., Class A	5,596	247
CBS Corp., Class B	5,301	289
Chipotle Mexican Grill, Inc. (a)	372	150
Coach, Inc.	3,549	145
Comcast Corp., Class A	30,858	2,012
Darden Restaurants, Inc.	1,456	92
Delphi Automotive PLC	3,484	218
Discovery Communications, Inc., Class A (a)	1,921	48
Discovery Communications, Inc., Class C (a)	3,047	73
Dollar General Corp.	3,622	341
Dollar Tree, Inc. (a)	3,007	283
DR Horton, Inc.	4,214	133
Expedia, Inc.	1,496	159
Foot Locker, Inc.	1,737	95
Ford Motor Co.	49,803	626
Garmin Ltd.	1,497	64
General Motors Co.	17,885	506
Genuine Parts Co.	1,910	193
H&R Block, Inc.	2,865	66
Hanesbrands, Inc.	4,819	121
Harley-Davidson, Inc.	2,312	105
Harman International Industries, Inc.	901	65
Hasbro, Inc.	1,433	120
Johnson Controls, Inc.	8,275	366
Kohl's Corp.	2,345	89
L Brands, Inc.	3,229	217
Leggett & Platt, Inc.	1,714	88
Lennar Corp., Class A	2,341	108
LKQ Corp. (a)	3,914	124
Lowe's Cos., Inc.	11,309	895
Macy's, Inc.	3,936	132
Marriott International, Inc., Class A	2,434	162
Mattel, Inc.	4,345	136
McDonald's Corp.	11,205	1,348
Michael Kors Holdings Ltd. (a)	2,252	111
Mohawk Industries, Inc. (a)	814	154
Netflix, Inc. (a)	5,467	500
Newell Rubbermaid, Inc.	5,829	282
News Corp., Class A	4,857	55
News Corp., Class B	1,376	16

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
NIKE, Inc., Class B	16,994	$938
Nordstrom, Inc.	1,638	62
Omnicom Group, Inc.	3,034	247
O'Reilly Automotive, Inc. (a)	1,231	334
PulteGroup, Inc.	4,019	78
PVH Corp.	1,034	97
Ralph Lauren Corp.	728	65
Ross Stores, Inc.	5,128	291
Royal Caribbean Cruises Ltd.	2,143	144
Scripps Networks Interactive, Inc., Class A	1,213	76
Signet Jewelers Ltd.	995	82
Staples, Inc.	8,249	71
Starbucks Corp.	18,697	1,068
Starwood Hotels & Resorts Worldwide, Inc.	2,152	159
Target Corp.	7,522	526
TEGNA, Inc.	2,777	64
The Gap, Inc.	2,895	61
The Goodyear Tire & Rubber Co.	3,394	87
The Home Depot, Inc.	15,877	2,028
The Interpublic Group of Cos., Inc.	5,136	119
The Priceline Group, Inc. (a)	634	791
The TJX Cos, Inc.	8,438	652
The Walt Disney Co.	19,051	1,864
Tiffany & Co.	1,399	85
Time Warner, Inc.	10,037	738
Tractor Supply Co.	1,703	155
TripAdvisor, Inc. (a)	1,458	94
Twenty-First Century Fox, Inc.	13,986	378
Twenty-First Century Fox, Inc., Class B	5,503	150
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	797	194
Under Armour, Inc., Class A (a)	2,337	94
Under Armour, Inc. (a)	2,365	86
Urban Outfitters, Inc. (a)	1,106	30
VF Corp.	4,258	262
Viacom, Inc., Class B	4,424	183
Whirlpool Corp.	970	162
Wyndham Worldwide Corp.	1,429	102
Wynn Resorts Ltd.	1,040	94
Yum! Brands, Inc.	5,200	431
		28,505
Consumer Staples (10.3%):
Altria Group, Inc.	24,971	1,722
Archer-Daniels-Midland Co.	7,500	322
Brown-Forman Corp., Class B	1,283	128
Campbell Soup Co.	2,289	152
Church & Dwight Co., Inc.	1,638	169
Colgate-Palmolive Co.	11,398	834
ConAgra Foods, Inc.	5,570	266
Constellation Brands, Inc., Class A	2,251	372
Costco Wholesale Corp.	5,591	878

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
CVS Health Corp.	13,708	$1,313
Dr Pepper Snapple Group, Inc.	2,372	229
General Mills, Inc.	7,587	541
Hormel Foods Corp.	3,449	126
J.M. Smucker Co.	1,528	233
Kellogg Co.	3,217	263
Kimberly-Clark Corp.	4,597	632
McCormick & Co., Inc.	1,471	157
Mead Johnson Nutrition Co.	2,383	216
Molson Coors Brewing Co., Class B	2,350	238
Mondelez International, Inc., Class A	19,810	902
Monster Beverage Corp. (a)	1,797	289
PepsiCo, Inc.	18,436	1,953
Philip Morris International, Inc.	19,800	2,014
Reynolds American, Inc.	10,566	570
Sysco Corp.	6,689	339
The Clorox Co.	1,651	228
The Coca-Cola Co.	49,695	2,253
The Estee Lauder Cos., Inc., Class A	2,841	259
The Hershey Co.	1,793	203
The Kraft Heinz Co.	7,604	673
The Kroger Co.	12,174	448
The Procter & Gamble Co.	33,975	2,877
Tyson Foods, Inc., Class A	3,836	256
Walgreens Boots Alliance, Inc.	11,030	918
Wal-Mart Stores, Inc.	19,492	1,424
Whole Foods Market, Inc.	4,097	131
		24,528
Energy (7.4%):
Anadarko Petroleum Corp.	6,514	347
Apache Corp.	4,832	269
Baker Hughes, Inc.	5,589	252
Cabot Oil & Gas Corp.	5,935	153
California Resources Corp. (a)	1	—	(b)
Chesapeake Energy Corp. (a)	7,464	32
Chevron Corp.	24,056	2,522
Cimarex Energy Co.	1,211	144
Columbia Pipeline Group, Inc.	5,103	130
Concho Resources, Inc. (a)	1,664	198
ConocoPhillips	15,806	689
Devon Energy Corp.	6,688	242
Diamond Offshore Drilling, Inc.	823	20
EOG Resources, Inc.	7,024	586
Equities Corp.	2,205	171
Exxon Mobil Corp.	52,926	4,961
FMC Technologies, Inc. (a)	2,889	77
Halliburton Co.	10,967	497
Helmerich & Payne, Inc.	1,379	93
Hess Corp.	3,364	202
Kinder Morgan, Inc.	23,356	437

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Marathon Oil Corp.	10,819	$162
Marathon Petroleum Corp.	6,762	257
Murphy Oil Corp.	2,066	66
National Oilwell Varco, Inc.	4,813	162
Newfield Exploration Co. (a)	2,510	111
Noble Energy, Inc.	5,470	196
Occidental Petroleum Corp.	9,748	737
ONEOK, Inc.	2,682	127
Phillips 66	5,970	474
Pioneer Natural Resources Co.	2,088	316
Range Resources Corp.	2,167	93
Schlumberger Ltd.	17,735	1,402
Southwestern Energy Co. (a)	4,943	62
Spectra Energy Corp.	8,733	320
Tesoro Corp.	1,532	115
The Williams Cos., Inc.	8,717	189
Transocean Ltd.	4,381	52
Valero Energy Corp.	5,996	306
		17,169
Financials (15.8%):
Affiliated Managers Group, Inc. (a)	687	97
Aflac, Inc.	5,284	381
American Express Co.	10,318	627
American International Group, Inc.	14,283	756
American Tower Corp.	5,419	616
Ameriprise Financial, Inc.	2,116	190
Aon PLC	3,381	369
Apartment Investment & Management Co., Class A	1,999	88
Arthur J. Gallagher & Co.	2,260	108
Assurant, Inc.	791	68
AvalonBay Communities, Inc.	1,751	316
Bank of America Corp.	131,105	1,740
BB&T Corp.	10,477	373
Berkshire Hathaway, Inc., Class B (a)	23,916	3,463
BlackRock, Inc.	1,606	550
Boston Properties, Inc.	1,960	259
Capital One Financial Corp.	6,536	415
CBRE Group, Inc., Class A (a)	3,725	99
Chubb Ltd.	5,929	775
Cincinnati Financial Corp.	1,888	141
Citigroup, Inc.	37,460	1,588
Citizens Financial Group, Inc.	6,751	135
CME Group, Inc.	4,322	421
Comerica, Inc.	2,236	92
Crown Castle International Corp.	4,300	436
Digital Realty Trust, Inc.	1,874	204
Discover Financial Services	5,261	282
E*TRADE Financial Corp. (a)	3,558	84
Equinix, Inc.	886	344
Equity Residential	4,665	321

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Essex Property Trust, Inc.	835	$190
Extra Space Storage, Inc.	1,598	148
Federal Realty Investment Trust	905	150
Fifth Third Bancorp	9,799	172
Franklin Resources, Inc.	4,703	157
General Growth Properties, Inc.	7,440	222
Hartford Financial Services Group, Inc.	5,021	223
HCP, Inc.	5,961	211
Host Hotels & Resorts, Inc.	9,538	155
Huntington Bancshares, Inc.	10,197	91
Intercontinental Exchange, Inc.	1,520	389
Invesco Ltd.	5,325	136
Iron Mountain, Inc.	3,050	121
JPMorgan Chase & Co.	46,672	2,899
KeyCorp	10,752	119
Kimco Realty Corp.	5,356	168
Legg Mason, Inc.	1,345	40
Leucadia National Corp.	4,255	74
Lincoln National Corp.	3,050	118
Loews Corp.	3,419	140
M&T Bank Corp.	2,029	240
Marsh & McLennan Cos., Inc.	6,653	456
MetLife, Inc.	14,023	560
Moody's Corp.	2,158	202
Morgan Stanley	19,284	501
NASDAQ, Inc.	1,469	95
Navient Corp.	4,219	50
Northern Trust Corp.	2,737	181
People's United Financial, Inc.	3,968	58
Principal Financial Group, Inc.	3,440	141
Prologis, Inc.	6,706	329
Prudential Financial, Inc.	5,641	402
Public Storage	1,881	481
Realty Income Corp.	3,288	228
Regions Financial Corp.	16,168	138
S&P Global, Inc.	3,377	362
Simon Property Group, Inc.	3,949	856
SL Green Realty Corp.	1,280	136
State Street Corp.	5,054	273
SunTrust Banks, Inc.	6,396	263
Synchrony Financial (a)	10,644	269
T. Rowe Price Group, Inc.	3,168	231
The Allstate Corp.	4,778	334
The Bank of New York Mellon Corp.	13,748	534
The Charles Schwab Corp.	15,351	389
The Goldman Sachs Group, Inc.	4,930	731
The Macerich Co.	1,611	138
The PNC Financial Services Group, Inc.	6,373	519
The Progressive Corp.	7,442	249
The Travelers Cos., Inc.	3,732	444

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Torchmark Corp.	1,432	$89
U.S. Bancorp	20,713	835
UDR, Inc.	3,410	126
Unum Group	3,034	96
Ventas, Inc.	4,316	314
Vornado Realty Trust	2,265	227
Wells Fargo & Co.	58,969	2,791
Welltower, Inc.	4,556	347
Weyerhaeuser Co.	9,535	284
Willis Towers Watson PLC	1,767	220
XL Group PLC	3,633	121
Zions Bancorp	2,612	66
		36,567
Health Care (14.5%):
Abbott Laboratories	18,751	737
Abbvie, Inc.	20,643	1,278
Aetna, Inc.	4,475	547
Agilent Technologies, Inc.	4,184	186
Alexion Pharmaceuticals, Inc. (a)	2,860	334
Allergan PLC (a)	5,049	1,167
AmerisourceBergen Corp.	2,342	186
Amgen, Inc.	9,588	1,459
Anthem, Inc.	3,356	441
Baxter International, Inc.	7,049	319
Becton, Dickinson & Co.	2,709	459
Biogen, Inc. (a)	2,796	676
Boston Scientific Corp. (a)	17,318	405
Bristol-Myers Squibb Co.	21,307	1,567
C.R. Bard, Inc.	936	220
Cardinal Health, Inc.	4,158	324
Celgene Corp. (a)	9,887	975
Centene Corp. (a)	2,175	155
Cerner Corp. (a)	3,840	225
Cigna Corp.	3,274	419
DaVita Healthcare Partners, Inc. (a)	2,083	161
DENTSPLY SIRONA, Inc.	2,990	185
Edwards Lifesciences Corp. (a)	2,703	270
Eli Lilly & Co.	12,398	976
Endo International PLC (a)	2,615	41
Express Scripts Holding Co. (a)	8,077	612
Gilead Sciences, Inc.	16,998	1,418
HCA Holdings, Inc. (a)	3,843	296
Henry Schein, Inc. (a)	1,048	185
Hologic, Inc. (a)	3,096	107
Humana, Inc.	1,902	342
Illumina, Inc. (a)	1,879	264
Intuitive Surgical, Inc. (a)	486	321
Johnson & Johnson	35,107	4,257
Laboratory Corp. of America Holdings (a)	1,307	170
Mallinckrodt PLC (a)	1,395	85

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
McKesson Corp.	2,872	$536
Medtronic PLC	17,947	1,558
Merck & Co., Inc.	35,330	2,035
Mylan NV (a)	5,451	236
Patterson Cos., Inc.	1,063	51
PerkinElmer, Inc.	1,391	73
Perrigo Co. PLC	1,828	166
Pfizer, Inc.	77,409	2,726
Quest Diagnostics, Inc.	1,805	147
Regeneron Pharmaceuticals, Inc. (a)	995	347
Shire PLC, ADR (a)	1	—	(b)
St. Jude Medical, Inc.	3,628	283
Stryker Corp.	4,009	480
Thermo Fisher Scientific, Inc.	5,022	742
UnitedHealth Group, Inc.	12,136	1,714
Universal Health Services, Inc., Class B	1,145	154
Varian Medical Systems, Inc. (a)	1,216	100
Vertex Pharmaceuticals, Inc. (a)	3,157	272
Waters Corp. (a)	1,033	145
Zimmer Holdings, Inc.	2,289	276
Zoetis, Inc.	5,826	277
		34,087
Industrials (10.1%):
3M Co.	7,741	1,356
Acuity Brands, Inc.	560	139
Alaska Air Group, Inc.	1,573	92
Allegion PLC	1,221	85
American Airlines Group, Inc.	7,379	209
AMETEK, Inc.	2,979	138
C.H. Robinson Worldwide, Inc.	1,822	135
Caterpillar, Inc.	7,452	566
Cintas Corp.	1,106	109
CSX Corp.	12,200	318
Cummins, Inc.	2,022	227
Danaher Corp.	7,647	772
Deere & Co.	3,811	309
Delta Air Lines, Inc.	9,848	358
Dover Corp.	1,980	137
Dun & Bradstreet Corp.	463	56
Eaton Corp. PLC	5,846	349
Emerson Electric Co.	8,212	428
Equifax, Inc.	1,519	195
Expeditors International of Washington, Inc.	2,324	114
Fastenal Co.	3,687	163
FedEx Corp.	3,187	484
Flowserve Corp.	1,664	75
Fluor Corp.	1,777	87
Fortune Brands Home & Security, Inc.	1,969	114
General Dynamics Corp.	3,667	511
General Electric Co.	117,369	3,695

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Honeywell International, Inc.	9,728	$1,132
Illinois Tool Works, Inc.	4,129	430
Ingersoll-Rand PLC	3,286	209
J.B. Hunt Transport Services, Inc.	1,136	92
Jacobs Engineering Group, Inc. (a)	1,556	78
Kansas City Southern	1,379	124
L-3 Communications Holdings, Inc.	983	144
Lockheed Martin Corp.	3,342	829
Masco Corp.	4,247	132
Nielsen Holdings PLC	4,606	240
Norfolk Southern Corp.	3,775	321
Northrop Grumman Corp.	2,303	512
PACCAR, Inc.	4,473	232
Parker-Hannifin Corp.	1,719	186
Pentair PLC	2,307	134
Pitney Bowes, Inc.	2,407	43
Quanta Services, Inc. (a)	1,928	45
Raytheon Co.	3,791	515
Republic Services, Inc., Class A	3,029	155
Robert Half International, Inc.	1,676	64
Rockwell Automation, Inc.	1,663	191
Rockwell Collins, Inc.	1,662	142
Roper Technologies, Inc.	1,292	220
Ryder System, Inc.	685	42
Snap-on, Inc.	743	117
Southwest Airlines Co.	8,152	320
Stanley Black & Decker, Inc.	1,916	213
Stericycle, Inc. (a)	1,084	113
Textron, Inc.	3,431	125
The Boeing Co.	7,643	993
TransDigm Group, Inc. (a)	676	178
Tyco International PLC	5,431	231
Union Pacific Corp.	10,735	937
United Continental Holdings, Inc. (a)	4,285	176
United Parcel Service, Inc., Class B	8,812	949
United Rentals, Inc. (a)	1,130	76
United Technologies Corp.	9,934	1,019
Verisk Analytics, Inc., Class A (a)	1,975	160
W.W. Grainger, Inc.	720	164
Waste Management, Inc.	5,273	349
Xylem, Inc.	2,283	102
		23,655
Information Technology (19.5%):
Accenture PLC, Class A	7,962	903
Activision Blizzard, Inc.	6,502	258
Adobe Systems, Inc. (a)	6,384	612
Akamai Technologies, Inc. (a)	2,242	125
Alliance Data Systems Corp. (a)	752	147
Alphabet, Inc., Class C (a)	3,770	2,609
Alphabet, Inc., Class A (a)	3,748	2,637
See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Amphenol Corp., Class A	3,930	$225
Analog Devices, Inc.	3,923	222
Apple, Inc. (c)	69,911	6,684
Applied Materials, Inc.	13,902	333
Autodesk, Inc. (a)	2,867	155
Automatic Data Processing, Inc.	5,814	534
Broadcom Ltd.	4,735	736
CA, Inc.	3,777	124
Cisco Systems, Inc.	64,196	1,842
Citrix Systems, Inc. (a)	1,980	159
Cognizant Technology Solutions Corp., Class A (a)	7,733	443
Corning, Inc.	13,725	282
CSRA, Inc.	1,751	41
eBay, Inc. (a)	13,491	316
Electronic Arts, Inc. (a)	3,849	292
EMC Corp.	24,930	677
F5 Networks, Inc. (a)	855	97
Facebook, Inc., Class A (a)	29,508	3,373
Fidelity National Information Services, Inc.	3,542	261
First Solar, Inc. (a)	979	47
Fiserv, Inc. (a)	2,838	309
FLIR Systems, Inc.	1,757	54
Global Payments, Inc.	1,965	140
Harris Corp.	1,592	133
Hewlett Packard Enterprises Co.	21,209	387
HP, Inc.	21,833	274
Intel Corp.	60,269	1,978
International Business Machines Corp.	11,272	1,711
Intuit, Inc.	3,266	365
Juniper Networks, Inc.	4,509	101
KLA-Tencor Corp.	2,074	152
Lam Research Corp.	2,037	171
Linear Technology Corp.	3,051	142
MasterCard, Inc., Class A	12,391	1,091
Microchip Technology, Inc.	2,742	139
Micron Technology, Inc. (a)	13,236	182
Microsoft Corp.	100,327	5,133
Motorola Solutions, Inc.	2,028	134
NetApp, Inc.	3,690	91
NVIDIA Corp.	6,475	304
Oracle Corp.	39,725	1,625
Paychex, Inc.	4,091	243
PayPal Holdings, Inc. (a)	14,077	514
Qorvo, Inc. (a)	1,627	90
QUALCOMM, Inc.	18,748	1,005
Red Hat, Inc. (a)	2,316	168
Salesforce.com, Inc. (a)	8,129	645
Seagate Technology PLC	3,810	93
Skyworks Solutions, Inc.	2,428	154
Symantec Corp.	7,815	161

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
TE Connectivity Ltd.	4,564	$261
Teradata Corp. (a)	1,659	42
Texas Instruments, Inc.	12,817	803
The Western Union Co.	6,268	120
Total System Services, Inc.	2,156	115
VeriSign, Inc. (a)	1,219	105
Visa, Inc., Class A	24,311	1,803
Western Digital Corp.	3,592	170
Xerox Corp.	12,154	115
Xilinx, Inc.	3,239	149
Yahoo!, Inc. (a)	11,154	419
		45,925
Materials (2.7%):
Air Products & Chemicals, Inc.	2,482	353
Alcoa, Inc.	16,785	156
Avery Dennison Corp.	1,139	85
Ball Corp.	1,810	131
CF Industries Holdings, Inc.	2,975	72
E.I. du Pont de Nemours & Co.	11,150	722
Eastman Chemical Co.	1,897	129
Ecolab, Inc.	3,369	400
FMC Corp.	1,707	79
Freeport-McMoRan, Inc.	15,981	178
International Flavors & Fragrances, Inc.	1,017	128
International Paper Co.	5,248	223
LyondellBasell Industries NV, Class A	4,357	324
Martin Marietta Materials, Inc.	811	156
Monsanto Co.	5,575	577
Newmont Mining Corp.	6,771	264
Nucor Corp.	4,058	201
Owens-Illinois, Inc. (a)	2,067	37
PPG Industries, Inc.	3,396	354
Praxair, Inc.	3,641	409
Sealed Air Corp.	2,516	116
The Dow Chemical Co.	14,331	711
The Mosaic Co.	4,465	117
The Sherwin-Williams Co.	1,003	295
Vulcan Materials Co.	1,700	204
WestRock Co.	3,224	125
		6,546
Telecommunication Services (2.9%):
AT&T, Inc.	78,572	3,395
CenturyLink, Inc.	6,970	202
Frontier Communications Corp.	14,973	74
Level 3 Communications, Inc. (a)	3,700	191
Verizon Communications, Inc.	52,028	2,905
		6,767

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Utilities (3.6%):
AES Corp.	8,411	$105
AGL Resources, Inc.	1,540	102
Ameren Corp.	3,097	166
American Electric Power Co., Inc.	6,270	439
American Water Works Co., Inc.	2,268	192
CenterPoint Energy, Inc.	5,496	132
CMS Energy Corp.	3,563	163
Consolidated Edison, Inc.	3,882	312
Dominion Resources, Inc.	7,865	613
DTE Energy Co.	2,290	227
Duke Energy Corp.	8,792	754
Edison International	4,158	323
Entergy Corp.	2,281	186
Eversource Energy	4,049	243
Exelon Corp.	11,766	428
FirstEnergy Corp.	5,421	189
NextEra Energy, Inc.	5,889	768
NiSource, Inc.	4,104	109
NRG Energy, Inc.	4,019	60
PG&E Corp.	6,332	405
Pinnacle West Capital Corp.	1,419	115
PPL Corp.	8,640	326
Public Service Enterprise Group, Inc.	6,457	301
SCANA Corp.	1,824	138
Sempra Energy	3,026	345
TECO Energy, Inc.	3,007	83
The Southern Co.	11,979	642
WEC Energy Group, Inc.	4,029	263
Xcel Energy, Inc.	6,484	290
		8,419
Total Common Stocks (Cost $71,138)		232,168
Investment Companies (0.9%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (d)	2,149,487	2,149
Total Investment Companies (Cost $2,149)		2,149
Total Investments (Cost $73,287) — 99.7%		234,317
Other assets in excess of liabilities — 0.3%		770
NET ASSETS — 100.00%		$235,087

(a)  Non-income producing security.

(b)  Rounds to less than $1.

(c)  All or a portion of this security has been designated as collateral for futures contracts.

(d)  Rate disclosed is the daily yield on June 30, 2016.

ADR — American Depositary Receipt

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios S&P 500 Index Fund	Schedule of Portfolio Investments — continued June 30, 2016

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
E-Mini S&P 500 Futures	26	9/16/16	$2,717,260	$(11,380)
				$(11,380)

See notes to financial statements.

Victory Portfolios Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.8%)
Consumer Discretionary (16.9%):
Advance Auto Parts, Inc.	410,600	$66,365
Carter's, Inc.	860,800	91,649
Cracker Barrel Old Country Store, Inc.	378,000	64,816
Darden Restaurants, Inc.	374,000	23,689
Discovery Communications, Inc., Class A (a)	908,600	22,924
Discovery Communications, Inc., Class C (a)	907,600	21,646
Dollar General Corp.	1,040,800	97,835
Dollar Tree, Inc. (a)	275,200	25,935
Liberty Broadband Corp., Class A (a)	441,561	26,229
Liberty Broadband Corp., Class C (a)	795,821	47,749
Liberty SiriusXM Group, Class A (a)	759,446	23,816
Liberty SiriusXM Group, Class C (a)	1,282,792	39,600
NVR, Inc. (a)	14,700	26,171
Penske Automotive Group, Inc.	988,500	31,098
Ross Stores, Inc.	1,850,400	104,899
Royal Caribbean Cruises Ltd.	781,500	52,478
Thor Industries, Inc.	965,000	62,474
		829,373
Consumer Staples (6.1%):
Church & Dwight Co., Inc.	910,650	93,697
Monster Beverage Corp. (a)	597,100	95,960
The Hain Celestial Group, Inc. (a)	1,107,600	55,103
WhiteWave Foods Co., Class A (a)	1,273,000	59,755
		304,515
Energy (4.0%):
Concho Resources, Inc. (a)	595,300	71,001
Diamondback Energy, Inc. (a)	783,300	71,445
Gulfport Energy Corp. (a)	1,048,400	32,773
Oceaneering International, Inc.	659,100	19,681
		194,900
Financials (21.0%):
Affiliated Managers Group, Inc. (a)	531,200	74,777
Ally Financial, Inc. (a)	3,535,700	60,354
BofI Holding, Inc. (a)	2,462,700	43,614
CBRE Group, Inc., Class A (a)	914,500	24,216
Digital Realty Trust, Inc.	696,425	75,903
Essex Property Trust, Inc.	236,950	54,046
Invesco Ltd.	1,769,500	45,193
Kilroy Realty Corp.	885,200	58,680
Kimco Realty Corp.	1,926,000	60,438
Northern Trust Corp.	1,023,300	67,804
Radian Group, Inc.	3,471,300	36,171
Reinsurance Group of America, Inc.	955,900	92,713
Signature Bank (a)	622,475	77,759
SLM Corp. (a)	8,123,100	50,201
SunTrust Banks, Inc.	1,118,900	45,964

See notes to financial statements.

Victory Portfolios Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
SVB Financial Group (a)	648,200	$61,683
The Macerich Co.	1,154,700	98,599
		1,028,115
Health Care (10.4%):
Agilent Technologies, Inc.	1,393,400	61,811
BioMarin Pharmaceutical, Inc. (a)	942,925	73,360
C.R. Bard, Inc.	386,200	90,819
Centene Corp. (a)	1,076,200	76,807
HealthSouth Corp.	1,916,800	74,410
PerkinElmer, Inc.	1,408,500	73,834
VCA, Inc. (a)	854,900	57,800
		508,841
Industrials (12.2%):
A.O. Smith Corp.	889,200	78,347
Acuity Brands, Inc.	344,200	85,348
AMETEK, Inc.	1,157,600	53,516
Carlisle Cos., Inc.	609,300	64,391
Fortune Brands Home & Security, Inc.	1,373,100	79,599
HD Supply Holdings, Inc. (a)	720,800	25,098
KAR Auction Services, Inc.	1,615,500	67,431
Owens Corning	491,900	25,343
Stericycle, Inc. (a)	304,075	31,660
Verisk Analytics, Inc., Class A (a)	818,700	66,380
WABCO Holdings, Inc. (a)	333,000	30,493
		607,606
Information Technology (14.9%):
Amphenol Corp., Class A	1,030,400	59,073
Broadcom Ltd.	563,800	87,615
Check Point Software Technologies Ltd. (a)	853,075	67,973
Cognizant Technology Solutions Corp., Class A (a)	1,193,020	68,288
Fidelity National Information Services, Inc.	1,011,300	74,513
IPG Photonics Corp. (a)	829,100	66,328
j2 Global, Inc.	799,300	50,492
Microchip Technology, Inc.	1,329,000	67,460
PTC, Inc. (a)	1,418,000	53,288
Red Hat, Inc. (a)	1,075,800	78,104
Skyworks Solutions, Inc.	973,500	61,603
		734,737
Materials (5.8%):
Bemis Co., Inc.	1,072,900	55,244
Eagle Materials, Class A	532,100	41,052
Gcp Applied Technologies (a)	656,600	17,098
LyondellBasell Industries NV, Class A	817,200	60,816
RPM International, Inc.	1,330,600	66,463
W.R. Grace & Co.	651,000	47,660
		288,333

See notes to financial statements.

Victory Portfolios Munder Mid-Cap Core Growth Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Telecommunication Services (1.7%):
SBA Communications Corp. (a)	787,400	$84,992
Utilities (4.8%):
Black Hills Corp.	574,600	36,223
ITC Holdings Corp.	1,356,400	63,507
NiSource, Inc.	2,568,300	68,111
Sempra Energy	585,900	66,804
		234,645
Total Common Stocks (Cost $3,426,700)		4,816,057
Exchange-Traded Funds (0.7%)
SPDR S&P MidCap 400 ETF	133,288	36,305
Total Exchange-Traded Funds (Cost $35,066)		36,305
Investment Companies (0.0%) (b)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (c)	958,712	959
Total Investment Companies (Cost $959)		959
Total Investments (Cost $3,462,725) — 98.5%		4,853,321
Other assets in excess of liabilities — 1.5%		75,501
NET ASSETS — 100.00%		$4,928,822

(a)  Non-income producing security.

(b)  Amount represents less than 0.05% of net assets.

(c)  Rate disclosed is the daily yield on June 30, 2016.

ETF — Exchange-Traded Fund

See notes to financial statements.

Victory Portfolios Munder Small Cap Growth Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Common Stocks (97.4%)
Communications Equipment (2.8%):
CalAmp Corp. (a)	2,753	$41
Lumentum Holdings, Inc. (a)	1,475	36
Silicom Ltd.	1,514	45
		122
Consumer Discretionary (18.9%):
Brunswick Corp.	1,032	47
Burlington Stores, Inc. (a)	1,438	96
Culp, Inc.	2,109	58
Dave & Buster's Enterntainment, Inc. (a)	1,640	77
Drew Industries, Inc.	936	80
Gentherm, Inc. (a)	1,090	37
Liberty Broadband Corp., Class A (a)	1,043	62
Lithia Motors, Inc.	551	39
Papa John's International, Inc.	671	46
Planet Fitness, Inc., Class A (a)	3,305	62
Pool Corp.	620	58
Skechers U.S.A., Inc., Class A (a)	1,318	39
Tenneco, Inc. (a)	946	44
Texas Roadhouse, Inc.	1,121	51
The Tile Shop Holdings, Inc. (a)	2,028	40
		836
Consumer Staples (3.3%):
Spectrum Brands Holdings, Inc.	467	56
The Hain Celestial Group, Inc. (a)	938	47
United Natural Foods, Inc. (a)	809	38
		141
Electronic Equipment, Instruments & Components (2.1%):
ePlus, Inc. (a)	660	54
Napco Security Systems, Inc. (a)	6,382	41
		95
Energy (2.1%):
Diamondback Energy, Inc. (a)	656	60
Matador Resources Co. (a)	1,555	31
		91
Financials (9.2%):
BofI Holding, Inc. (a)	1,623	29
Colliers International Group, Inc.	879	30
Employers Holdings, Inc.	1,302	38
Firstservice Corp.	990	45
Hennessy Advisors, Inc.	1,563	52
Hersha Hospitality Trust	2,140	37
Peapack-Gladstone Financial Corp.	2,587	48
Radian Group, Inc.	900	9
Resource Capital Corp.	3,113	40

See notes to financial statements.

Victory Portfolios Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Silvercrest Asset Management Group, Inc.	3,526	$43
SLM Corp. (a)	5,969	37
		408
Health Care (20.7%):
Acadia Pharmaceuticals, Inc. (a)	443	14
Adamas Pharmaceuticals, Inc. (a)	935	14
Adeptus Health, Inc., Class A (a)	632	33
Aduro Biotech, Inc. (a)	910	10
Agenus, Inc. (a)	3,200	13
AMN Healthcare Services, Inc. (a)	1,391	56
Amphastar Pharmaceuticals, Inc. (a)	1,557	25
Arrowhead Pharmaceuticals, Inc. (a)	3,116	17
Atricure, Inc. (a)	2,828	40
Bluebird Bio, Inc. (a)	288	12
Celldex Therapeutics, Inc. (a)	1,360	6
Cempra, Inc. (a)	768	13
Cepheid (a)	753	23
Chimerix, Inc. (a)	2,355	9
Clovis Oncology, Inc. (a)	161	2
Corium International, Inc. (a)	4,060	14
Curis, Inc. (a)	6,939	11
Dynavax Technologies Corp. (a)	1,348	20
Esperion Therapeutics, Inc. (a)	242	2
Exact Sciences Corp. (a)	545	7
Flexion Therapeutics, Inc. (a)	1,214	18
Foamix Pharmaceuticals Ltd. (a)	1,760	11
GenMark Diagnostics, Inc. (a)	5,578	49
Greatbatch, Inc. (a)	1,049	32
HealthSouth Corp.	1,188	46
ICU Medical, Inc. (a)	270	30
Idera Pharmaceuticals, Inc. (a)	8,134	12
Insys Therapeutics, Inc. (a)	838	11
Keryx Biopharmaceuticals, Inc. (a)	2,443	16
Medgenics, Inc. (a)	3,304	18
Merit Medical Systems, Inc. (a)	3,319	66
MiMedx Group, Inc. (a)	2,583	21
Nektar Therapeutics (a)	2,563	36
Neurocrine Biosciences, Inc. (a)	572	26
Novavax, Inc. (a)	3,894	29
Nuvectra Corp. (a)	343	3
Pacira Pharmaceuticals, Inc. (a)	525	18
Portola Pharmaceuticals, Inc. (a)	924	22
RadNet, Inc. (a)	6,256	33
Relypsa, Inc. (a)	727	13
Tetraphase Pharmaceuticals, Inc. (a)	633	3
TG Therapeutics, Inc. (a)	1,743	11
Trevena, Inc. (a)	2,285	14
UNIQURE N.V. (a)	1,174	9
Xencor, Inc. (a)	1,447	27
		915

See notes to financial statements.

Victory Portfolios Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Industrials (15.6%):
Apogee Enterprises, Inc.	1,447	$67
Applied Industrial Technologies, Inc.	1,016	46
Astronics Corp. (a)	1,369	46
Caesarstone Sdot Yam Ltd. (a)	941	33
Comfort Systems USA, Inc.	1,148	37
Continental Building Products, Inc. (a)	2,552	57
Lydall, Inc. (a)	1,603	62
Marten Transport Ltd.	2,456	49
Mueller Water Products, Inc., Class A	4,269	49
On Assignment, Inc. (a)	1,467	54
PGT, Inc. (a)	4,694	48
Trex Co., Inc. (a)	1,120	50
TrueBlue, Inc. (a)	1,886	36
Watsco, Inc.	445	62
		696
Internet Software & Services (3.4%):
j2 Global, Inc.	761	48
LogMeIn, Inc. (a)	666	42
SciQuest, Inc. (a)	3,507	62
		152
IT Services (5.0%):
EPAM Systems, Inc. (a)	814	52
Euronet Worldwide, Inc. (a)	995	69
Perficient, Inc. (a)	2,687	55
Syntel, Inc. (a)	995	45
		221
Materials (2.0%):
Berry Plastics Group, Inc. (a)	1,166	45
Trinseo SA (a)	1,056	45
		90
Semiconductors & Semiconductor Equipment (1.9%):
ON Semiconductor Corp. (a)	4,925	44
PDF Solutions, Inc. (a)	2,938	41
		85
Software (9.9%):
Fleetmatics Group PLC (a)	972	42
Globant SA (a)	1,153	45
Imperva, Inc. (a)	816	35
Monotype Imaging Holdings, Inc.	1,685	42
PTC, Inc. (a)	1,526	58
QAD, Inc.	2,236	43
SS&C Technologies Holdings, Inc.	1,513	42
Synchronoss Technologies, Inc. (a)	1,140	36
Take-Two Interactive Software (a)	1,200	46
Zix Corp. (a)	12,791	48
		437

See notes to financial statements.

Victory Portfolios Munder Small Cap Growth Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Technology Hardware, Storage & Peripherals (0.5%):
Immersion Corp. (a)	3,186	$23
Total Common Stocks (Cost $4,731)		4,312
Exchange-Traded Funds (1.7%)
iShares Russell 2000 Growth ETF	550	75
Total Exchange-Traded Funds (Cost $68)		75
Investment Companies (1.5%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (b)	66,858	67
Total Investment Companies (Cost $67)		67
Total Investments (Cost $4,866) — 100.6%		4,454
Liabilities in excess of other assets — (0.6)%		(25)
NET ASSETS — 100.00%		$4,429

(a)  Non-income producing security.

(b)  Rate disclosed is the daily yield on June 30, 2016.

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (94.4%)
Brazil (5.9%):
Consumer Discretionary (1.7%):
Mahle-Metal Leve SA	4,600	$33
Smiles SA	2,400	36
		69
Consumer Staples (1.2%):
Sao Martinho SA	3,000	49
Energy (0.6%):
Qgep Paticipacoes SA	16,400	23
Financials (1.0%):
Banco ABC Brasil SA	9,600	39
Health Care (0.7%):
Fleury SA	3,100	27
Utilities (0.7%):
EDP — Energias do Brasil SA	6,400	27
		234
Chile (0.8%):
Consumer Staples (0.8%):
Vina Concha y Toro SA	19,923	31
China (12.6%):
Consumer Discretionary (5.2%):
China Lodging Group Ltd., ADR	672	24
Goodbaby International Holdings Ltd.	71,000	33
Huangshan Tourism Development Co. Ltd., Class B	23,550	34
Minth Group Ltd.	14,000	45
Peak Sport Products Co. Ltd.	98,000	30
Xtep International Holdings Ltd. (b)	72,500	39
		205
Consumer Staples (1.3%):
Anhui Gujing Distillery Co. Ltd., Class B	12,100	50
Financials (1.5%):
China International Capital Corp. Ltd., Class H (c)	18,400	28
Logan Property Holdings Co. Ltd.	92,000	33
		61
Health Care (0.2%):
Sihuan Pharmaceutical Holdings Group Ltd.	53,000	10
Industrials (1.6%):
CRCC High-Tech Equipment Corp. Ltd., Class H	43,000	19
Shenzhen Expressway Co. Ltd., Class H	50,000	46
		65

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (2.3%):
Daqo New Energy Corp., ADR (c)	1,206	$27
Hua Hong Semiconductor Ltd.	21,000	20
Sunny Optical Technology Group Co. Ltd.	12,000	42
		89
Utilities (0.5%):
China Power International Development Ltd.	49,000	18
		498
Egypt (0.6%):
Financials (0.6%):
Palm Hills Developments SAE	92,186	23
Greece (0.8%):
Industrials (0.8%):
Aegean Airlines	4,149	29
Hong Kong (8.4%):
Consumer Discretionary (1.7%):
China Maple Leaf Educational Systems Ltd.	30,000	27
Skyworth Digital Holdings Ltd.	51,285	42
		69
Energy (0.5%):
NewOcean Energy Holdings Ltd.	64,000	21
Financials (1.5%):
Shenzhen Investment Ltd.	152,000	61
Health Care (0.6%):
Dawnrays Pharmaceutical (Holdings) Ltd.	28,000	22
Industrials (1.3%):
China High Speed Transmission Equipment Group Co. Ltd.	63,000	51
Information Technology (0.4%):
Ju Teng International Holdings Ltd.	36,000	14
Materials (1.4%):
Lee & Man Paper Manufacturing Ltd.	75,000	56
Telecommunication Services (0.5%):
Citic Telecom International Holdings Ltd.	48,000	18
Utilities (0.5%):
Canvest Environmental Protection Group Co. Ltd. (c)	41,000	19
		331
Hungary (0.7%):
Telecommunication Services (0.7%):
Magyar Telekom Telecommunications PLC	18,168	28
India (8.9%):
Consumer Discretionary (1.1%):
Welspun India Ltd.	26,830	43

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (1.0%):
Radico Khaitan Ltd.	27,884	$39
Energy (0.7%):
Mangalore Refinery and Petrochemicals Ltd. (c)	29,111	29
Financials (2.3%):
Housing Development & Infrastructure Ltd. (c)	23,394	36
Reliance Capital Ltd.	3,066	18
SKS Microfinance Ltd. (c)	3,223	36
		90
Health Care (0.6%):
Syngene International Ltd.	4,227	25
Industrials (1.1%):
KEC International Ltd.	19,568	42
Information Technology (0.5%):
Niit Technologies Ltd.	2,570	20
Materials (1.0%):
Dalmia Bharat Ltd.	2,143	38
Utilities (0.6%):
Indraprastha Gas Ltd.	2,739	26
		352
Indonesia (2.2%):
Consumer Staples (0.8%):
PT Perusahaan Perkebunan London Sumatra Indonesia TBK	308,500	32
Energy (0.8%):
Tambang Batubara Bukit Asam Tbk PT	50,900	30
Financials (0.6%):
PT Bank Pembangunan Daerah Jawa Barat dan Banten TBK	298,500	26
		88
Jersey (0.7%):
Information Technology (0.7%):
WNS (Holdings) Ltd., ADR (c)	955	26
Korea, Republic Of (17.3%):
Consumer Discretionary (3.0%):
Handsome Co. Ltd.	831	29
Hyundai Home Shopping Network Corp.	187	21
S&T Motiv Co. Ltd.	904	51
SL Corp.	1,455	18
		119
Consumer Staples (0.5%):
Maeil Dairy Industry Co. Ltd.	497	19
Financials (1.5%):
KB Insurance Co. Ltd.	938	23
KIWOOM Securities Co. Ltd.	588	37
		60

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (4.1%):
Daewon Pharmaceutical Co. Ltd.	1,778	$31
Dongkook Pharmaceutical Co. Ltd.	517	32
Hugel, Inc. (c)	67	19
Osstem Implant Co. Ltd. (c)	328	22
Samjin Pharmaceutical Co. Ltd.	732	23
Vieworks Co. Ltd.	812	35
		162
Industrials (1.6%):
AJ Networks Co. Ltd. (c)	614	19
Korea Electric Terminal Co. Ltd.	273	21
LG International Corp.	684	22
		62
Information Technology (3.7%):
Com2us Corp. (c)	434	50
DuzonBIzon Co. Ltd.	857	18
Partron Co. Ltd.	2,509	23
SFA Engineering Corp.	581	25
WiSol Co. Ltd.	2,416	31
		147
Materials (2.9%):
Poongsan Corp.	1,552	40
SKC Co. Ltd.	818	19
Soulbrain Co. Ltd.	1,102	53
		112
		681
Malaysia (1.9%):
Health Care (0.5%):
Supermax Corp.Berhad	36,500	19
Industrials (0.7%):
AirAsia Berhad	41,000	27
Information Technology (0.7%):
Unisem (M) Berhad	50,100	30
		76
Mexico (4.5%):
Consumer Discretionary (0.5%):
Consorcio ARA SAB de CV	49,100	18
Financials (2.0%):
Bolsa Mexicana de Valores SAB de CV	12,200	19
Macquarie Mexico Real Estate Management SA de CV	26,000	34
Prologis Property Mexico SA de CV	16,600	27
		80
Industrials (0.8%):
OHL Mexico SAB de CV (c)	27,000	33

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (1.2%):
Alpek Sab de CV	28,600	$47
		178
Philippines (2.5%):
Consumer Discretionary (0.6%):
ABS-CBN Holdings Corp.	23,010	23
Financials (1.2%):
Filinvest Land, Inc.	1,144,000	49
Industrials (0.7%):
Cebu Air, Inc.	13,180	27
		99
Poland (0.4%):
Utilities (0.4%):
Enea SA	6,170	15
Russian Federation (4.0%):
Consumer Staples (0.8%):
Ros Agro PLC, Registered Shares, GDR	2,130	32
Financials (1.5%):
Moscow Exchange MICEX	33,571	59
Information Technology (0.4%):
Mail.Ru Group Ltd., GDR (c)	991	18
Materials (0.8%):
ALROSA AO	28,938	31
Telecommunication Services (0.5%):
Rostelecom PJSC	13,090	19
		159
Singapore (0.8%):
Financials (0.8%):
Yanlord Land Group Ltd.	36,600	31
South Africa (3.8%):
Consumer Discretionary (1.0%):
Super Group Ltd. (c)	14,467	39
Industrials (0.5%):
Raubex Group Ltd.	16,762	22
Materials (2.3%):
Sappi Ltd. (c)	12,285	57
Sibanye Gold Ltd.	9,493	33
		90
		151

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Taiwan (10.7%):
Consumer Discretionary (1.4%):
Taiwan Paiho Ltd.	15,000	$40
Tung Thih Electronic Co. Ltd.	1,000	16
		56
Health Care (2.0%):
Formosa Laboratories, Inc.	10,000	34
St.Shine Optical Co. Ltd.	2,000	45
		79
Industrials (1.9%):
AirTac International Group (c)	4,000	30
Kung Long Batteries Industrial Co. Ltd.	5,000	23
Shin Zu Shing Co. Ltd.	7,000	23
		76
Information Technology (5.4%):
Arcadyan Technology Corp.	21,000	39
Axiomtek Co. Ltd.	8,000	16
Flexium Interconnect, Inc.	7,373	19
Powertech Technology, Inc.	18,000	40
Silicon Motion Technology Corp., ADR	1,163	56
Sitronix Technology Corp.	7,000	23
Txc Corp.	14,000	19
		212
		423
Thailand (3.8%):
Financials (2.3%):
AP Thailand PLC	117,000	24
Supalai Public Co. Ltd.	48,000	33
Thanachart Capital PLC	35,100	35
		92
Information Technology (1.0%):
KCE Electronics Public Co. Ltd.	16,800	40
Telecommunication Services (0.5%):
Thaicom PLC	29,900	19
		151
Turkey (2.5%):
Financials (0.6%):
Turkiye Sinai Kalkinma Bankasi AS	49,514	23
Industrials (1.1%):
Tekfen Holding AS	17,579	45
Materials (0.8%):
Akcansa Cimento AS	6,427	31
		99

See notes to financial statements.

Victory Portfolios Trivalent Emerging Markets Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
United Arab Emirates (0.6%):
Consumer Staples (0.6%):
Agthia Group PJSC	11,871	$25
Total Common Stocks (Cost $3,528)		3,728
Preferred Stocks (0.7%)
Russian Federation (0.7%):
Energy (0.7%):
Ak Transneft OAO	11	28
Total Preferred Stocks (Cost $24)		28
Exchange-Traded Funds (2.9%)
United States (2.9%):
iShares MSCI China Small-Cap ETF	1,213	48
iShares MSCI Emerging Markets Small-Cap ETF (b)	1,656	68
		116
Total Exchange-Traded Funds (Cost $118)		116
Cash Equivalents (1.0%)
United States (1.0%):
Citibank Money Market Deposit Account, 0.05% (d)	$38	38
Total Cash Equivalents (Cost $38)		38
Collateral for Securities Loaned (2.3%)
United States (2.3%):
Fidelity Prime Money Market Portfolio, 0.43% (d)	90,025	90
Total Collateral for Securities Loaned (Cost $90)		90
Total Investments (Cost $3,798) — 101.3%		4,000
Liabilities in excess of other assets — (1.3)%		(51)
NET ASSETS — 100.00%		$3,949

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Chile, and Mexico were fair valued at June 30, 2016.

(b)  All or a portion of this security is on loan.

(c)  Non-income producing security.

(d)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

GDR — Global Depository Receipt

OAO — Russian Open Joint Stock Corporations

PLC — Public Liability Co.

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (98.6%)
Australia (5.3%):
Consumer Staples (0.5%):
Treasury Wine Estates Ltd.	14,290	$99
Energy (0.5%):
Beach Energy Ltd.	220,615	103
Financials (3.0%):
Commonwealth Bank of Australia	1,095	61
Dexus Property Group	19,135	130
Lendlease Group	7,320	70
Macquarie Group Ltd.	3,786	197
Medibank Private Ltd.	45,756	101
Westpac Banking Corp.	2,932	65
		624
Industrials (0.3%):
Qantas Airways Ltd.	24,792	52
Materials (0.7%):
Rio Tinto Ltd.	4,185	145
Telecommunication Services (0.3%):
Vocus Communications Ltd.	9,179	59
		1,082
Austria (0.6%):
Financials (0.3%):
Erste Group Bank AG	2,864	65
Materials (0.3%):
Voestalpine AG	1,588	54
		119
Belgium (1.6%):
Consumer Staples (0.9%):
Delhaize Group SA	1,834	193
Financials (0.4%):
KBC Groep NV (b)	1,479	73
Materials (0.3%):
Solvay SA	629	59
		325
Brazil (1.1%):
Consumer Discretionary (0.7%):
Smiles SA	8,800	131
Financials (0.4%):
Banco Santander Brasil SA	15,100	86
		217

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Canada (6.9%):
Consumer Discretionary (0.3%):
Magna International, Inc.	2,058	$72
Consumer Staples (0.5%):
Alimentation Couche-Tard, Inc., Class B	2,295	99
Energy (2.2%):
Parex Resources, Inc. (b)	15,059	146
Raging River Exploration, Inc. (b)	11,139	88
Seven Generations Energy Ltd., Class A (b)	6,492	124
Tourmaline Oil Corp. (b)	3,722	98
		456
Financials (2.8%):
Canadian Apartment Properties REIT	3,528	91
Canadian Imperial Bank of Commerce	2,430	182
Royal Bank of Canada	3,103	183
Sun Life Financial, Inc.	3,611	119
		575
Industrials (0.4%):
Air Canada (b)	10,632	73
Materials (0.7%):
OceanaGold Corp.	35,012	134
		1,409
China (4.3%):
Consumer Discretionary (0.3%):
Chongqing Changan Automobile Co. Ltd.	48,926	68
Energy (0.3%):
China Petroleum & Chemical Corp.	94,000	68
Financials (1.5%):
Bank of China Ltd.	248,275	100
Industrial & Commercial Bank of China Ltd.	268,250	149
PICC Property & Casualty Co. Ltd.	34,000	54
		303
Industrials (0.6%):
China Railway Construction Corp. Ltd. (b)	102,075	129
Information Technology (1.6%):
AAC Technologies Holdings, Inc.	10,500	90
Alibaba Group Holding Ltd., ADR (b) (c)	836	66
NetEase, Inc., ADR	398	77
Tencent Holdings Ltd.	3,700	85
		318
		886
Denmark (2.5%):
Consumer Discretionary (1.4%):
Pandora A/S	2,069	282

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Financials (0.5%):
Danske Bank A/S	3,649	$96
Health Care (0.3%):
Novo Nordisk A/S, Class B	1,360	73
Industrials (0.3%):
Vestas Wind Systems A/S	1,015	69
		520
Finland (0.7%):
Financials (0.2%):
Sampo Oyj, Class A	1,244	51
Telecommunication Services (0.5%):
Elisa Oyj	2,454	94
		145
France (6.7%):
Consumer Discretionary (0.8%):
Renault SA	1,126	85
Valeo SA	1,860	83
		168
Consumer Staples (0.3%):
Danone SA	854	60
Energy (0.8%):
Total SA	2,778	133
Total SA, ADR	746	36
		169
Financials (1.5%):
AXA SA	2,922	58
BNP Paribas SA	3,417	150
Nexity SA	1,987	100
		308
Industrials (1.7%):
Airbus Group SE	964	55
Teleperformance	1,438	123
Thales SA	792	66
Vinci SA	1,395	98
		342
Information Technology (0.5%):
Cap Gemini SA	1,254	108
Telecommunication Services (0.6%):
Orange SA	7,338	119
Utilities (0.5%):
Veolia Environnement SA	4,850	105
		1,379

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Germany (5.5%):
Consumer Discretionary (0.3%):
Daimler AG, Registered Shares	1,103	$66
Financials (0.8%):
Hannover Rueck SE	1,644	172
Health Care (1.1%):
Fresenius SE & Co. KGaA	2,249	165
Merck KGaA	648	66
		231
Industrials (1.0%):
Deutsche Post AG	2,208	62
Siemens AG	1,413	145
		207
Information Technology (0.7%):
Infineon Technologies AG	4,858	71
SAP SE	828	62
		133
Materials (0.6%):
BASF SE	1,588	122
Telecommunication Services (1.0%):
Deutsche Telekom AG, Registered Shares	8,015	137
Freenet AG	2,259	58
		195
		1,126
Hong Kong (1.8%):
Consumer Staples (0.3%):
WH Group Ltd.	82,000	65
Financials (1.1%):
BOC Hong Kong Holdings Ltd.	21,500	65
Cheung Kong Property Holdings Ltd.	13,895	87
China Overseas Land & Investment Ltd., Class H	26,000	83
		235
Utilities (0.4%):
CLP Holdings Ltd.	7,000	72
		372
India (1.9%):
Consumer Discretionary (0.3%):
Tata Motors Ltd. (b)	9,558	65
Energy (0.6%):
Reliance Industries Ltd.	8,592	124
Financials (0.3%):
Indiabulls Housing Finance Ltd.	7,506	75

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Health Care (0.3%):
Aurobindo Pharma Ltd.	5,181	$57
Information Technology (0.4%):
Infosys Ltd.	4,351	76
		397
Indonesia (0.7%):
Consumer Staples (0.4%):
PT Gudang Garam TBK	14,100	74
Utilities (0.3%):
PT Perusahaan Gas Negara Persero TBK	340,000	61
		135
Ireland (2.1%):
Health Care (1.2%):
ICON PLC (b)	1,558	109
Shire PLC	2,236	138
		247
Materials (0.9%):
CRH PLC	4,350	127
Smurfit Kappa Group PLC	2,348	52
		179
		426
Israel (0.9%):
Health Care (0.5%):
Teva Pharmaceutical Industries Ltd.	2,094	106
Information Technology (0.4%):
Mellanox Technologies Ltd. (b)	1,474	71
		177
Italy (1.5%):
Energy (0.4%):
Eni SpA (c)	4,205	68
Industrials (0.3%):
Finmeccanica SpA (b)	6,454	65
Utilities (0.8%):
A2A SpA	46,893	61
Enel SpA	24,312	108
		169
		302
Japan (16.3%):
Consumer Discretionary (3.1%):
Bridgestone Corp. (c)	5,900	190
Fuji Heavy Industries Ltd.	2,800	96
Koito Manufacturing Co. Ltd.	1,800	83

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Nissan Motor Co. Ltd. (c)	12,700	$113
Sekisui House Ltd.	5,600	98
Yamada Denki Co. Ltd.	11,400	60
		640
Consumer Staples (1.2%):
Japan Tobacco, Inc. (c)	4,500	181
Matsumotokiyoshi Holdings Co. Ltd.	1,300	64
		245
Financials (3.6%):
Chiba Bank Ltd.	11,700	55
Daiwa House Industry Co. Ltd.	7,200	211
Mizuho Financial Group, Inc.	67,100	97
ORIX Corp.	12,400	160
Sumitomo Mitsui Financial Group, Inc.	3,725	108
Tokio Marine Holdings, Inc.	3,300	110
		741
Health Care (1.7%):
Astellas Pharma, Inc.	4,400	69
ONO Pharmaceutical Co. Ltd. (c)	2,800	122
Shionogi & Co. Ltd.	2,800	153
		344
Industrials (3.3%):
Central Japan Railway Co.	1,100	196
ITOCHU Corp.	6,400	78
Mitsubishi Electric Corp.	18,000	215
OBAYASHI Corp.	9,400	100
TAISEI Corp.	10,000	82
		671
Information Technology (0.9%):
FUJIFILM Holdings Corp.	3,300	128
Nexon Co. Ltd.	4,000	59
		187
Materials (0.8%):
Toray Industries, Inc.	7,000	60
Ube Industries Ltd.	56,000	93
		153
Telecommunication Services (1.5%):
KDDI Corp.	4,000	122
Nippon Telegraph & Telephone Corp.	3,900	183
		305
Utilities (0.2%):
Kansai Electric Power Co. (b)	5,100	50
		3,336
See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Korea, Republic Of (3.3%):
Consumer Discretionary (0.4%):
Kangwon Land, Inc.	2,017	$73
Consumer Staples (0.4%):
Amorepacific Corp.	196	74
Financials (0.4%):
Industrial Bank of Korea	8,764	85
Information Technology (1.1%):
Samsung Electronics Co. Ltd.	177	221
Materials (0.5%):
Lotte Chemical Corp.	216	54
POSCO	304	54
		108
Telecommunication Services (0.5%):
KT Corp., ADR	7,868	112
		673
Luxembourg (0.3%):
Consumer Discretionary (0.3%):
RTL Group SA	737	60
Malaysia (0.3%):
Health Care (0.3%):
Top Glove Corp.	60,600	69
Mexico (1.0%):
Consumer Staples (0.5%):
Gruma SAB de CV, Class B	7,015	101
Financials (0.3%):
Macquarie Mexico Real Estate Management SA de CV	47,300	62
Industrials (0.2%):
OHL Mexico SAB de CV (b)	37,800	46
		209
Netherlands (3.2%):
Consumer Discretionary (0.5%):
Wolters Kluwer NV	2,444	99
Consumer Staples (0.7%):
Heineken NV	1,629	149
Energy (0.7%):
Royal Dutch Shell PLC, Class B	5,047	139
Financials (0.3%):
ING Groep NV	6,165	64
Industrials (0.5%):
AerCap Holdings NV (b)	2,946	99

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Materials (0.5%):
AKZO Nobel NV	1,896	$118
		668
Poland (0.2%):
Utilities (0.2%):
Enea SA	17,667	45
Portugal (0.9%):
Energy (0.6%):
Galp Energia SGPS SA	8,412	117
Utilities (0.3%):
EDP — Energias de Portugal SA	19,294	59
		176
Russian Federation (1.2%):
Energy (0.3%):
LUKOIL PJSC, ADR	1,210	51
Financials (0.9%):
Moscow Exchange MICEX	108,510	191
		242
Singapore (0.6%):
Financials (0.6%):
DBS Group Holdings Ltd.	11,000	130
South Africa (1.5%):
Consumer Discretionary (0.4%):
Naspers Ltd.	531	81
Financials (0.3%):
Santam Ltd.	4,652	73
Materials (0.4%):
Sappi Ltd. (b)	18,410	86
Telecommunication Services (0.4%):
Telkom SA SOC Ltd.	16,113	73
		313
Spain (1.0%):
Financials (0.2%):
Banco de Sabadell SA	38,761	51
Industrials (0.3%):
ACS, Actividades de Construccion y Servicios SA	2,527	69
Utilities (0.5%):
Iberdrola SA	13,599	93
		213
Sweden (1.9%):
Consumer Discretionary (0.3%):
Electrolux AB	2,366	65

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (1.3%):
Svenska Cellulosa AB SCA, B Shares	8,381	$269
Financials (0.3%):
Skandinaviska Enskilda Banken AB, Class A	7,577	66
		400
Switzerland (6.6%):
Consumer Staples (0.8%):
Nestle SA, Registered Shares	2,004	155
Financials (1.3%):
Swiss Life Holding AG	662	153
Swiss Re AG	804	70
UBS Group AG, Registered Shares	3,915	51
		274
Health Care (3.5%):
Actelion Ltd.	1,104	186
Lonza Group AG, Registered Shares	804	133
Novartis AG	1,146	95
Roche Holding AG	1,143	302
		716
Industrials (0.7%):
ABB Ltd.	3,110	62
Georg Fischer AG	101	81
		143
Information Technology (0.3%):
Logitech International SA	4,240	69
		1,357
Taiwan (2.2%):
Consumer Staples (0.4%):
Uni-President Enterprises Corp.	43,000	85
Information Technology (1.5%):
Hon Hai Precision Industry Co. Ltd.	37,100	96
Powertech Technology, Inc.	60,000	134
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	70
		300
Telecommunication Services (0.3%):
Chunghwa Telecom Co. Ltd.	20,000	72
		457
Thailand (0.7%):
Energy (0.3%):
PTT Exploration & Production PLC	28,400	68
Materials (0.4%):
The Siam Cement Public Co. Ltd. — NVDR	5,000	68
		136

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Turkey (0.6%):
Financials (0.4%):
Turkiye Vakiflar Bankasi T.A.O.	54,024	$85
Industrials (0.2%):
Turk Hava Yollari Anonium Ortakligi (b) (c)	21,777	43
		128
United Kingdom (12.7%):
Consumer Discretionary (1.2%):
Barratt Developments PLC	16,043	87
Compass Group PLC	3,286	63
Dixons Carphone PLC	9,418	40
ITV PLC	26,959	65
		255
Consumer Staples (3.5%):
Britvic PLC	7,528	59
Greggs PLC	8,593	111
Imperial Tobacco Group PLC	3,301	179
Reckitt Benckiser Group PLC	2,480	249
Unilever PLC	2,332	112
		710
Energy (0.8%):
BP PLC	29,423	172
Financials (2.1%):
3i Group PLC	20,222	148
Lloyds Banking Group PLC	179,567	130
Prudential PLC	8,343	142
		420
Health Care (1.2%):
AstraZeneca PLC	2,192	131
GlaxoSmithKline PLC	5,367	115
		246
Industrials (0.7%):
Ashtead Group PLC	10,745	153
Information Technology (1.0%):
ARM Holdings PLC	6,545	99
Auto Trader Group PLC	10,728	51
Moneysupermarket.com Group PLC	12,553	46
		196
Materials (0.9%):
Mondi PLC	4,748	89
RPC Group PLC	8,299	87
		176

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Telecommunication Services (0.9%):
BT Group PLC	10,050	$55
Vodafone Group PLC	43,659	133
		188
Utilities (0.4%):
National Grid PLC	5,615	82
		2,598
Total Common Stocks (Cost $19,637)		20,227
Preferred Stocks (0.5%)
Brazil (0.5%):
Telecommunication Services (0.5%):
Telefonica Brasil SA	7,100	97
Total Preferred Stocks (Cost $87)		97
Rights (0.0%) (d)
Spain (0.0%): (d)
Industrials (0.0%): (d)
ACS, Actividades de Construccion y Servicios SA Expires 7/12/16 @ $0.00 (b)	2,527	2
Total Rights (Cost $—)		2
Exchange-Traded Funds (1.4%)
United States (1.4%):
iShares MSCI EAFE ETF	4,453	249
iShares MSCI Emerging Markets ETF	1,263	43
		292
Total Exchange-Traded Funds (Cost $301)		292
Cash Equivalents (0.4%)
United States (0.4%):
Citibank Money Market Deposit Account, 0.05% (e)	$91	91
Total Cash Equivalents (Cost $91)		91
Collateral for Securities Loaned (3.9%)
United States (3.9%):
Fidelity Prime Money Market Portfolio, 0.43% (e)	805,473	805
Total Collateral for Securities Loaned (Cost $805)		805
Total Investments (Cost $20,921) — 104.8%		21,514
Liabilities in excess of other assets — (4.8)%		(991)
NET ASSETS — 100.00%		$20,523

See notes to financial statements.

Victory Portfolios Trivalent International Fund-Core Equity	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

(a)  All securities, except those traded on exchanges in the United States (including ADRs), Brazil, Canada, and Mexico were fair valued at June 30, 2016.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Amount represents less than 0.05% of net assets.

(e)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2016.

ADR — American Depositary Receipt

ETF — Exchange-Traded Fund

NVDR — Non-Voting Depository Receipt

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Common Stocks (97.9%)
Australia (6.1%):
Consumer Discretionary (0.7%):
Aristocrat Leisure Ltd.	292,507	$3,042
The Star Entertainment Group Ltd.	743,668	3,030
		6,072
Consumer Staples (0.7%):
Treasury Wine Estates Ltd.	886,070	6,155
Energy (0.5%):
Beach Energy Ltd.	9,895,795	4,604
Financials (0.9%):
Charter Hall Group	1,214,210	4,625
Eclipx Group Ltd.	1,104,608	3,041
		7,666
Industrials (1.2%):
McMillan Shakespeare Ltd.	338,835	3,488
Mineral Resources Ltd.	604,532	3,805
Spotless Group Holdings Ltd.	2,812,301	2,380
		9,673
Materials (1.6%):
BlueScope Steel Ltd.	959,627	4,635
CSR Ltd.	1,253,425	3,445
OZ Minerals Ltd.	1,148,425	4,927
		13,007
Telecommunication Services (0.5%):
Vocus Communications Ltd.	632,416	4,063
		51,240
Austria (0.3%):
Industrials (0.3%):
Porr AG	99,671	2,715
Belgium (1.2%):
Financials (0.4%):
Warehouses De Pauw SCA	37,503	3,521
Information Technology (0.4%):
Melexis NV	56,432	3,546
Materials (0.4%):
Tessenderlo Chemie NV (b)	93,646	3,214
		10,281
Canada (8.1%):
Consumer Discretionary (0.8%):
Cogeco Communications, Inc.	68,093	3,574
Entertainment One Ltd.	1,267,159	2,916
		6,490

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Consumer Staples (0.3%):
Premium Brands Holdings Corp.	58,482	$2,463
Energy (1.9%):
Gran Tierra Energy, Inc. (b)	788,237	2,648
Painted Pony Petroleum (b)	546,072	3,204
Parex Resources, Inc. (b)	678,339	6,569
Raging River Exploration, Inc. (b)	428,055	3,407
		15,828
Financials (1.4%):
Alaris Royalty Corp. (c)	220,639	4,897
Canadian Apartment Properties REIT	125,201	3,214
Laurentian Bank of Canada	89,181	3,330
		11,441
Industrials (0.9%):
Air Canada (b)	396,250	2,727
Ritchie Bros. Auctioneers, Inc.	142,088	4,802
		7,529
Materials (2.3%):
OceanaGold Corp.	2,127,491	8,119
SEMAFO, Inc. (b)	1,401,994	6,729
Stella-Jones, Inc. (c)	132,290	4,927
		19,775
Utilities (0.5%):
Algonquin Power & Utilities Corp.	424,145	3,904
		67,430
Denmark (0.3%):
Consumer Discretionary (0.3%):
Pandora A/S	19,088	2,600
Finland (1.4%):
Financials (0.3%):
Sponda Oyj	652,125	2,840
Industrials (1.1%):
Cramo Oyj	256,802	5,290
Valmet Oyj	280,520	3,743
		9,033
		11,873
France (8.1%):
Consumer Discretionary (1.3%):
Seb SA	21,121	2,546
Technicolor SA	418,198	2,590
Valeo SA	124,185	5,512
		10,648

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Energy (0.3%):
Technip SA	46,819	$2,534
Financials (2.0%):
Amundi SA (c)	72,332	3,005
Fonciere des Regions	38,912	3,439
Mercialys SA	168,516	3,587
Nexity SA	90,738	4,589
SCOR SE	91,940	2,718
		17,338
Health Care (0.5%):
Ipsen SA	74,614	4,571
Industrials (1.9%):
Eiffage SA	56,020	3,982
Nexans SA (b)	52,975	2,215
Teleperformance	112,095	9,547
		15,744
Information Technology (1.2%):
Alten Ltd.	64,201	3,768
Atos SE	75,333	6,210
		9,978
Materials (0.4%):
Arkema SA	43,409	3,318
Utilities (0.5%):
Veolia Environnement SA	183,309	3,958
		68,089
Germany (6.3%):
Consumer Discretionary (1.0%):
Stroeer Media SE (c)	132,319	6,086
TUI AG	159,374	1,813
		7,899
Financials (1.0%):
Aareal Bank AG	145,660	4,598
TAG Immobilien AG	261,313	3,429
		8,027
Health Care (0.9%):
Gerresheimer AG	38,039	2,930
Sartorius AG	62,220	4,597
		7,527
Industrials (1.8%):
Duerr AG	81,563	6,192
Kion Group AG	78,446	3,802
Rheinmetall AG	42,105	2,504
VTG AG	97,306	2,817
		15,315

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Information Technology (1.2%):
Bechtle AG	28,205	$2,976
United Internet AG	74,176	3,083
Wirecard AG (c)	86,131	3,793
		9,852
Telecommunication Services (0.4%):
Freenet AG	144,169	3,712
		52,332
Hong Kong (2.6%):
Consumer Discretionary (0.9%):
Man Wah Holdings Ltd.	5,194,000	7,494
Financials (0.5%):
Dah Sing Financial Holdings Ltd.	645,600	3,990
Information Technology (0.9%):
PAX Global Technology Ltd. (c)	3,264,000	2,873
Tongda Group Holdings Ltd.	24,370,000	4,788
		7,661
Telecommunication Services (0.3%):
Smartone Telecommunications Holdings Ltd.	1,564,500	2,796
		21,941
Ireland (0.7%):
Health Care (0.7%):
UDG Healthcare PLC	708,022	5,602
Isle of Man (0.3%):
Information Technology (0.3%):
Playtech Ltd.	211,493	2,250
Italy (3.2%):
Consumer Discretionary (1.1%):
Brembo SpA	173,294	9,545
Financials (0.3%):
Credito Emiliano SpA	426,972	2,590
Health Care (0.8%):
Amplifon SpA (c)	696,005	6,513
Materials (0.3%):
Buzzi Unicem SpA	130,736	2,291
Telecommunication Services (0.3%):
Infrastructure Wireless Italiane SpA	531,681	2,347
Utilities (0.4%):
A2A SpA	2,859,571	3,749
		27,035

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Japan (21.9%):
Consumer Discretionary (4.3%):
Adastria Co. Ltd.	76,100	$3,016
Calsonic Kansei Corp.	398,000	3,025
Daikyonishikawa Corp.	281,700	3,569
Dcm Holdings Co. Ltd. (c)	572,900	4,897
Doutor Nichires Holdings Co. Ltd.	297,700	5,183
Fujitsu General Ltd.	166,000	3,698
Nishimatsuya Chain Co. Ltd. (c)	355,200	5,038
Starts Corp., Inc.	147,000	2,918
Sumitomo Forestry Co. Ltd.	355,900	4,831
		36,175
Consumer Staples (2.1%):
ARIAKE JAPAN Co. Ltd.	75,500	4,496
Mandom Corp.	112,100	5,160
Matsumotokiyoshi Holdings Co. Ltd.	95,700	4,679
Morinaga & Co. Ltd.	509,000	3,210
		17,545
Financials (4.4%):
Ichigo, Inc. (c)	1,386,700	5,479
Japan Hotel REIT Investment Corp.	3,431	2,894
LEOPALACE21 Corp.	525,600	3,692
Nippon Accommodations Fund, Inc. (c)	699	3,189
North Pacific Bank Ltd.	1,139,300	3,102
Sun Frontier Fudousan Co. Ltd.	451,700	4,618
Takara Leben Co. Ltd. (c)	916,100	7,022
The San-In Godo Bank Ltd.	481,500	3,144
The Shiga Bank Ltd.	842,000	3,610
		36,750
Health Care (1.4%):
Sawai Pharmaceutical Co. Ltd.	65,000	5,040
Sosei Group Corp. (b) (c)	13,200	2,459
Toho Holdings Co. Ltd. (c)	184,700	4,451
		11,950
Industrials (5.5%):
Central Glass Co. Ltd.	696,000	2,993
CKD Corp.	354,700	2,653
Daifuku Co. Ltd.	153,400	2,748
Daihen Corp.	800,000	3,505
Kandenko Co. Ltd.	453,000	3,706
Maeda Corp.	509,000	3,984
Ryobi Ltd.	745,000	3,095
Sanwa Holdings Corp.	885,000	8,046
Seino Holdings Co. Ltd.	539,100	4,943
Technopro Holdings, Inc.	114,700	3,572

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
TODA Corp.	821,000	$3,552
Tsubakimoto Chain Co.	473,000	2,924
		45,721
Information Technology (2.2%):
Dip Corp.	118,400	3,195
NS Solutions Corp.	171,300	2,640
Optex Co. Ltd. (c)	78,600	2,027
Screen Holdings Co. Ltd.	306,000	3,331
TIS, Inc.	125,100	2,882
Tokyo Seimitsu Co. Ltd.	166,400	3,876
		17,951
Materials (2.0%):
Denka Co. Ltd.	1,396,000	5,646
Rengo Co. Ltd.	549,000	3,551
Sumitomo Osaka Cement Co. Ltd.	1,291,000	5,541
Tokyo Steel Manufacturing Co. Ltd.	377,400	2,069
		16,807
		182,899
Korea, Republic Of (5.1%):
Consumer Discretionary (1.2%):
Handsome Co. Ltd.	105,980	3,635
S&T Motiv Co. Ltd.	63,022	3,576
SL Corp.	192,672	2,417
		9,628
Financials (0.8%):
KIWOOM Securities Co. Ltd.	102,844	6,437
Health Care (0.9%):
Dongkook Pharmaceutical Co. Ltd.	54,855	3,447
Osstem Implant Co. Ltd. (b)	65,199	4,442
		7,889
Industrials (0.5%):
LG International Corp.	112,773	3,723
Information Technology (0.9%):
DuzonBIzon Co. Ltd.	149,963	3,079
Partron Co. Ltd.	254,968	2,356
SFA Engineering Corp.	50,975	2,211
		7,646
Materials (0.8%):
Poongsan Corp.	108,573	2,769
SKC Co. Ltd.	179,604	4,256
		7,025
		42,348

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Luxembourg (1.2%):
Consumer Discretionary (0.6%):
SAF-Holland SA	422,388	$4,679
Industrials (0.6%):
Stabilus SA (b)	106,478	5,067
		9,746
Netherlands (2.3%):
Consumer Staples (0.3%):
Refresco Gerber NV	153,859	2,287
Financials (0.5%):
Euronext NV	118,413	4,343
Industrials (0.9%):
Aalberts Industries NV	73,852	2,214
Postnl NV (b)	751,171	3,064
TKH Group NV	75,690	2,547
		7,825
Information Technology (0.3%):
Asm International NV	68,439	2,641
Materials (0.3%):
Corbion NV	108,813	2,613
		19,709
New Zealand (1.0%):
Health Care (1.0%):
Fisher & Paykel Healthcare Corp. Ltd.	588,559	4,227
Summerset Group Holdings Ltd.	1,440,532	4,513
		8,740
Portugal (0.3%):
Industrials (0.3%):
CTT-Correios de Portugal SA	272,170	2,152
Singapore (1.4%):
Financials (1.4%):
Fortune REIT	4,015,000	4,798
Mapletree Industrial Trust	3,837,721	4,910
Starhill Global REIT	3,890,900	2,272
		11,980
Spain (1.1%):
Consumer Discretionary (0.2%):
Atresmedia Corp. de Medios de Comunication SA	205,010	2,003
Financials (0.3%):
Bankinter SA	404,820	2,613
Utilities (0.6%):
Enagas SA	148,592	4,539
		9,155

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Sweden (3.5%):
Consumer Discretionary (0.6%):
Bilia AB	221,635	$5,482
Consumer Staples (0.8%):
Axfood AB	340,270	6,538
Financials (1.7%):
Fastighets AB Balder (b)	388,712	9,854
Wihlborgs Fastigheter AB	218,143	4,467
		14,321
Industrials (0.4%):
Indutrade AB	164,076	3,246
		29,587
Switzerland (8.1%):
Consumer Staples (0.8%):
Emmi AG	11,488	7,006
Financials (2.2%):
Helvetia Holding AG, Registered Shares	5,225	2,719
Julius Baer Group Ltd.	102,473	4,126
Partners Group Holding AG	12,379	5,307
Swiss Life Holding AG	28,010	6,475
		18,627
Health Care (2.2%):
Actelion Ltd.	18,442	3,107
Lonza Group AG, Registered Shares	53,860	8,949
Straumann Holding AG	14,825	5,850
		17,906
Industrials (1.8%):
Flughafen Zuerich AG	27,555	4,878
Georg Fischer AG	9,563	7,647
Wizz Air Holdings PLC (b)	123,440	2,646
		15,171
Information Technology (0.5%):
Logitech International SA (c)	263,321	4,282
Materials (0.6%):
Clariant AG	281,671	4,762
		67,754
United Kingdom (13.4%):
Consumer Discretionary (3.3%):
Bellway PLC	128,171	3,251
Cineworld UK Ltd.	428,715	3,127
Greene King PLC	302,415	3,149
Howden Joinery Group PLC	960,702	4,933
Informa PLC	487,377	4,752
JD Sports Fashion PLC	143,729	2,215

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Fair Value(a)
Lookers PLC	1,443,791	$2,071
Pendragon PLC	4,871,337	1,810
Redrow PLC	512,624	2,155
		27,463
Consumer Staples (1.0%):
Britvic PLC	368,554	2,884
Greggs PLC	412,147	5,346
		8,230
Energy (0.3%):
Cairn Energy PLC (b)	826,868	2,299
Financials (3.4%):
Beazley PLC	761,106	3,700
Ig Group Holdings PLC	233,233	2,525
Intermediate Capital Group PLC	378,146	2,477
Jupiter Fund Management PLC	866,728	4,255
Novae Group PLC	282,788	2,814
Safestore Holdings PLC	1,153,810	5,700
The Paragon Group of Cos. PLC	738,691	2,397
The Unite Group PLC	385,810	3,191
Virgin Money Holdings (UK) PLC	522,685	1,753
		28,812
Health Care (0.3%):
Clinigen Group PLC	313,159	2,527
Industrials (2.7%):
Hays PLC	1,671,925	2,184
Keller Group PLC	471,134	5,691
Meggitt PLC	525,584	2,856
National Express Group PLC	1,035,351	4,086
Northgate PLC	569,000	2,469
Rentokil Initial PLC	1,218,718	3,147
Ultra Electronics Holdings PLC	96,261	2,240
		22,673
Information Technology (1.1%):
Auto Trader Group PLC	850,704	4,021
Electrocomponents PLC	688,350	2,393
Moneysupermarket.com Group PLC	665,564	2,411
		8,825
Materials (1.3%):
DS Smith PLC	635,842	3,289
Hill & Smith Holdings PLC	199,764	2,364
RPC Group PLC	294,416	3,081
Synthomer PLC	533,907	2,319
		11,053
		111,882
Total Common Stocks (Cost $759,106)		819,340

See notes to financial statements.

Victory Portfolios Trivalent International Small-Cap Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Fair Value(a)
Exchange-Traded Funds (0.9%)
United States (0.9%):
iShares MSCI EAFE ETF (c)	133,797	$7,467
Total Exchange-Traded Funds (Cost $7,419)		7,467
Cash Equivalents (1.2%)
United States (1.2%):
Citibank Money Market Deposit Account, 0.05% (d)	$9,970	9,970
Total Cash Equivalents (Cost $9,970)		9,970
Collateral for Securities Loaned (4.3%)
United States (4.3%):
Fidelity Prime Money Market Portfolio, 0.43% (d)	35,614,552	35,615
Total Collateral for Securities Loaned (Cost $35,615)		35,615
Total Investments (Cost $812,110) — 104.3%		872,392
Liabilities in excess of other assets — (4.3)%		(35,914)
NET ASSETS — 100.00%		$836,478

(a)  All securities, except those traded on exchanges in the United States and Canada, were fair valued at June 30, 2016.

(b)  Non-income producing security.

(c)  All or a portion of this security is on loan.

(d)  Rate periodically changes. Rate disclosed is the daily yield on June 30, 2016.

ETF — Exchange-Traded Fund

PLC — Public Liability Co.

REIT — Real Estate Investment Trust

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount		Value
Asset Backed Securities (5.6%)
AmeriCredit Automobile Receivables Trust , Series 2013-4, Class C, 2.72%, 9/9/19, Callable 8/11/17 @ 100 (a)	$385		$389
Ameriquest Mortgage Securities , Series 04-R12, Class M1, 1.31%, 1/25/35, Callable 7/25/16 @ 100 (b)	955		924
Contimortgage Home Equity Loan Trust , Series 1997-2, Class A9, 7.09%, 4/15/28, Callable 7/15/16 @ 100 (a)	—	(c)	—	(c)
Ford Credit Auto Owner Trust , Series 2012-D, Class C, 1.23%, 8/15/18, Callable 2/15/17 @ 100	700		697
Great America Leasing Receivables , Series 2014-1, Class B, 1.86%, 8/15/20, Callable 11/15/17 @ 100 (d)	1,000		1,000
Huntington Auto Trust , Series 2012-2, Class C, 1.37%, 5/15/18, Callable 7/15/16 @ 100 (a)	450		450
Hyundai Auto Receivables Trust , Series 2013-C, Classs C, 2.48%, 3/15/19, Callable 12/15/17 @ 100 (a)	350		355
Park Place Securities, Inc. , Series 04-WCW2, Class M2, 1.43%, 10/25/34, Callable 7/25/16 @ 100 (b)	306		303
Park Place Securities, Inc. , Series 2005-WCH1, Class M2, 1.23%, 1/25/36, Callable 7/25/16 @ 100 (a) (b)	32		32
Prestige Auto Receivables Trust , Series 2014-1A, Class A3, 1.52%, 4/15/20, Callable 5/15/18 @ 100 (d)	1,000		1,001
Residential Asset Mortgage Products, Inc. , Series 2006-RZ4, Class A2, 0.63%, 10/25/36, Callable 11/25/21 @ 100 (a) (b)	173		171
Residential Asset Securities Corp. , Series 2003-KS10, Class AI4, 4.47%, 3/25/32, Callable 8/25/16 @ 100 (a) (b)	14		14
Volkswagen Auto Lease Trust , Series 2014-A, Class A3, 0.80%, 4/20/17, Callable 12/20/16 @ 100 (a) (b)	302		302
Total Asset Backed Securities (Cost $5,608)			5,638
Collateralized Mortgage Obligations (7.2%)
Commercial Mortgage Trust , Series 2012-LC4, Class B, 4.93%, 12/10/44 (a) (b)	595		665
Commercial Mortgage Trust , Series 2012-CR5, Class A2, 1.68%, 12/10/45 (a)	352		353
Countrywide Alternative Loan Trust , Series 2005-3CB, Class 1A10, 5.25%, 3/25/35, Callable 12/25/18 @ 100 (a)	102		101
Citigroup Commercial Mortgage Trust , Series 2012-GC8, Class A2, 1.81%, 9/10/45	775		778
Commercial Mortgage Trust , Series 2013-LC6, Class B, 3.74%, 1/10/46 (a)	320		338
Credit Suisse Commercial Mortgage Trust , Series 2006-C5, Class AM, 5.34%, 12/15/39	560		565
Santander Drive Auto Receivables Trust , Series 2015-DA, Class C, 3.38%, 11/15/21, Callable 1/15/19 @ 100 (a) (b) (d)	1,000		1,014
GSR Mortgage Loan Trust , Series 2004-15F, Class 2A1, 6.00%, 12/25/34, Callable 7/25/34 @ 100 (a)	206		209
GM Financial Automobile Leasing Trust , Series 2014-2A, Class C, 2.43%, 3/20/18, Callable 8/20/17 @ 100 (d)	1,000		1,003

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
MASTR Alternative Loans Trust , Series 2004-10, Class 3A1, 5.00%, 9/25/19, Callable 2/25/18 @ 100 (a)	$100	$101
Residential Funding Mortgage Securities I, Inc. , Series 2006-S1, Class 1A5, 5.25%, 1/25/36, Callable 8/25/19 @ 100 (a)	140	126
WF-RBS Commercial Mortgage Trust , Series 2012-C10, Class AS, 3.24%, 12/15/45	270	283
WF-RBS Commercial Mortgage Trust , Series 2012-C10, Class B, 3.74%, 12/15/45	585	603
WF-RBS Commercial Mortgage Trust , Series 2014-C19, Class B, 4.72%, 3/15/47, Callable 1/3/24 @ 100 (b)	208	231
WF-RBS Commercial Mortgage Trust , Series 2014-C21, Class A2, 2.92%, 8/15/47	860	895
Total Collateralized Mortgage Obligations (Cost $7,223)		7,265
Corporate Bonds (52.2%)
Consumer Discretionary (5.1%):
21st Century Fox America, 7.85%, 3/1/39	405	585
Bed Bath & Beyond, Inc., 5.17%, 8/1/44, Callable 1/2/44 @ 100	325	286
Dollar General Corp., 3.25%, 4/15/23, Callable 1/15/23 @ 100	1,092	1,134
Gap, Inc. (The), 5.95%, 4/12/21, Callable 12/1/21 @ 100	500	521
Hasbro, Inc., 6.35%, 3/15/40	480	584
LKQ Corp., 4.75%, 5/15/23, Callable 5/15/18 @ 102.38	440	432
NVR, Inc., 3.95%, 9/15/22, Callable 6/15/22 @ 100 (a)	660	699
O'Reilly Automotive, Inc., 4.63%, 9/15/21, Callable 6/15/21 @ 100	275	304
Scripps Networks Interactive, Inc., 3.90%, 11/15/24, Callable 8/15/24 @ 100	580	610
		5,155
Consumer Staples (3.0%):
Anheuser-Busch Cos. LLC, 5.95%, 1/15/33	215	267
Church & Dwight Co., Inc., 2.88%, 10/1/22	780	806
Mead Johnson Nutrition Co. 4.90%, 11/1/19	880	970
4.60%, 6/1/44, Callable 1/12/43 @ 100 (a)	295	313
Reynolds American, Inc., 6.15%, 9/15/43 (a)	175	229
Vector Group Ltd., 7.75%, 2/15/21, Callable 8/8/16 @ 105.81 (a)	405	421
		3,006
Energy (7.9%):
Cameron International Corp., 6.38%, 7/15/18	638	699
Devon Energy Corp., 2.25%, 12/15/18, Callable 11/15/18 @ 100	620	616
Equities Corp. 6.50%, 4/1/18	649	675
4.88%, 11/15/21	300	319
FMC Technologies, Inc. 2.00%, 10/1/17	690	686
3.45%, 10/1/22, Callable 1/7/22 @ 100	380	362
Halliburton Co., 7.45%, 9/15/39	170	235
Marathon Oil Corp. 6.00%, 10/1/17	469	486
5.90%, 3/15/18	487	505

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Noble Energy, Inc., 5.63%, 5/1/21, Callable 1/5/17 @ 102.81	$269	$280
Oceaneering International, Inc., 4.65%, 11/15/24, Callable 8/15/24 @ 100	540	522
Petro-Canada, 5.95%, 5/15/35 (a)	155	183
Suncor Energy, Inc., 6.10%, 6/1/18	803	868
Valero Energy Corp., 10.50%, 3/15/39	435	636
Western Gas Partners, LP, 3.95%, 6/1/25, Callable 1/3/25 @ 100 (a)	500	476
Western Refining, Inc., 6.25%, 4/1/21, Callable 1/4/17 @ 103.13	385	350
		7,898
Financials (15.7%):
Alleghany Corp., 4.95%, 6/27/22	640	713
Aspen Insurance Holding Ltd., 4.65%, 11/15/23	760	828
Bank of America Corp. 3.88%, 3/22/17	1,150	1,171
4.00%, 4/1/24, MTN (a)	350	374
BB&T Corp., 3.95%, 3/22/22, MTN, Callable 2/22/22 @ 100	365	392
Bear Stearns Co., Inc., 7.25%, 2/1/18	1,105	1,205
Capital One Financial Corp. 2.45%, 4/24/19, Callable 3/24/19 @ 100	325	330
4.20%, 10/29/25, Callable 9/29/25 @ 100	545	560
Citigroup, Inc. 2.40%, 2/18/20	820	828
2.70%, 3/30/21	475	483
Goldman Sachs Group, Inc. 2.38%, 1/22/18	555	562
6.15%, 4/1/18	725	781
3.50%, 1/23/25, Callable 10/23/24 @ 100	275	283
Health Care REIT, Inc. 4.70%, 9/15/17	300	311
5.25%, 1/15/22, Callable 10/15/21 @ 100 (a)	330	371
JPMorgan Chase & Co. 3.88%, 9/10/24	381	394
5.40%, 1/6/42	190	236
Key Bank NA, 2.50%, 12/15/19	1,000	1,025
Kilroy Realty Corp., 4.80%, 7/15/18, Callable 5/15/18 @ 100	1,250	1,313
MetLife, Inc., 6.82%, 8/15/18 (a)	200	223
Morgan Stanley 2.50%, 1/24/19	930	949
2.65%, 1/27/20	630	640
PNC Funding Corp., 5.63%, 2/1/17	500	512
Torchmark Corp., 9.25%, 6/15/19	410	490
Tyco Electronics Group SA, 2.38%, 12/17/18, Callable 11/17/18 @ 100 (a)	245	249
Wachovia Corp., 5.50%, 8/1/35 (a)	140	162
Wells Fargo & Co., 4.90%, 11/17/45 (a)	415	454
		15,839
Health Care (2.7%):
Agilent Technologies, Inc. 6.50%, 11/1/17 (a)	76	80
3.88%, 7/15/23, Callable 4/15/23 @ 100	730	773
Amgen, Inc., 6.90%, 6/1/38	250	351

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Principal Amount	Value
Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100	$380	$409
Express Scripts Holding 3.00%, 7/15/23, Callable 5/15/23 @ 100	160	160
4.80%, 7/15/46, Callable 1/15/46 @ 100	180	180
UnitedHealth Group, Inc., 5.80%, 3/15/36 (a)	165	216
Valeant Pharmaceuticals International, Inc., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94 (a) (d)	500	404
		2,573
Industrials (5.4%):
Acuity Brands Lighting, Inc., 6.00%, 12/15/19	890	998
FedEx Corp., 4.90%, 1/15/34	275	312
JB Hunt Transport Services, Inc., 3.30%, 8/15/22, Callable 6/15/22 @ 100 (a)	275	287
Masco Corp., 4.45%, 4/1/25, Callable 1/1/25 @ 100	450	466
Orbital ATK, Inc., 5.25%, 10/1/21, Callable 10/1/16 @ 103.94 (a)	400	418
Oshkosh Corp., 5.38%, 3/1/25, Callable 1/3/20 @ 102.69 (a)	100	103
Rockwell Automation, Inc., 6.25%, 12/1/37	155	210
Roper Technologies, Inc. 1.85%, 11/15/17 (a)	245	246
6.25%, 9/1/19	695	783
Steelcase, Inc., 6.38%, 2/15/21, Callable 11/15/20 @ 100 (a)	520	593
Valmont Industries, Inc., 5.00%, 10/1/44, Callable 1/4/44 @ 100 (a)	370	344
WESCO International, Inc., 5.38%, 12/15/21, Callable 12/15/16 @ 104.03 (a)	655	660
		5,420
Information Technology (2.9%):
CA, Inc., 3.60%, 8/1/20, Callable 1/7/20 @ 100	615	643
Maxim Integrated Product, Inc., 2.50%, 11/15/18	850	865
NetApp, Inc., 3.38%, 6/15/21, Callable 4/15/21 @ 100	715	727
Total System Services, Inc., 3.75%, 6/1/23, Callable 1/3/23 @ 100	645	655
		2,890
Materials (3.8%):
CF Industries Holdings, Inc., 6.88%, 5/1/18	515	560
Methanex Corp., 3.25%, 12/15/19	930	903
Mosaic Co., 5.45%, 11/15/33, Callable 5/15/33 @ 100 (a)	185	205
NewMarket Corp., 4.10%, 12/15/22	724	750
Reliance Steel & Aluminum Co., 4.50%, 4/15/23, Callable 1/15/23 @ 100	535	547
Southern Copper Corp., 5.25%, 11/8/42 (a)	300	266
Westlake Chemical Corp., 3.60%, 7/15/22, Callable 4/15/22 @ 100	589	603
		3,834
Telecommunication Services (3.2%):
AT&T, Inc. 3.95%, 1/15/25, Callable 10/15/24 @ 100	835	887
6.15%, 9/15/34 (a)	275	322
CenturyLink, Inc., 5.63%, 4/1/20	100	104
Frontier Communications Corp., 8.50%, 4/15/20	550	584
Verizon Communications, Inc. 5.15%, 9/15/23	565	657
6.40%, 9/15/33	480	612
		3,166

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares or Principal Amount	Value
Utilities (2.5%):
Consolidated Edison Co. of New York, Inc., 6.30%, 8/15/37	$205	$273
Empresa Nacional de Electricidad SA, 4.25%, 4/15/24, Callable 1/15/24 @ 100	500	528
Exelon Generation Co. LLC, 6.25%, 10/1/39	250	275
PSEG Power LLC, 4.30%, 11/15/23, Callable 8/15/23 @ 100	650	683
Public Service Electric & Gas Co., 3.95%, 5/1/42, MTN, Callable 1/11/41 @ 100 (a)	320	353
South Carolina Electric & Gas, 4.10%, 6/15/46, Callable 12/15/45 @ 100	365	386
		2,498
Total Corporate Bonds (Cost $50,847)		52,279
Municipal Bonds (1.6%)
New York (0.8%):
New York Build America Bonds, GO, 5.68%, 10/1/34, Callable 1/10/19 @ 100	695	775
Pennsylvania (0.8%):
Pennsylvania State Build America Bonds, GO, Series B, 5.35%, 5/1/30, Callable 1/5/20 @ 100	735	813
Total Municipal Bonds (Cost $1,403)		1,588
U.S. Government Mortgage Backed Agencies (31.7%)
Federal Home Loan Mortgage Corp. 8.50%, 2/1/20 (a)	6	6
9.00%, 10/1/20 – 4/1/25 (a)	27	31
7.50%, 8/1/29 (a)	18	20
5.00%, 7/1/39	5,654	6,289
		6,346
Federal National Mortgage Assoc. 7.50%, 8/1/18 (a)	6	6
Series 1990-5, Class J8.20%, 1/25/20 (a)	30	32
Series 2015-61, Class PV3.50% (b), 5/25/44	1,113	1,221
4.50%, 5/1/46	6,324	6,927
3.00%, 8/25/46 (e)	3,250	3,367
3.50%, 8/25/46 (e)	5,050	5,322
4.00%, 8/25/46 (e)	8,000	8,570
		25,445
Total U.S. Government Mortgage Backed Agencies (Cost $31,632)		31,791
U.S. Treasury Obligations (6.3%)
U.S. Treasury Bonds, 2.88%, 5/15/43 (a)	5,612	6,311
Total U.S. Treasury Obligations (Cost $5,773)		6,311
Exchange-Traded Funds (1.4%)
iShares IBoxx $ High Yield Corporate ETF (a) (f)	16,882	1,430
Total Exchange-Traded Funds (Cost $1,581)		1,430

See notes to financial statements.

Victory Portfolios INCORE Total Return Bond Fund	Schedule of Portfolio Investments — continued June 30, 2016

(Amounts in Thousands, Except for Shares)

Security Description	Shares	Value
Investment Companies (14.1%)
Federated Treasury Obligations Fund, Institutional Shares, 0.23% (g)	14,179,218	$14,179
Total Investment Companies (Cost $14,179)		14,179
Total Investments (Cost $118,246) — 120.1%		120,481
Liabilities in excess of other assets — (20.1)%		(20,156)
NET ASSETS — 100.00%		$100,325

(a)  All or a portion of this security has been segregated as collateral for securities purchased on a when-issued basis.

(b)  Variable or Floating-Rate Security. Rate disclosed is as of June 30, 2016.

(c)  Rounds to less than $1.

(d)  Rule 144A security or other security that is restricted as to resale to institutional investors. The Fund's Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. At June 30, 2016, the fair value of these securities was $4,422 (thousands) and amounted to 4.4% of net assets.

(e)  Security purchased on a when-issued basis.

(f)  All or a portion of this security has been designated as collateral for futures contracts.

(g)  Rate disclosed is the daily yield on June 30, 2016.

ETF — Exchange-Traded Fund

GO — General Obligation

LLC — Limited Liability Co.

LP — Limited Partnership

MTN — Medium Term Note

REIT — Real Estate Investment Trust

Futures Contracts Purchased
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Appreciation
10-Year U.S. Treasury Note	30	9/21/16	$3,989,531	$100,578
5-Year U.S Treasury Note	20	9/30/16	2,443,281	11,578
				$112,156

Futures Contracts Sold
(Amounts not in thousands)

	Number of Contracts	Expiration Date	Notional Amount at Value	Unrealized Depreciation
2-Year U.S. Treasury Note	20	9/30/16	$4,386,562	$(4,406)
				$(4,406)

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Integrity Discovery Fund		Integrity Mid-Cap Value Fund	Integrity Small-Cap Value Fund
ASSETS:
Investments, at value (Cost $80,705, $17,810 and $1,686,841)	$92,354		$20,124	$1,844,321
Interest and dividends receivable	58		31	2,434
Receivable for capital shares issued	8		147	1,938
Receivable for investments sold	—		244	9,892
Receivable from Adviser	—	(a)	3	50
Receivable from Prior Custodian, Net (See Note 7)	143		8	172
Prepaid expenses	24		20	84
Total Assets	92,587		20,577	1,858,891
LIABILITIES:
Payable for investments purchased	45		259	4,448
Payable for capital shares redeemed	155		17	2,086
Reimbursement due to Adviser (See Note 7)	—		8	108
Accrued expenses and other payables:
Investment advisory fees	77		12	1,277
Administration fees	7		2	130
Custodian fees	3		2	21
Transfer agent fees	36		4	363
Chief Compliance Officer fees	—	(a)	— (a)	2
Trustees' fees	48		—	42
12b-1 fees	22		2	76
Other accrued expenses	21		17	149
Total Liabilities	414		323	8,702
NET ASSETS:
Capital	75,446		18,523	1,765,050
Accumulated undistributed net investment income	34		47	5,830
Accumulated net realized gains (losses) from investments	5,044		(630)	(78,171)
Net unrealized appreciation on investments	11,649		2,314	157,480
Net Assets	$92,173		$20,254	$1,850,189
Net Assets
Class A Shares	$48,759		$11,086	$216,492
Class C Shares	14,096		—	27,987
Class R Shares	1,696		—	15,042
Class R6 Shares	—		726	608,927
Class Y Shares	27,622		8,442	981,741
Total	$92,173		$20,254	$1,850,189
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	1,490		718	7,048
Class C Shares	548		—	1,010
Class R Shares	53		—	499
Class R6 Shares	—		47	19,268
Class Y Shares	789		542	31,221
Total	2,880		1,307	59,046
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$32.71		$15.43	$30.72
Class C Shares (c)	$25.76		—	$27.69
Class R Shares	$31.71		—	$30.11
Class R6 Shares	—		$15.53	$31.60
Class Y Shares	$35.02		$15.58	$31.45
Maximum Sales Charge — Class A Shares	5.75%		5.75%	5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$34.71		$16.37	$32.59

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Integrity Small/Mid-Cap Value Fund		Munder Multi-Cap Fund	S&P 500 Index Fund
ASSETS:
Investments, at value (Cost $20,680, $381,799 and $73,287)	$23,001		$409,232	$234,317
Deposits with brokers for futures contracts	—		—	449
Interest and dividends receivable	32		229	262
Receivable for capital shares issued	36		4	68
Receivable for investments sold	327		—	—
Variation margin receivable on open futures contracts	—		—	30
Reclaims receivable	—		—	1
Receivable from Adviser	—		1	—
Receivable from Prior Custodian, Net (See Note 7)	8		421	215
Prepaid expenses	20		30	23
Total Assets	23,424		409,917	235,365
LIABILITIES:
Payable for investments purchased	355		—	—
Payable for capital shares redeemed	1		276	77
Payable to Adviser	8		—	—
Reimbursement due to Adviser (See Note 7)	8		—	—
Accrued expenses and other payables:
Investment advisory fees	17		251	38
Administration fees	2		30	17
Custodian fees	1		8	3
Transfer agent fees	5		279	42
Chief Compliance Officer fees	—	(a)	— (a)	—	(a)
Trustees' fees	—	(a)	260	51
12b-1 fees	—	(a)	122	28
Other accrued expenses	12		114	22
Total Liabilities	409		1,340	278
NET ASSETS:
Capital	22,403		391,174	61,090
Accumulated undistributed net investment income	—		243	206
Accumulated net realized gains (losses) from investments	(1,709)		(10,273)	12,772
Net unrealized appreciation on investments	2,321		27,433	161,019
Net Assets	$23,015		$408,577	$235,087
Net Assets
Class A Shares	$716		$318,712	$186,089
Class C Shares	—		68,112	—
Class R Shares	—		1,276	13,221
Class R6 Shares	3,381		—	—
Class Y Shares	18,918		20,477	35,777
Total	$23,015		$408,577	$235,087
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	54		8,959	9,061
Class C Shares	—		2,278	—
Class R Shares	—		37	645
Class R6 Shares	253		—	—
Class Y Shares	1,417		541	1,733
Total	1,724		11,815	11,439
Net asset value, offering (except Class A Shares) and redemption price per share: (b)
Class A Shares	$13.26		$35.58	$20.54
Class C Shares (c)	—		$29.90	—
Class R Shares	—		$34.13	$20.51
Class R6 Shares	$13.35		—	—
Class Y Shares	$13.35		$37.86	$20.64
Maximum Sales Charge — Class A Shares	5.75%		5.75%	2.50%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$14.07		$37.75	$21.07

(a)  Rounds to less than $1.

(b)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(c)  Redemption price per share varies by the length of time shares are held.
See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Munder Mid-Cap Core Growth Fund	Munder Small Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
ASSETS:
Investments, at value (Cost $3,462,725, $4,866 and $3,798)	$4,853,321	$4,454		$4,000	(a)
Foreign currency, at value (Cost $—, $— and $4)	—	—		3
Interest and dividends receivable	3,074	3		12
Receivable for capital shares issued	3,080	—		—
Receivable for investments sold	95,629	—		46
Receivable from Adviser	—	28		—
Receivable from Prior Custodian, Net (See Note 7)	177	—		11
Prepaid expenses	135	3		3
Total Assets	4,955,416	4,488		4,075
LIABILITIES:
Securities lending collateral	—	—		90
Payable for investments purchased	10,543	36		—
Foreign taxes accrued	—	—		3
Payable for capital shares redeemed	10,187	—		—
Payable to Adviser	170	—		5
Reimbursement due to Adviser (See Note 7)	—	—		11
Accrued expenses and other payables:
Investment advisory fees	3,075	3		3
Administration fees	363	—	(b)	—	(b)
Custodian fees	78	6		—	(b)
Transfer agent fees	1,248	—	(b)	—	(b)
Chief Compliance Officer fees	5	—	(b)	—
Trustees' fees	59	—	(b)	—
12b-1 fees	386	—	(b)	—	(b)
Other accrued expenses	480	14		14
Total Liabilities	26,594	59		126
NET ASSETS:
Capital	3,191,310	5,049		3,991
Accumulated undistributed (distributions in excess of) net investment income	42	(10)		24
Accumulated net realized gains (losses) from investments	346,874	(198)		(268)
Net unrealized appreciation/depreciation on investments	1,390,596	(412)		202
Net Assets	$4,928,822	$4,429		$3,949
Net Assets
Class A Shares	$970,418	$49		$278
Class C Shares	200,199	—		—
Class I Shares	—	4,337		—
Class R Shares	39,928	—		—
Class R6 Shares	752,971	—		—
Class Y Shares	2,965,306	43		3,671
Total	$4,928,822	$4,429		$3,949
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	26,966	6		26
Class C Shares	6,388	—		—
Class I Shares	—	503		—
Class R Shares	1,144	—		—
Class R6 Shares	19,909	—		—
Class Y Shares	79,058	5		352
Total	133,465	514		378
Net asset value, offering (except Class A Shares) and redemption price per share: (c)
Class A Shares	$35.99	$8.59		$10.40
Class C Shares (d)	$31.34	—		—
Class I Shares	—	$8.62		—
Class R Shares	$34.89	—		—
Class R6 Shares	$37.82	—		—
Class Y Shares	$37.51	$8.61		$10.43
Maximum Sales Charge — Class A Shares	5.75%	5.75%		5.75%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$38.19	$9.11		$11.03

(a)  Includes $95 of securities on loan.

(b)  Rounds to less than $1.

(c)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(d)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Assets and Liabilities

Victory Portfolios  June 30, 2016

(Amounts in Thousands, Except Per Share Amounts)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		INCORE Total Return Bond Fund
ASSETS:
Investments, at value (Cost $20,921, $812,110 and $118,246)	$21,514	(a)	$872,392	(b)	$120,481
Foreign currency, at value (Cost $14, $715 and $—)	14		715		—
Deposits with brokers for futures contracts	—		—		331
Interest and dividends receivable	65		1,028		678
Receivable for capital shares issued	—	(c)	1,295		9
Receivable for investments sold	616		—		28,209
Variation margin receivable on open futures contracts	—		—		3
Reclaims receivable	40		721		—
Receivable from Adviser	—		607		19
Receivable from Prior Custodian, Net (See Note 7)	215		77		164
Prepaid expenses	47		91		25
Total Assets	22,511		876,926		149,919
LIABILITIES:
Securities lending collateral	805		35,615		—
Payable for investments purchased	612		2,952		45,509
Foreign taxes accrued	—	(c)	—		—
Payable for capital shares redeemed	375		657		3,775
Payable to Adviser	4		—		—
Reimbursement due to Adviser (See Note 7)	57		77		108
Variation margin payable on open futures contracts	—		—		3
Payable for deferred mortgage dollar rolls	—		—		15
Accrued expenses and other payables:
Investment advisory fees	14		667		34
Administration fees	2		61		9
Custodian fees	6		28		3
Transfer agent fees	8		277		17
Chief Compliance Officer fees	—		—	(c)	— (c)
Trustees' fees	69		—	(c)	83
12b-1 fees	1		21		6
Other accrued expenses	35		93		32
Total Liabilities	1,988		40,448		49,594
NET ASSETS:
Capital	54,835		796,648		104,065
Accumulated undistributed net investment income	186		3,992		1,495
Accumulated net realized losses from investments	(35,089)		(24,403)		(7,578)
Net unrealized appreciation on investments	591		60,241		2,343
Net Assets	$20,523		$836,478		$100,325
Net Assets
Class A Shares	$4,687		$78,511		$15,908
Class C Shares	1,111		5,788		3,256
Class I Shares	192		378,011		—
Class R6 Shares	1,575		13,179		2,456
Class Y Shares	12,958		360,989		78,705
Total	$20,523		$836,478		$100,325
Shares (unlimited number of shares authorized with a par value of $0.001 per share):
Class A Shares	758		7,355		1,625
Class C Shares	181		555		330
Class I Shares	31		35,162		—
Class R6 Shares	254		1,220		250
Class Y Shares	2,098		33,708		8,023
Total	3,322		78,000		10,228
Net asset value, offering (except Class A Shares) and redemption price per share: (d)
Class A Shares	$6.18		$10.67		$9.79
Class C Shares (e)	$6.14		$10.42		$9.86
Class I Shares	$6.20		$10.75		—
Class R6 Shares	$6.21		$10.80		$9.81
Class Y Shares	$6.17		$10.71		$9.81
Maximum Sales Charge — Class A Shares	5.75%		5.75%		2.00%
Maximum offering price (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share — Class A Shares	$6.56		$11.32		$9.99

(a)  Includes $775 of securities on loan.

(b)  Includes $35,175 of securities on loan.

(c)  Rounds to less than $1.

(d)  Per share amount may not recalculate due to rounding of net assets and/or shares outstanding.

(e)  Redemption price per share varies by the length of time shares are held.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2016

(Amounts in Thousands)

	Integrity Discovery Fund	Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
Investment Income:
Dividend income	$1,305	$365		$23,652
Total Income	1,305	365		23,652
Expenses:
Investment advisory fees	984	139		13,070
Administration fees	88	18		1,328
12b-1 fees — Class A Shares	131	27		569
12b-1 fees — Class C Shares	147	—		277
12b-1 fees — Class R Shares	7	—		67
Custodian fees	11	8		88
Transfer agent fees — Class A Shares	98	37		740
Transfer agent fees — Class C Shares	26	—		51
Transfer agent fees — Class R Shares	4	—		60
Transfer agent fees — Class R6 Shares (a)	—	—	(b)	—
Transfer agent fees — Class Y Shares	48	5		1,197
Trustees' fees	9	—		152
Chief Compliance Officer fees	1	—	(b)	18
Legal and audit fees	8	—		154
State registration and filing fees	44	37		106
Other expenses	14	2		205
Total Expenses	1,620	273		18,082
Expenses waived/reimbursed by Adviser	(4)	(22)		(192)
Net Expenses	1,616	251		17,890
Net Investment Income (Loss)	(311)	114		5,762
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from securities transactions	6,061	(520)		(76,038)
Net change in unrealized appreciation/depreciation on investments	(15,425)	786		(20,543)
Net realized/unrealized gains/losses on investments	(9,364)	266		(96,581)
Change in net assets resulting from operations	$(9,675)	$380		$(90,819)

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

(b)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2016

(Amounts in Thousands)

	Integrity Small/Mid-Cap Value Fund	Munder Multi-Cap Fund	S&P 500 Index Fund
Investment Income:
Dividend income	$357	$6,522	$5,428
Foreign tax withholding	—	— (a)	—
Total Income	357	6,522	5,428
Expenses:
Investment advisory fees	198	3,294	483
Administration fees	21	384	218
12b-1 fees — Class A Shares	1	856	288
12b-1 fees — Class C Shares	—	735	—
12b-1 fees — Class R Shares	—	5	67
Custodian fees	8	31	20
Transfer agent fees — Class A Shares	1	1,036	164
Transfer agent fees — Class C Shares	—	257	—
Transfer agent fees — Class R Shares	—	3	17
Transfer agent fees — Class R6 Shares	— (a)	—	—
Transfer agent fees — Class Y Shares	17	23	7
Trustees' fees	—	60	28
Chief Compliance Officer fees	— (a)	5	3
Legal and audit fees	—	40	17
State registration and filing fees	45	43	34
Other expenses	1	137	51
Total Expenses	292	6,909	1,397
Expenses waived/reimbursed by Adviser	(17)	(6)	—
Net Expenses	275	6,903	1,397
Net Investment Income (Loss)	82	(381)	4,031
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from securities transactions	(1,615)	69	19,012
Net realized losses from futures transactions	—	—	(76)
Net change in unrealized appreciation/depreciation on investments	346	(20,226)	(15,886)
Net change in unrealized appreciation/depreciation on futures transactions	—	—	121
Net realized/unrealized gains/losses on investments	(1,269)	(20,157)	3,171
Change in net assets resulting from operations	$(1,187)	$(20,538)	$7,202

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2016

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund	Munder Small Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
Investment Income:
Dividend income	$62,287	$27		$115
Securities lending income	—	—		— (a)
Foreign tax withholding	—	—		(11)
Total Income	62,287	27		104
Expenses:
Investment advisory fees	42,073	35		41
Administration fees	4,900	6		26
12b-1 fees — Class A Shares	2,699	—	(a)	1
12b-1 fees — Class C Shares	2,200	—		—
12b-1 fees — Class R Shares	230	—		—
Custodian fees	294	25		14
Transfer agent fees — Class A Shares	2,294	—	(a)	— (a)
Transfer agent fees — Class C Shares	250	—		—
Transfer agent fees — Class I Shares	—	—	(a)	—
Transfer agent fees — Class R Shares	110	—		—
Transfer agent fees — Class R6 Shares	4	—		—
Transfer agent fees — Class Y Shares	6,261	—	(a)	4
Trustees' fees	565	—	(a)	—
Chief Compliance Officer fees	69	—	(a)	— (a)
Legal and audit fees	392	10		—
State registration and filing fees	138	14		2
Other expenses	815	23		— (a)
Total Expenses	63,294	113		88
Expenses waived/reimbursed by Adviser	(201)	(65)		(31)
Net Expenses	63,093	48		57
Net Investment Income (Loss)	(806)	(21)		47
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains (losses) from securities transactions	435,515	(192)		(199)
Foreign taxes on realized gains	—	—		(2)
Net realized losses from foreign currency translations	—	—		(9)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(949,747)	(599)		(205)
Net change in unrealized appreciation/depreciation on foreign taxes	—	—		(2)
Net realized/unrealized losses on investments	(514,232)	(791)		(417)
Change in net assets resulting from operations	$(515,038)	$(812)		$(370)

(a)  Rounds to less than $1.

See notes to financial statements.

Statements of Operations

Victory Portfolios  For the Year Ended June 30, 2016

(Amounts in Thousands)

	Trivalent International Fund-Core Equity	Trivalent International Small-Cap Fund	INCORE Total Return Bond Fund
Investment Income:
Interest income	$—	$—	$3,131
Dividend income	715	19,145	391
Securities lending income	4	271	—
Foreign tax withholding	(89)	(2,161)	—
Mortgage dollar roll income	—	—	642
Total Income	630	17,255	4,164
Expenses:
Investment advisory fees	183	6,597	429
Administration fees	50	642	117
12b-1 fees — Class A Shares	13	208	42
12b-1 fees — Class C Shares	6	54	34
Custodian fees	32	203	15
Transfer agent fees — Class A Shares	15	151	33
Transfer agent fees — Class C Shares	3	9	6
Transfer agent fees — Class I Shares	— (a)	246	—
Transfer agent fees — Class R6 Shares	— (a)	1	— (a)
Transfer agent fees — Class Y Shares	4	620	24
Trustees' fees	—	65	12
Chief Compliance Officer fees	— (a)	8	1
Legal and audit fees	—	89	13
State registration and filing fees	41	90	49
Other expenses	4	240	19
Total Expenses	351	9,223	794
Expenses waived/reimbursed by Adviser	(54)	(1,836)	(77)
Net Expenses	297	7,387	717
Net Investment Income	333	9,868	3,447
Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized losses from securities transactions	(283)	(21,351)	(1,634)
Foreign taxes on realized gains	(7)	—	—
Net realized gains (losses) from futures transactions	—	976	(968)
Net realized losses from foreign currency translations	(13)	(364)	—
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(2,924)	(31,991)	2,414
Net change in unrealized appreciation/depreciation on futures transactions	—	—	157
Net change in unrealized appreciation/depreciation on foreign taxes	— (a)	—	—
Net realized/unrealized gains/losses on investments	(3,227)	(52,730)	(31)
Change in net assets resulting from operations	$(2,894)	$(42,862)	$3,416

(a)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Discovery Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(311)	$(808)	$114	$(7)	$5,762	$2,173
Net realized gains (losses) from investment transactions	6,061	9,867	(520)	175	(76,038)	43,761
Net change in unrealized appreciation/depreciation on investments	(15,425)	2,378	786	70	(20,543)	(15,551)
Change in net assets resulting from operations	(9,675)	11,437	380	238	(90,819)	30,383
Distributions to Shareholders:
From net investment income:
Class A Shares	—	—	(30)	—	—	—
Class R6 Shares	—	—	(3)	—	(833)	—
Class Y Shares	—	—	(28)	—	(103)	—
From net realized gains:
Class A Shares	(4,102)	(6,557)	(98)	(209)	(3,483)	—
Class C Shares	(1,394)	(1,750)	—	—	(461)	—
Class R Shares	(95)	(81)	—	—	(218)	—
Class R6 Shares (a)	—	—	(5)	—	(7,877)	—
Class Y Shares	(2,215)	(2,031)	(73)	(124)	(10,606)	—
Change in net assets resulting from distributions to shareholders	(7,806)	(10,419)	(237)	(333)	(23,581)	—
Change in net assets resulting from capital transactions	(5,548)	(10,385)	5,208	7,582	528,210	379,951
Capital Contribution from Prior Custodian, Net (See Note 7)	143	—	—	—	64	—
Change in net assets	(22,886)	(9,367)	5,351	7,487	413,874	410,334
Net Assets:
Beginning of period	115,059	124,426	14,903	7,416	1,436,315	1,025,981
End of period	$92,173	$115,059	$20,254	$14,903	$1,850,189	$1,436,315
Accumulated undistributed (distributions in excess of) net investment income	$34	$(665)	$47	$(15)	$5,830	$(524)

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Discovery Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$6,423	$16,380	$4,480	$8,104	$91,700	$148,320
Distributions reinvested	3,554	5,914	124	159	2,843	—
Cost of shares redeemed	(13,048)	(44,659)	(3,814)	(2,091)	(105,408)	(75,436)
Total Class A Shares	$(3,071)	$(22,365)	$790	$6,172	$(10,865)	$72,884
Class B Shares
Cost of shares redeemed	$—	$(429)	$—	$—	$—	$(609)
Total Class B Shares	$—	$(429)	$—	$—	$—	$(609)
Class C Shares
Proceeds from shares issued	$1,210	$1,049	$—	$—	$6,194	$5,596
Distributions reinvested	1,123	1,372	—	—	378	—
Cost of shares redeemed	(2,450)	(2,811)	—	—	(4,110)	(2,930)
Total Class C Shares	$(117)	$(390)	$—	$—	$2,462	$2,666
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$19
Cost of shares redeemed	—	(314)	—	—	—	(2,298)
Total Class K Shares	$—	$(314)	$—	$—	$—	$(2,279)
Class R Shares
Proceeds from shares issued	$978	$833	$—	$—	$8,566	$9,442
Distributions reinvested	50	42	—	—	142	—
Cost of shares redeemed	(398)	(595)	—	—	(4,382)	(3,202)
Total Class R Shares	$630	$280	$—	$—	$4,326	$6,240
Class R6 Shares (a)
Proceeds from shares issued	$—	$—	$693	$—	$314,086	$183,296
Distributions reinvested	—	—	8	—	8,685	—
Cost of shares redeemed	—	—	(36)	—	(101,632)	(56,928)
Total Class R6 Shares	$—	$—	$665	$—	$221,139	$126,368
Class Y Shares
Proceeds from shares issued	$14,754	$22,774	$6,815	$2,144	$528,962	$349,734
Distributions reinvested	2,038	1,810	101	124	8,363	—
Cost of shares redeemed	(19,782)	(11,751)	(3,163)	(858)	(226,177)	(175,053)
Total Class Y Shares	$(2,990)	$12,833	$3,753	$1,410	$311,148	$174,681
Change in net assets resulting from capital transactions	$(5,548)	$(10,385)	$5,208	$7,582	$528,210	$379,951

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

(continues on next page)

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Integrity Discovery Fund		Integrity Mid-Cap Value Fund		Integrity Small-Cap Value Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Share Transactions:
Class A Shares
Issued	190	449	305	517	3,027	4,536
Reinvested	107	167	8	10	92	—
Redeemed	(397)	(1,236)	(264)	(129)	(3,429)	(2,313)
Total Class A Shares	(100)	(620)	49	398	(310)	2,223
Class B Shares
Redeemed	—	(15)	—	—	—	(22)
Total Class B Shares	—	(15)	—	—	—	(22)
Class C Shares
Issued	45	36	—	—	224	186
Reinvested	43	48	—	—	13	—
Redeemed	(91)	(95)	—	—	(149)	(98)
Total Class C Shares	(3)	(11)	—	—	88	88
Class K Shares
Issued	—	—	—	—	—	1
Redeemed	—	(9)	—	—	—	(74)
Total Class K Shares	—	(9)	—	—	—	(73)
Class R Shares
Issued	31	24	—	—	281	293
Reinvested	2	1	—	—	5	—
Redeemed	(13)	(17)	—	—	(147)	(99)
Total Class R Shares	20	8	—	—	139	194
Class R6 Shares (a)
Issued	—	—	49	—	9,877	5,474
Reinvested	—	—	1	—	273	—
Redeemed	—	—	(3)	—	(3,234)	(1,703)
Total Class R6 Shares	—	—	47	—	6,916	3,771
Class Y Shares
Issued	403	590	462	138	17,047	10,461
Reinvested	58	48	7	8	264	—
Redeemed	(566)	(307)	(215)	(55)	(7,356)	(5,320)
Total Class Y Shares	(105)	331	254	91	9,955	5,141
Change in Shares	(188)	(316)	350	489	16,788	11,322

(a)  Class R6 Shares for Integrity Mid-Cap Value Fund commenced operations on December 15, 2015.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Small/ Mid-Cap Value Fund		Munder Multi-Cap Fund		S&P 500 Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$82	$(7)	$(381)	$(1,986)	$4,031	$3,743
Net realized gains (losses) from investment transactions	(1,615)	32	69	89,048	18,936	23,898
Net change in unrealized appreciation/depreciation on investments	346	(129)	(20,226)	(32,002)	(15,765)	(9,474)
Change in net assets resulting from operations	(1,187)	(104)	(20,538)	55,060	7,202	18,167
Distributions to Shareholders:
From net investment income:
Class A Shares	(2)	—	—	—	(3,159)	(2,953)
Class C Shares	—	—	—	—	—	—
Class K Shares	—	—	—	—	—	(28)
Class R Shares	—	—	—	—	(173)	(146)
Class R6 Shares	(15)	—	—	—	—	—
Class Y Shares	(75)	—	—	—	(680)	(651)
From net realized gains:
Class A Shares	—	(28)	(62,893)	(1,159)	(18,328)	(15,802)
Class C Shares	—	—	(15,396)	(275)	—	—
Class R Shares	—	—	(148)	(3)	(1,284)	(1,092)
Class Y Shares	—	(640)	(3,735)	(70)	(3,513)	(3,222)
Change in net assets resulting from distributions to shareholders	(92)	(668)	(82,172)	(1,507)	(27,137)	(23,894)
Change in net assets resulting from capital transactions	1,371	14,000	24,647	(60,292)	(5,475)	(6,131)
Capital Contribution from Prior Custodian, Net (See Note 7)	—	—	421	—	215	—
Change in net assets	92	13,228	(77,642)	(6,739)	(25,195)	(11,858)
Net Assets:
Beginning of period	22,923	9,695	486,219	492,958	260,282	272,140
End of period	$23,015	$22,923	$408,577	$486,219	$235,087	$260,282
Accumulated undistributed (distributions in excess of) net investment income	$—	$(21)	$243	$200	$206	$40

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Integrity Small/ Mid-Cap Value Fund		Munder Multi-Cap Fund		S&P 500 Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$318	$141	$12,899	$18,359	$21,637	$27,448
Distributions reinvested	2	28	53,212	976	18,791	16,380
Cost of shares redeemed	(97)	(124)	(47,371)	(65,121)	(44,558)	(41,838)
Total Class A Shares	$223	$45	$18,740	$(45,786)	$(4,130)	$1,990
Class B Shares
Cost of shares redeemed	$—	$—	$—	$(4,985)	$—	$(2,644)
Total Class B Shares	$—	$—	$—	$(4,985)	$—	$(2,644)
Class C Shares
Proceeds from shares issued	$—	$—	$3,209	$1,006	$—	$—
Distributions reinvested	—	—	12,092	216	—	—
Cost of shares redeemed	—	—	(9,469)	(9,717)	—	—
Total Class C Shares	$—	$—	$5,832	$(8,495)	$—	$—
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$339
Distributions reinvested	—	—	—	—	—	27
Cost of shares redeemed	—	—	—	—	—	(10,556)
Total Class K Shares	$—	$—	$—	$—	$—	$(10,190)
Class R Shares
Proceeds from shares issued	$—	$—	$695	$459	$3,083	$5,864
Distributions reinvested	—	—	130	3	1,457	1,238
Cost of shares redeemed	—	—	(521)	(228)	(4,638)	(6,721)
Total Class R Shares	$—	$—	$304	$234	$(98)	$381
Class R6 Shares (a)
Proceeds from shares issued	$480	$3,706	$—	$—	$—	$—
Distributions reinvested	15	—	—	—	—	—
Cost of shares redeemed	(509)	(11)	—	—	—	—
Total Class R6 Shares	$(14)	$3,695	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$2,737	$12,359	$2,664	$5,006	$3,516	$8,821
Distributions reinvested	74	640	3,098	55	3,916	3,664
Cost of shares redeemed	(1,649)	(2,739)	(5,991)	(6,321)	(8,679)	(8,153)
Total Class Y Shares	$1,162	$10,260	$(229)	$(1,260)	$(1,247)	$4,332
Change in net assets resulting from capital transactions	$1,371	$14,000	$24,647	$(60,292)	$(5,475)	$(6,131)

(a)  Class R6 Shares for Integrity Small/Mid-Cap Value Fund commenced operations on March 4, 2015.

(continues on next page)
See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Integrity Small/ Mid-Cap Value Fund		Munder Multi-Cap Fund		S&P 500 Index Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Share Transactions:
Class A Shares
Issued	25	10	335	447	1,052	1,207
Reinvested	— (a)	2	1,443	23	926	727
Redeemed	(8)	(9)	(1,241)	(1,533)	(2,170)	(1,835)
Total Class A Shares	17	3	537	(1,063)	(192)	99
Class B Shares
Redeemed	—	—	—	(142)	—	(118)
Total Class B Shares	—	—	—	(142)	—	(118)
Class C Shares
Issued	—	—	100	27	—	—
Reinvested	—	—	389	6	—	—
Redeemed	—	—	(285)	(261)	—	—
Total Class C Shares	—	—	204	(228)	—	—
Class K Shares
Issued	—	—	—	—	—	15
Reinvested	—	—	—	—	—	1
Redeemed	—	—	—	—	—	(455)
Total Class K Shares	—	—	—	—	—	(439)
Class R Shares
Issued	—	—	20	11	150	256
Reinvested	—	—	4	— (a)	72	55
Redeemed	—	—	(13)	(5)	(226)	(296)
Total Class R Shares	—	—	11	6	(4)	15
Class R6 Shares (b)
Issued	37	254	—	—	—	—
Reinvested	1	—	—	—	—	—
Redeemed	(38)	(1)	—	—	—	—
Total Class R6 Shares	— (a)	253	—	—	—	—
Class Y Shares
Issued	208	869	65	114	168	377
Reinvested	6	45	79	1	192	162
Redeemed	(126)	(189)	(142)	(142)	(423)	(358)
Total Class Y Shares	88	725	2	(27)	(63)	181
Change in Shares	105	981	754	(1,454)	(259)	(262)

(a)  Rounds to less than 1.

(b)  Class R6 Shares for Integrity Small/Mid-Cap Value Fund commenced operations on March 4, 2015.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund		Munder Small Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
From Investment Activities:
Operations:
Net investment income (loss)	$(806)	$(5,646)	$(21)	$(2)	$47	$34
Net realized gains (losses) from investment transactions	435,515	687,045	(192)	(7)	(210)	(2)
Net change in unrealized appreciation/depreciation on investments	(949,747)	(62,791)	(599)	187	(207)	63
Change in net assets resulting from operations	(515,038)	618,608	(812)	178	(370)	95
Distributions to Shareholders:
From net investment income:
Class A Shares	—	— (b)	—	—	(2)	(2)
Class C Shares	—	— (b)	—	—	—	—
Class R6 Shares	—	(314)	—	—	—	—
Class Y Shares	—	(1,261)	—	—	(25)	(23)
From net realized gains:
Class A Shares	(107,207)	(137,794)	—	—	—	—
Class C Shares	(24,639)	(29,082)	—	—	—	—
Class R Shares	(4,845)	(6,573)	—	—	—	—
Class R6 Shares	(74,973)	(58,709)	—	—	—	—
Class Y Shares	(337,685)	(420,405)	—	—	—	—
Change in net assets resulting from distributions to shareholders	(549,349)	(654,138)	—	—	(27)	(25)
Change in net assets resulting from capital transactions	(345,784)	86,501	791	4,272	108	1,721
Capital Contribution from Prior Custodian, Net (See Note 7)	177	—	—	—	—	—
Change in net assets	(1,409,994)	50,971	(21)	4,450	(289)	1,791
Net Assets:
Beginning of period	6,338,816	6,287,845	4,450	—	4,238	2,447
End of period	$4,928,822	$6,338,816	$4,429	$4,450	$3,949	$4,238
Accumulated undistributed (distributions in excess of) net investment income	$42	$(3,476)	$(10)	$—	$24	$15

(a)  Commencement of operations.

(b)  Rounds to less than $1.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Munder Mid-Cap Core Growth Fund		Munder Small Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$162,389	$210,738	$6	$50	$102	$155
Distributions reinvested	93,158	119,925	—	—	2	2
Cost of shares redeemed	(339,797)	(507,615)	—	—	(140)	(29)
Total Class A Shares	$(84,250)	$(176,952)	$6	$50	$(36)	$128
Class B Shares
Cost of shares redeemed	$—	$(6,560)	$—	$—	$—	$—
Total Class B Shares	$—	$(6,560)	$—	$—	$—	$—
Class C Shares
Proceeds from shares issued	$13,305	$20,898	$—	$—	$—	$—
Distributions reinvested	19,870	22,940	—	—	—	—
Cost of shares redeemed	(39,452)	(31,370)	—	—	—	—
Total Class C Shares	$(6,277)	$12,468	$—	$—	$—	$—
Class I Shares
Proceeds from shares issued	$—	$—	$867	$4,172	$—	$—
Cost of shares redeemed	—	—	(82)	—	—	—
Total Class I Shares	$—	$—	$785	$4,172	$—	$—
Class K Shares
Proceeds from shares issued	$—	$165	$—	$—	$—	$—
Cost of shares redeemed	—	(12,251)	—	—	—	—
Total Class K Shares	$—	$(12,086)	$—	$—	$—	$—
Class R Shares
Proceeds from shares issued	$10,031	$15,297	$—	$—	$—	$—
Distributions reinvested	4,641	6,313	—	—	—	—
Cost of shares redeemed	(22,057)	(27,291)	—	—	—	—
Total Class R Shares	$(7,385)	$(5,681)	$—	$—	$—	$—
Class R6 Shares
Proceeds from shares issued	$286,983	$347,480	$—	$—	$—	$—
Distributions reinvested	73,138	57,633	—	—	—	—
Cost of shares redeemed	(205,461)	(154,330)	—	—	—	—
Total Class R6 Shares	$154,660	$250,783	$—	$—	$—	$—
Class Y Shares
Proceeds from shares issued	$645,451	$906,650	$—	$50	$292	$2,295
Distributions reinvested	313,081	387,886	—	—	24	21
Cost of shares redeemed	(1,361,064)	(1,270,007)	—	—	(172)	(723)
Total Class Y Shares	$(402,532)	$24,529	$—	$50	$144	$1,593
Change in net assets resulting from capital transactions	$(345,784)	$86,501	$791	$4,272	$108	$1,721

(a)  Commencement of operations.

(continues on next page)

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Munder Mid-Cap Core Growth Fund		Munder Small Cap Growth Fund		Trivalent Emerging Markets Small-Cap Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	For the Period May 1, 2015(a) through June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Share Transactions:
Class A Shares
Issued	4,275	4,859	1	5	9	13
Reinvested	2,586	2,870	—	—	— (b)	— (b)
Redeemed	(9,145)	(11,681)	—	—	(14)	(3)
Total Class A Shares	(2,284)	(3,952)	1	5	(5)	10
Class B Shares
Redeemed	—	(169)	—	—	—	—
Total Class B Shares	—	(169)	—	—	—	—
Class C Shares
Issued	402	543	—	—	—	—
Reinvested	631	615	—	—	—	—
Redeemed	(1,224)	(802)	—	—	—	—
Total Class C Shares	(191)	356	—	—	—	—
Class I Shares
Issued	—	—	97	415	—	—
Redeemed	—	—	(9)	—	—	—
Total Class I Shares	—	—	88	415	—	—
Class K Shares
Issued	—	4	—	—	—	—
Redeemed	—	(279)	—	—	—	—
Total Class K Shares	—	(275)	—	—	—	—
Class R Shares
Issued	272	362	—	—	—	—
Reinvested	133	155	—	—	—	—
Redeemed	(607)	(646)	—	—	—	—
Total Class R Shares	(202)	(129)	—	—	—	—
Class R6 Shares
Issued	7,004	7,808	—	—	—	—
Reinvested	1,936	1,327	—	—	—	—
Redeemed	(5,324)	(3,390)	—	—	—	—
Total Class R6 Shares	3,616	5,745	—	—	—	—
Class Y Shares
Issued	16,650	20,163	—	5	29	204
Reinvested	8,347	8,973	—	—	2	2
Redeemed	(35,714)	(28,288)	—	—	(16)	(63)
Total Class Y Shares	(10,717)	848	—	5	15	143
Change in Shares	(9,778)	2,424	89	425	10	153

(a)  Commencement of operations.

(b)  Rounds to less than 1.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		INCORE Total Return Bond Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
From Investment Activities:
Operations:
Net investment income	$333	$413	$9,868	$4,939	$3,447	$3,575
Net realized gains (losses) from investment transactions	(303)	1,426	(20,739)	24,586	(2,602)	300
Net change in unrealized appreciation/depreciation on investments	(2,924)	(2,409)	(31,991)	(10,732)	2,571	(3,967)
Change in net assets resulting from operations	(2,894)	(570)	(42,862)	18,793	3,416	(92)
Distributions to Shareholders:
From net investment income:
Class A Shares	(84)	(59)	(862)	(378)	(541)	(611)
Class B Shares	—	—	—	—	—	(1)
Class C Shares	(9)	(4)	(22)	(20)	(85)	(84)
Class I Shares	(4)	— (a)	(4,210)	(3,446)	—	—
Class K Shares	—	—	—	—	—	(68)
Class R6 Shares (b)	(32)	—	(85)	(43)	(64)	(14)
Class Y Shares	(257)	(250)	(2,183)	(2,089)	(2,994)	(2,256)
From net realized gains:
Class A Shares	—	—	(1,144)	—	—	—
Class C Shares	—	—	(70)	—	—	—
Class I Shares	—	—	(4,244)	—	—	—
Class R6 Shares	—	—	(95)	—	—	—
Class Y Shares	—	—	(2,445)	—	—	—
Change in net assets resulting from distributions to shareholders	(386)	(313)	(15,360)	(5,976)	(3,684)	(3,034)
Change in net assets resulting from capital transactions	(4,389)	(152)	326,504	169,237	(12,321)	23,802
Capital Contribution from Prior Custodian, Net (See Note 7)	158	—	—	—	56	—
Change in net assets	(7,511)	(1,035)	268,282	182,054	(12,533)	20,676
Net Assets:
Beginning of period	28,034	29,069	568,196	386,142	112,858	92,182
End of period	$20,523	$28,034	$836,478	$568,196	$100,325	$112,858
Accumulated undistributed net investment income	$186	$70	$3,992	$1,275	$1,495	$1,281

(a)  Rounds to less than $1

(b)  Class R6 Shares for Trivalent International Fund-Core Equity and INCORE Total Return Bond Fund commenced operations on March 4, 2015.

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		INCORE Total Return Bond Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Capital Transactions:
Class A Shares
Proceeds from shares issued	$1,014	$636	$73,001	$54,020	$1,252	$2,977
Distributions reinvested	68	48	1,808	292	436	482
Cost of shares redeemed	(1,555)	(775)	(54,377)	(11,648)	(4,279)	(8,687)
Total Class A Shares	$(473)	$(91)	$20,432	$42,664	$(2,591)	$(5,228)
Class B Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$— (a)
Distributions reinvested	—	—	—	—	—	1
Cost of shares redeemed	—	—	—	—	—	(337)
Total Class B Shares	$—	$—	$—	$—	$—	$(336)
Class C Shares
Proceeds from shares issued	$122	$196	$2,692	$2,814	$454	$393
Distributions reinvested	5	2	83	16	62	57
Cost of shares redeemed	(155)	(240)	(887)	(617)	(853)	(1,678)
Total Class C Shares	$(28)	$(42)	$1,888	$2,213	$(337)	$(1,228)
Class I Shares
Proceeds from shares issued	$48	$246	$121,469	$92,233	$—	$—
Distributions reinvested	4	— (a)	2,916	561	—	—
Cost of shares redeemed	(78)	—	(29,003)	(8,040)	—	—
Total Class I Shares	$(26)	$246	$95,382	$84,754	$—	$—
Class K Shares
Proceeds from shares issued	$—	$—	$—	$—	$—	$35
Distributions reinvested	—	—	—	—	—	29
Cost of shares redeemed	—	—	—	—	—	(8,213)
Total Class K Shares	$—	$—	$—	$—	$—	$(8,149)
Class R6 Shares (b)
Proceeds from shares issued	$567	$1,853	$10,966	$5,924	$1,562	$1,502
Distributions reinvested	32	—	180	43	63	14
Cost of shares redeemed	(541)	(66)	(2,919)	(1,258)	(625)	(68)
Total Class R6 Shares	$58	$1,787	$8,227	$4,709	$1,000	$1,448
Class Y Shares
Proceeds from shares issued	$1,189	$1,141	$263,875	$108,763	$3,579	$46,756
Distributions reinvested	235	236	4,026	1,952	2,494	1,985
Cost of shares redeemed	(5,344)	(3,429)	(67,326)	(75,818)	(16,466)	(11,446)
Total Class Y Shares	$(3,920)	$(2,052)	$200,575	$34,897	$(10,393)	$37,295
Change in net assets resulting from capital transactions	$(4,389)	$(152)	$326,504	$169,237	$(12,321)	$23,802

(a)  Rounds to less than $1.

(b)  Class R6 Shares for Trivalent International Fund-Core Equity and INCORE Total Return Bond Fund commenced operations on March 4, 2015.

(continues on next page)

See notes to financial statements.

Victory Portfolios  Statements of Changes in Net Assets

(Amounts in Thousands)  (continued)

	Trivalent International Fund-Core Equity		Trivalent International Small-Cap Fund		INCORE Total Return Bond Fund
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2016	Year Ended June 30, 2015
Share Transactions:
Class A Shares
Issued	154	91	6,512	4,711	130	298
Reinvested	11	7	161	28	45	48
Redeemed	(247)	(112)	(5,091)	(1,043)	(443)	(868)
Total Class A Shares	(82)	(14)	1,582	3,696	(268)	(522)
Class B Shares
Issued	—	—	—	—	—	— (a)
Reinvested	—	—	—	—	—	— (a)
Redeemed	—	—	—	—	—	(34)
Total Class B Shares	—	—	—	—	—	(34)
Class C Shares
Issued	20	28	245	248	47	38
Reinvested	1	— (a)	8	2	6	6
Redeemed	(24)	(34)	(83)	(57)	(88)	(166)
Total Class C Shares	(3)	(6)	170	193	(35)	(122)
Class I Shares
Issued	8	35	10,981	7,872	—	—
Reinvested	1	—	259	53	—	—
Redeemed	(13)	—	(2,634)	(711)	—	—
Total Class I Shares	(4)	35	8,606	7,214	—	—
Class K Shares
Issued	—	—	—	—	—	3
Reinvested	—	—	—	—	—	3
Redeemed	—	—	—	—	—	(821)
Total Class K Shares	—	—	—	—	—	(815)
Class R6 Shares (b)
Issued	88	257	1,002	533	164	150
Reinvested	5	—	16	4	7	1
Redeemed	(87)	(9)	(270)	(113)	(65)	(7)
Total Class R6 Shares	6	248	748	424	106	144
Class Y Shares
Issued	193	162	25,012	9,615	369	4,668
Reinvested	37	36	358	184	259	198
Redeemed	(827)	(494)	(6,194)	(6,822)	(1,711)	(1,143)
Total Class Y Shares	(597)	(296)	19,176	2,977	(1,083)	3,723
Change in Shares	(680)	(33)	30,282	14,504	(1,280)	2,374

(a)  Rounds to less than 1.

(b)  Class R6 Shares for Trivalent International Fund-Core Equity and INCORE Total Return Bond Fund commenced operations on March 4, 2015.

See notes to financial statements.

  Statement of Cash Flows

Victory Portfolios  For the Year Ended June 30, 2016

(Amounts in Thousands)

INCORE Total Return Bond Fund
Increase (Decrease) in Cash — Cash Flows from Operating Activities:
Net increase in net assets from operations	$3,416
Adjustments to reconcile net assets from operations to net cash used in operating activities:
Purchases of investments	(506,623)
Proceeds from disposition and paydowns of investments	526,282
Net purchases, sales and maturities of short-term investments	6,614
Net amortization/accretion on investments	325
Deposits with brokers for futures contracts	184
Interest and dividends receivable	30
Receivable from Adviser	13
Receivable from Prior Custodian, Net (See Note 7)	(164)
Receivable from investments sold	(126)
Prepaids and other assets	(1)
Payments for futures contracts transactions	(811)
Payable for investments purchased	(33,670)
Reimbursement due to Adviser (See Note 7)	108
Payable for deferred mortgage dollar rolls	15
Payable for investment advisory fees	(3)
Payable for custodian fees	3
Payable for distribution fees	(1)
Payable for transfer agent fees	17
Payable for trustee fees	(7)
Accounts payable and accrued expenses	(11)
Net realized loss from investments	2,602
Change in unrealized appreciation/depreciation from investments	(2,571)
Net cash used in operating activities	(4,379)
Cash Flows from Financing Activities:
Payments for mortgage dollar rolls purchases	45,170
Proceeds on mortgage dollar roll sales	(28,083)
Capital Contribution from Prior Custodian, Net (See Note 7)	57
Proceeds from shares sold	6,849
Payments on shares redeemed	(18,985)
Cash dividends paid (excluding reinvest of dividends of $3,055)	(629)
Net cash provided by financing activities	4,379
Net change in cash and cash equivalents	—
Cash at beginning of year	—
Cash at end of year	$—

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Discovery Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$38.13		$37.51	$35.12	$32.55	$30.53
Investment Activities:
Net investment loss (a)	(0.09)		(0.24)	(0.38)	(0.15)	(0.34)
Net realized and unrealized gains (losses) on investments	(2.73)		4.22	8.01	7.92	2.36
Total from Investment Activities	(2.82)		3.98	7.63	7.77	2.02
Distributions to Shareholders:
Net realized gains from investments	(2.65)		(3.36)	(5.24)	(5.20)	—
Total Distributions to Shareholders	(2.65)		(3.36)	(5.24)	(5.20)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$32.71		$38.13	$37.51	$35.12	$32.55
Total Return (excludes sales charge)	(7.34	)%(c)	11.32%	21.75%	27.36%	6.62%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$48,759		$60,621	$82,905	$62,982	$49,064
Ratio of net expenses to average net assets	1.60%		1.70%	1.83%	1.93%	2.04%
Ratio of net investment loss to average net assets	(0.27)%		(0.66)%	(1.00)%	(0.47)%	(1.15)%
Portfolio turnover (d)	42%		38%	62%	58%	56%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Discovery Fund
	Class C Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$30.85		$31.20	$30.16	$28.84	$27.26
Investment Activities:
Net investment loss (a)	(0.28)		(0.43)	(0.55)	(0.35)	(0.49)
Net realized and unrealized gains (losses) on investments	(2.21)		3.44	6.83	6.87	2.07
Total from Investment Activities	(2.49)		3.01	6.28	6.52	1.58
Distributions to Shareholders:
Net realized gains from investments	(2.65)		(3.36)	(5.24)	(5.20)	—
Total Distributions to Shareholders	(2.65)		(3.36)	(5.24)	(5.20)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$25.76		$30.85	$31.20	$30.16	$28.84
Total Return (excludes contingent deferred sales charge)	(8.04	)%(c)	10.41%	20.86%	26.43%	5.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$14,096		$16,989	$17,532	$13,767	$12,220
Ratio of net expenses to average net assets	2.38%		2.50%	2.58%	2.69%	2.79%
Ratio of net investment loss to average net assets	(1.05)%		(1.45)%	(1.75)%	(1.22)%	(1.90)%
Portfolio turnover (d)	42%		38%	62%	58%	56%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Discovery Fund
	Class R Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$37.21		$36.81	$34.63	$32.23	$30.31
Investment Activities:
Net investment loss (a)	(0.24)		(0.36)	(0.46)	(0.24)	(0.41)
Net realized and unrealized gains (losses) on investments	(2.66)		4.12	7.88	7.84	2.33
Total from Investment Activities	(2.90)		3.76	7.42	7.60	1.92
Distributions to Shareholders:
Net realized gains from investments	(2.65)		(3.36)	(5.24)	(5.20)	—
Total Distributions to Shareholders	(2.65)		(3.36)	(5.24)	(5.20)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$31.71		$37.21	$36.81	$34.63	$32.23
Total Return	(7.76	)%(c)	10.88%	21.46%	27.09%	6.33%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,696		$1,232	$921	$355	$251
Ratio of net expenses to average net assets	2.08%		2.08%	2.08%	2.18%	2.30%
Ratio of net investment loss to average net assets	(0.75)%		(1.00)%	(1.24)%	(0.75)%	(1.41)%
Ratio of gross expenses to average net assets (d)	2.39%		2.75%	2.08%	2.18%	2.30%
Portfolio turnover (e)	42%		38%	62%	58%	56%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Discovery Fund
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$40.52		$39.55	$36.72	$33.72	$31.55
Investment Activities:
Net investment loss (a)	(0.01)		(0.15)	(0.29)	(0.07)	(0.27)
Net realized and unrealized gains (losses) on investments	(2.89)		4.48	8.36	8.27	2.44
Total from Investment Activities	(2.90)		4.33	8.07	8.20	2.17
Distributions to Shareholders:
Net realized gains from investments	(2.65)		(3.36)	(5.24)	(5.20)	—
Total Distributions to Shareholders	(2.65)		(3.36)	(5.24)	(5.20)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$35.02		$40.52	$39.55	$36.72	$33.72
Total Return	(7.10	)%(c)	11.60%	22.08%	27.68%	6.88%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,622		$36,217	$22,279	$12,107	$12,273
Ratio of net expenses to average net assets	1.35%		1.45%	1.58%	1.69%	1.79%
Ratio of net investment loss to average net assets	(0.03)%		(0.39)%	(0.75)%	(0.20)%	(0.89)%
Portfolio turnover (d)	42%		38%	62%	58%	56%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.16% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.54		$15.83	$12.59	$9.82	$10.00
Investment Activities:
Net investment income (loss) (b)	0.07		(0.02)	(0.04)	(0.02)	0.02
Net realized and unrealized gains (losses) on investments	(0.01	)(c)	0.16	3.56	2.80	(0.19)
Total from Investment Activities	0.06		0.14	3.52	2.78	(0.17)
Distributions to Shareholders:
Net investment income	(0.04)		—	—	(0.01)	(0.01)
Net realized gains from investments	(0.13)		(0.43)	(0.28)	—	—
Total Distributions to Shareholders	(0.17)		(0.43)	(0.28)	(0.01)	(0.01)
Net Asset Value, End of Period	$15.43		$15.54	$15.83	$12.59	$9.82
Total Return (excludes sales charge) (d)	0.41%		0.84%	28.20%	28.37%	(1.70)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$11,086		$10,396	$4,283	$434	$107
Ratio of net expenses to average net assets (e)	1.50%		1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (e)	0.44%		(0.14)%	(0.27)%	(0.20)%	0.22%
Ratio of gross expenses to average net assets (e) (f)	1.63%		2.10%	4.75%	9.29%	113.21%
Portfolio turnover (d) (g)	71%		58%	51%	82%	46%

(a)  Class A Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

Integrity Mid-Cap Value Fund
Class R6 Shares
Period Ended June 30, 2016(a)
Net Asset Value, Beginning of Period	$14.38
Investment Activities:
Net investment income (b)	0.06
Net realized and unrealized gains on investments	1.30
Total from Investment Activities	1.36
Distributions to Shareholders:
Net investment income	(0.08)
Net realized gains from investments	(0.13)
Total Distributions to Shareholders	(0.21)
Net Asset Value, End of Period	$15.53
Total Return (c)	9.50%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$726
Ratio of net expenses to average net assets (d)	1.04%
Ratio of net investment income to average net assets (d)	0.75%
Ratio of gross expenses to average net assets (d) (e)	3.10%
Portfolio turnover (c) (f)	71%

(a)  Class R6 Shares of the Fund commenced operations on December 15, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$15.65		$15.89	$12.61	$9.83	$10.00
Investment Activities:
Net investment income (loss) (b)	0.13		0.01	(0.01)	0.01	0.06
Net realized and unrealized gains (losses) on investments	(0.02	)(c)	0.18	3.57	2.81	(0.21)
Total from Investment Activities	0.11		0.19	3.56	2.82	(0.15)
Distributions to Shareholders:
Net investment income	(0.05)		—	—	(0.04)	(0.02)
Net realized gains from investments	(0.13)		(0.43)	(0.28)	—	—
Total Distributions to Shareholders	(0.18)		(0.43)	(0.28)	(0.04)	(0.02)
Net Asset Value, End of Period	$15.58		$15.65	$15.89	$12.61	$9.83
Total Return (d)	0.73%		1.15%	28.48%	28.76%	(1.48)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$8,442		$4,507	$3,133	$2,630	$1,723
Ratio of net expenses to average net assets (e)	1.15%		1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (e)	0.85%		0.08%	(0.09)%	0.13%	0.58%
Ratio of gross expenses to average net assets (e) (f)	1.15%		1.75%	4.80%	9.68%	28.48%
Portfolio turnover (d) (g)	71%		58%	51%	82%	46%

(a)  Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$33.48	$32.77	$25.95	$20.17	$20.84
Investment Activities:
Net investment income (loss) (a)	0.01	(0.03)	(0.13)	0.05	—	(b)
Net realized and unrealized gains (losses) on investments	(2.31)	0.74	6.97	5.73	(0.67)
Total from Investment Activities	(2.30)	0.71	6.84	5.78	(0.67)
Distributions to Shareholders:
Net investment income	—	—	(0.02)	—	—
Net realized gains from investments	(0.46)	—	—	—	—
Total Distributions to Shareholders	(0.46)	—	(0.02)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	—	(b)
Net Asset Value, End of Period	$30.72	$33.48	$32.77	$25.95	$20.17
Total Return (excludes sales charge)	(6.87)%	2.17%	26.36%	28.66%	(3.21)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$216,492	$246,351	$168,289	$106,502	$94,305
Ratio of net expenses to average net assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets	0.04%	(0.08)%	(0.44)%	0.22%	—	%(c)
Ratio of gross expenses to average net assets (d)	1.57%	1.53%	1.52%	1.59%	1.63%
Portfolio turnover (e)	47%	38%	92%	57%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Amount is less than 0.005%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class C Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$30.45	$30.03	$23.94	$18.75	$19.51
Investment Activities:
Net investment loss (a)	(0.19)	(0.25)	(0.33)	(0.10)	(0.13)
Net realized and unrealized gains (losses) on investments	(2.11)	0.67	6.42	5.29	(0.63)
Total from Investment Activities	(2.30)	0.42	6.09	5.19	(0.76)
Distributions to Shareholders:
Net realized gains from investments	(0.46)	—	—	—	—
Total Distributions to Shareholders	(0.46)	—	—	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$27.69	$30.45	$30.03	$23.94	$18.75
Total Return (excludes contingent deferred sales charge)	(7.56)%	1.40%	25.44%	27.68%	(3.90)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$27,987	$28,090	$25,035	$18,642	$17,761
Ratio of net expenses to average net assets	2.22%	2.25%	2.25%	2.25%	2.25%
Ratio of net investment loss to average net assets	(0.68)%	(0.85)%	(1.20)%	(0.49)%	(0.73)%
Ratio of gross expenses to average net assets (c)	2.22%	2.25%	2.28%	2.34%	2.39%
Portfolio turnover (d)	47%	38%	92%	57%	51%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class R Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$33.00	$32.29	$25.61	$19.96	$20.67
Investment Activities:
Net investment loss (a)	(0.06)	(0.12)	(0.21)	(0.02)	(0.05)
Net realized and unrealized gains (losses) on investments	(2.37)	0.83	6.89	5.67	(0.66)
Total from Investment Activities	(2.43)	0.71	6.68	5.65	(0.71)
Distributions to Shareholders:
Net realized gains from investments	(0.46)	—	—	—	—
Total Distributions to Shareholders	(0.46)	—	—	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$30.11	$33.00	$32.29	$25.61	$19.96
Total Return	(7.36)%	2.20%	26.08%	28.31%	(3.43)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,042	$11,850	$5,350	$651	$496
Ratio of net expenses to average net assets	1.75%	1.75%	1.75%	1.75%	1.75%
Ratio of net investment loss to average net assets	(0.19)%	(0.37)%	(0.70)%	(0.11)%	(0.27)%
Ratio of gross expenses to average net assets (c)	1.96%	2.02%	1.75%	1.83%	1.89%
Portfolio turnover (d)	47%	38%	92%	57%	51%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$34.31	$33.43	$26.41	$20.46	$18.96
Investment Activities:
Net investment income (loss) (b)	0.18	0.13	(0.01)	0.09	0.01
Net realized and unrealized gains (losses) on investments	(2.38)	0.75	7.11	5.86	1.49
Total from Investment Activities	(2.20)	0.88	7.10	5.95	1.50
Distributions to Shareholders:
Net investment income	(0.05)	—	(0.08)	— (c)	—
Net realized gains from investments	(0.46)	—	—	—	—
Total Distributions to Shareholders	(0.51)	—	(0.08)	— (c)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (c)	—	—	—	—
Net Asset Value, End of Period	$31.60	$34.31	$33.43	$26.41	$20.46
Total Return (d)	(6.41)%	2.63%	26.89%	29.11%	7.91%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$608,927	$423,831	$286,897	$19,560	$27
Ratio of net expenses to average net assets (e)	1.00%	1.04%	1.07%	1.13%	1.10%
Ratio of net investment income (loss) to average net assets (e)	0.57%	0.37%	(0.02)%	0.39%	0.42%
Ratio of gross expenses to average net assets (e) (f)	1.00%	1.04%	1.07%	1.14%	1.10%
Portfolio turnover (d) (g)	47%	38%	92%	57%	51%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$34.15	$33.33	$26.35	$20.46	$21.08
Investment Activities:
Net investment income (loss) (a)	0.13	0.07	(0.06)	0.12	0.06
Net realized and unrealized gains (losses) on investments	(2.37)	0.75	7.10	5.80	(0.68)
Total from Investment Activities	(2.24)	0.82	7.04	5.92	(0.62)
Distributions to Shareholders:
Net investment income	— (b)	—	(0.06)	(0.03)	—
Net realized gains from investments	(0.46)	—	—	—	—
Total Distributions to Shareholders	(0.46)	—	(0.06)	(0.03)	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$31.45	$34.15	$33.33	$26.35	$20.46
Total Return	(6.54)%	2.46%	26.72%	28.94%	(2.94)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$981,741	$726,193	$537,362	$300,839	$202,198
Ratio of net expenses to average net assets	1.15%	1.20%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets	0.40%	0.22%	(0.19)%	0.50%	0.28%
Ratio of gross expenses to average net assets (c)	1.15%	1.20%	1.27%	1.33%	1.39%
Portfolio turnover (d)	47%	38%	92%	57%	51%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Integrity Small/Mid-Cap Value Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$14.08	$15.15	$12.18	$9.81	$10.00
Investment Activities:
Net investment income (loss) (b)	0.02	(0.05)	(0.08)	0.01	0.01
Net realized and unrealized gains (losses) on investments	(0.81)	(0.14)	3.27	2.39	(0.19)
Total from Investment Activities	(0.79)	(0.19)	3.19	2.40	(0.18)
Distributions to Shareholders:
Net investment income	(0.03)	—	—	(0.03)	(0.01)
Net realized gains from investments	—	(0.88)	(0.22)	—	—
Total Distributions to Shareholders	(0.03)	(0.88)	(0.22)	(0.03)	(0.01)
Net Asset Value, End of Period	$13.26	$14.08	$15.15	$12.18	$9.81
Total Return (excludes sales charge) (c)	(5.59)%	(1.34)%	26.29%	24.52%	(1.83)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$716	$516	$511	$301	$185
Ratio of net expenses to average net assets (d)	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets (d)	0.13%	(0.35)%	(0.55)%	0.09%	0.11%
Ratio of gross expenses to average net assets (d) (e)	2.15%	3.71%	3.60%	36.42%	134.94%
Portfolio turnover (c) (f)	60%	57%	50%	58%	58%

(a)  Class A Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small/Mid-Cap Value Fund
	Class R6 Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$14.17	$14.41
Investment Activities:
Net investment income (b)	0.05	0.02
Net realized and unrealized losses on investments	(0.81)	(0.26)
Total from Investment Activities	(0.76)	(0.24)
Distributions to Shareholders:
Net investment income	(0.06)	—
Total Distributions to Shareholders	(0.06)	—
Net Asset Value, End of Period	$13.35	$14.17
Total Return (c)	(5.33)%	(1.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,381	$3,586
Ratio of net expenses to average net assets (d)	1.21%	1.21%
Ratio of net investment income to average net assets (d)	0.40%	0.48%
Ratio of gross expenses to average net assets (d) (e)	1.58%	3.21%
Portfolio turnover (c) (f)	60%	57%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Integrity Small/Mid-Cap Value Fund
	Class Y Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$14.16	$15.20	$12.19	$9.83	$10.00
Investment Activities:
Net investment income (loss) (b)	0.05	(0.01)	(0.04)	— (c)	0.03
Net realized and unrealized gains (losses) on investments	(0.81)	(0.15)	3.27	2.42	(0.18)
Total from Investment Activities	(0.76)	(0.16)	3.23	2.42	(0.15)
Distributions to Shareholders:
Net investment income	(0.05)	—	—	(0.06)	(0.02)
Net realized gains from investments	—	(0.88)	(0.22)	—	—
Total Distributions to Shareholders	(0.05)	(0.88)	(0.22)	(0.06)	(0.02)
Net Asset Value, End of Period	$13.35	$14.16	$15.20	$12.19	$9.83
Total Return (d)	(5.34)%	(1.14)%	26.60%	24.69%	(1.51)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$18,918	$18,821	$9,184	$6,969	$98
Ratio of net expenses to average net assets (e)	1.25%	1.25%	1.25%	1.25%	1.25%
Ratio of net investment income (loss) to average net assets (e)	0.37%	(0.04)%	(0.30)%	0.01%	0.34%
Ratio of gross expenses to average net assets (e) (f)	1.26%	1.70%	3.35%	4.93%	142.51%
Portfolio turnover (d) (g)	60%	57%	50%	58%	58%

(a)  Class Y Shares of the Fund commenced operations on July 1, 2011.

(b)  Per share net investment income (loss) has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Multi-Cap Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$44.91		$40.23	$30.81	$27.78	$29.44
Investment Activities:
Net investment income (loss) (a)	0.01		(0.12)	(0.15)	(0.01)	(0.10)
Net realized and unrealized gains (losses) on investments	(1.58)		4.93	9.57	3.04	(0.23)
Total from Investment Activities	(1.57)		4.81	9.42	3.03	(0.33)
Distributions to Shareholders:
Net realized gains from investments	(7.80)		(0.13)	—	—	(1.33)
Total Distributions to Shareholders	(7.80)		(0.13)	—	—	(1.33)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$35.58		$44.91	$40.23	$30.81	$27.78
Total Return (excludes sales charge)	(4.01	)%(c)	11.96%	30.57%	10.91%	(0.61)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$318,712		$378,192	$381,584	$333,869	$349,704
Ratio of net expenses to average net assets	1.46%		1.49%	1.63%	1.68%	1.68%
Ratio of net investment income (loss) to average net assets	0.03%		(0.28)%	(0.41)%	(0.03)%	(0.38)%
Portfolio turnover (d)	117%		118%	124%	93%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Multi-Cap Fund
	Class C Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$39.29		$35.50	$27.39	$24.89	$26.72
Investment Activities:
Net investment loss (a)	(0.27)		(0.41)	(0.37)	(0.20)	(0.28)
Net realized and unrealized gains (losses) on investments	(1.36)		4.33	8.48	2.70	(0.22)
Total from Investment Activities	(1.63)		3.92	8.11	2.50	(0.50)
Distributions to Shareholders:
Net realized gains from investments	(7.80)		(0.13)	—	—	(1.33)
Total Distributions to Shareholders	(7.80)		(0.13)	—	—	(1.33)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$29.90		$39.29	$35.50	$27.39	$24.89
Total Return (excludes contingent deferred sales charge)	(4.82	)%(c)	11.05%	29.61%	10.09%	(1.37)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$68,112		$81,474	$81,717	$70,994	$73,885
Ratio of net expenses to average net assets	2.28%		2.31%	2.38%	2.43%	2.43%
Ratio of net investment loss to average net assets	(0.79)%		(1.10)%	(1.16)%	(0.78)%	(1.13)%
Portfolio turnover (d)	117%		118%	124%	93%	82%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Multi-Cap Fund
	Class R Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$43.57		$39.18	$30.09	$27.20	$28.92
Investment Activities:
Net investment loss (a)	(0.16)		(0.27)	(0.22)	(0.08)	(0.16)
Net realized and unrealized gains (losses) on investments	(1.52)		4.79	9.31	2.97	(0.23)
Total from Investment Activities	(1.68)		4.52	9.09	2.89	(0.39)
Distributions to Shareholders:
Net realized gains from investments	(7.80)		(0.13)	—	—	(1.33)
Total Distributions to Shareholders	(7.80)		(0.13)	—	—	(1.33)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$34.13		$43.57	$39.18	$30.09	$27.20
Total Return	(4.43	)%(c)	11.51%	30.24%	10.63%	(0.84)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,276		$1,144	$800	$916	$752
Ratio of net expenses to average net assets	1.88%		1.88%	1.88%	1.93%	1.92%
Ratio of net investment loss to average net assets	(0.41)%		(0.65)%	(0.64)%	(0.27)%	(0.60)%
Ratio of gross expenses to average net assets (d)	2.48%		2.19%	1.88%	1.93%	1.92%
Portfolio turnover (e)	117%		118%	124%	93%	82%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Multi-Cap Fund
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$47.10		$42.05	$32.13	$28.90	$30.48
Investment Activities:
Net investment income (loss) (a)	0.20		0.02	(0.06)	0.07	(0.03)
Net realized and unrealized gains (losses) on investments	(1.68)		5.16	9.98	3.16	(0.22)
Total from Investment Activities	(1.48)		5.18	9.92	3.23	(0.25)
Distributions to Shareholders:
Net realized gains from investments	(7.80)		(0.13)	—	—	(1.33)
Total Distributions to Shareholders	(7.80)		(0.13)	—	—	(1.33)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.04		—	—	—	—
Short-term trading fees	—		—	—	—	— (b)
Net Asset Value, End of Period	$37.86		$47.10	$42.05	$32.13	$28.90
Total Return	(3.61	)%(c)	12.32%	30.87%	11.21%	(0.36)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$20,477		$25,409	$23,806	$19,994	$26,138
Ratio of net expenses to average net assets	1.01%		1.16%	1.38%	1.43%	1.42%
Ratio of net investment income (loss) to average net assets	0.47%		0.04%	(0.15)%	0.21%	(0.12)%
Portfolio turnover (d)	117%		118%	124%	93%	82%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.10% for the year ended June 30, 2016 (See Note 7).

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	S&P 500 Index Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$22.24		$22.75	$19.73	$18.88	$20.89
Investment Activities:
Net investment income (a)	0.34		0.31	0.27	0.28	0.25
Net realized and unrealized gains on investments	0.36		1.24	4.30	3.10	0.46
Total from Investment Activities	0.70		1.55	4.57	3.38	0.71
Distributions to Shareholders:
Net investment income	(0.35)		(0.32)	(0.28)	(0.27)	(0.25)
Net realized gains from investments	(2.07)		(1.74)	(1.27)	(2.26)	(2.47)
Total Distributions to Shareholders	(2.42)		(2.06)	(1.55)	(2.53)	(2.72)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.02		—	—	—	—
Net Asset Value, End of Period	$20.54		$22.24	$22.75	$19.73	$18.88
Total Return (excludes sales charge)	3.49	%(b)	6.76%	23.73%	19.77%	4.69%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$186,089		$205,737	$208,223	$194,601	$191,446
Ratio of net expenses to average net assets	0.58%		0.64%	0.73%	0.75%	0.80%
Ratio of net investment income to average net assets	1.66%		1.37%	1.28%	1.47%	1.30%
Ratio of gross expenses to average net assets (c)	0.58%		0.64%	0.83%	0.85%	0.90%
Portfolio turnover (d)	4%		4%	3%	5%	3%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	S&P 500 Index Fund
	Class R Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$22.23		$22.73	$19.71	$18.87	$20.88
Investment Activities:
Net investment income (a)	0.25		0.22	0.20	0.21	0.18
Net realized and unrealized gains on investments	0.35		1.24	4.30	3.09	0.46
Total from Investment Activities	0.60		1.46	4.50	3.30	0.64
Distributions to Shareholders:
Net investment income	(0.27)		(0.22)	(0.21)	(0.20)	(0.18)
Net realized gains from investments	(2.07)		(1.74)	(1.27)	(2.26)	(2.47)
Total Distributions to Shareholders	(2.34)		(1.96)	(1.48)	(2.46)	(2.65)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.02		—	—	—	—
Net Asset Value, End of Period	$20.51		$22.23	$22.73	$19.71	$18.87
Total Return	3.03	%(b)	6.35%	23.33%	19.31%	4.32%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,221		$14,423	$14,399	$13,050	$10,480
Ratio of net expenses to average net assets	1.02%		1.03%	1.08%	1.10%	1.16%
Ratio of net investment income to average net assets	1.23%		0.96%	0.94%	1.11%	0.94%
Portfolio turnover (c)	4%		4%	3%	5%	3%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	S&P 500 Index Fund
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$22.33		$22.83	$19.80	$18.94	$20.94
Investment Activities:
Net investment income (a)	0.39		0.36	0.31	0.31	0.27
Net realized and unrealized gains on investments	0.36		1.24	4.30	3.11	0.48
Total from Investment Activities	0.75		1.60	4.61	3.42	0.75
Distributions to Shareholders:
Net investment income	(0.39)		(0.36)	(0.31)	(0.30)	(0.28)
Net realized gains from investments	(2.07)		(1.74)	(1.27)	(2.26)	(2.47)
Total Distributions to Shareholders	(2.46)		(2.10)	(1.58)	(2.56)	(2.75)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.02		—	—	—	—
Net Asset Value, End of Period	$20.64		$22.33	$22.83	$19.80	$18.94
Total Return	3.74	%(b)	6.94%	23.88%	19.94%	4.89%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$35,777		$40,122	$36,863	$31,188	$17,104
Ratio of net expenses to average net assets	0.38%		0.45%	0.58%	0.59%	0.65%
Ratio of net investment income to average net assets	1.86%		1.57%	1.44%	1.61%	1.43%
Portfolio turnover (c)	4%		4%	3%	5%	3%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.09% for the year ended June 30, 2016 (See Note 7).

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$43.31	$43.91	$36.60	$29.99	$30.44
Investment Activities:
Net investment loss (a)	(0.08)	(0.12)	(0.17)	(0.01)	(0.08)
Net realized and unrealized gains (losses) on investments	(3.36)	4.35	8.27	6.62	(0.37)
Total from Investment Activities	(3.44)	4.23	8.10	6.61	(0.45)
Distributions to Shareholders:
Net investment income	—	— (b)	—	—	—
Net realized gains from investments	(3.88)	(4.83)	(0.79)	—	—
Total Distributions to Shareholders	(3.88)	(4.83)	(0.79)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$35.99	$43.31	$43.91	$36.60	$29.99
Total Return (excludes sales charge)	(7.94)%	10.03%	22.24%	22.04%	(1.48)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$970,418	$1,266,891	$1,457,999	$1,311,428	$1,231,903
Ratio of net expenses to average net assets	1.32%	1.32%	1.32%	1.33%	1.32%
Ratio of net investment loss to average net assets	(0.21)%	(0.27)%	(0.41)%	(0.04)%	(0.28)%
Ratio of gross expenses to average net assets (c)	1.34%	1.33%	1.32%	1.33%	1.32%
Portfolio turnover (d)	40%	27%	37%	25%	48%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class C Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$38.51	$39.81	$33.49	$27.65	$28.27
Investment Activities:
Net investment loss (a)	(0.29)	(0.38)	(0.43)	(0.24)	(0.28)
Net realized and unrealized gains (losses) on investments	(3.00)	3.91	7.54	6.08	(0.34)
Total from Investment Activities	(3.29)	3.53	7.11	5.84	(0.62)
Distributions to Shareholders:
Net investment income	—	— (b)	—	—	—
Net realized gains from investments	(3.88)	(4.83)	(0.79)	—	—
Total Distributions to Shareholders	(3.88)	(4.83)	(0.79)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$31.34	$38.51	$39.81	$33.49	$27.65
Total Return (excludes contingent deferred sales charge)	(8.58)%	9.26%	21.34%	21.12%	(2.19)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$200,199	$253,359	$247,748	$214,548	$198,296
Ratio of net expenses to average net assets	2.00%	2.02%	2.07%	2.08%	2.07%
Ratio of net investment loss to average net assets	(0.89)%	(0.96)%	(1.16)%	(0.79)%	(1.04)%
Portfolio turnover (c)	40%	27%	37%	25%	48%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class R Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$42.22	$43.02	$35.96	$29.54	$30.05
Investment Activities:
Net investment loss (a)	(0.17)	(0.22)	(0.26)	(0.09)	(0.15)
Net realized and unrealized gains (losses) on investments	(3.28)	4.25	8.11	6.51	(0.36)
Total from Investment Activities	(3.45)	4.03	7.85	6.42	(0.51)
Distributions to Shareholders:
Net realized gains from investments	(3.88)	(4.83)	(0.79)	—	—
Total Distributions to Shareholders	(3.88)	(4.83)	(0.79)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$34.89	$42.22	$43.02	$35.96	$29.54
Total Return	(8.19)%	9.76%	21.94%	21.73%	(1.70)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$39,928	$56,807	$63,454	$55,047	$52,931
Ratio of net expenses to average net assets	1.57%	1.57%	1.57%	1.58%	1.56%
Ratio of net investment loss to average net assets	(0.46)%	(0.51)%	(0.65)%	(0.28)%	(0.54)%
Ratio of gross expenses to average net assets (c)	1.62%	1.68%	1.57%	1.58%	1.56%
Portfolio turnover (d)	40%	27%	37%	25%	48%

(a)  Per share net investment loss has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class R6 Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net Asset Value, Beginning of Period	$45.11	$45.38	$37.66	$30.71	$28.95
Investment Activities:
Net investment income (b)	0.10	0.08	0.03	0.14	0.02
Net realized and unrealized gains (losses) on investments	(3.51)	4.51	8.49	6.81	1.74
Total from Investment Activities	(3.41)	4.59	8.52	6.95	1.76
Distributions to Shareholders:
Net investment income	—	(0.03)	(0.01)	—	—
Net realized gains from investments	(3.88)	(4.83)	(0.79)	—	—
Total Distributions to Shareholders	(3.88)	(4.86)	(0.80)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (c)	—	—	—	—
Net Asset Value, End of Period	$37.82	$45.11	$45.38	$37.66	$30.71
Total Return (d)	(7.54)%	10.51%	22.75%	22.63%	6.08%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$752,971	$735,002	$478,718	$72,090	$53
Ratio of net expenses to average net assets (e)	0.87%	0.89%	0.89%	0.89%	0.84%
Ratio of net investment income to average net assets (e)	0.25%	0.18%	0.08%	0.39%	0.65%
Ratio of gross expenses to average net assets (e) (f)	0.87%	0.90%	0.89%	0.89%	0.84%
Portfolio turnover (d) (g)	40%	27%	37%	25%	48%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Amount is less than $0.005 per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Mid-Cap Core Growth Fund
	Class Y Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$44.85	$45.22	$37.58	$30.71	$31.09
Investment Activities:
Net investment income (loss) (a)	0.02	(0.01)	(0.07)	0.07	(0.01)
Net realized and unrealized gains (losses) on investments	(3.48)	4.48	8.50	6.80	(0.37)
Total from Investment Activities	(3.46)	4.47	8.43	6.87	(0.38)
Distributions to Shareholders:
Net investment income	—	(0.01)	—	—	—
Net realized gains from investments	(3.88)	(4.83)	(0.79)	—	—
Total Distributions to Shareholders	(3.88)	(4.84)	(0.79)	—	—
Capital Contributions from Prior Custodian, Net (See Note 7)	— (b)	—	—	—	—
Short-term trading fees	—	—	—	—	— (b)
Net Asset Value, End of Period	$37.51	$44.85	$45.22	$37.58	$30.71
Total Return	(7.71)%	10.29%	22.55%	22.37%	(1.22)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,965,306	$4,026,757	$4,021,165	$3,605,966	$3,018,188
Ratio of net expenses to average net assets	1.06%	1.07%	1.07%	1.08%	1.06%
Ratio of net investment income (loss) to average net assets	0.05%	(0.01)%	(0.16)%	0.21%	(0.04)%
Ratio of gross expenses to average net assets (c)	1.06%	1.08%	1.07%	1.08%	1.06%
Portfolio turnover (d)	40%	27%	37%	25%	48%

(a)  Per share net investment income (loss) has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights

For a Share Outstanding Throughout Each Period

	Munder Small Cap Growth Fund
	Class A Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.47	$10.00
Investment Activities:
Net investment loss (b)	(0.07)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.81)	0.48
Total from Investment Activities	(1.88)	0.47
Net Asset Value, End of Period	$8.59	$10.47
Total Return (excludes sales charge) (c)	(17.96)%	4.70%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$49	$52
Ratio of net expenses to average net assets (d)	1.40%	1.40%
Ratio of net investment loss to average net assets (d)	(0.73)%	(0.50)%
Ratio of gross expenses to average net assets (d) (e)	11.23%	7.95%
Portfolio turnover (c) (f)	55%	6%

(a)  Class A Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Small Cap Growth Fund
	Class I Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.48	$10.00
Investment Activities:
Net investment loss (b)	(0.05)	— (c)
Net realized and unrealized gains (losses) on investments	(1.81)	0.48
Total from Investment Activities	(1.86)	0.48
Net Asset Value, End of Period	$8.62	$10.48
Total Return (d)	(17.75)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,337	$4,346
Ratio of net expenses to average net assets (e)	1.15%	1.15%
Ratio of net investment loss to average net assets (e)	(0.51)%	(0.23)%
Ratio of gross expenses to average net assets (e) (f)	2.49%	1.28%
Portfolio turnover (d) (g)	55%	6%

(a)  Class I Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Amount is less than $(0.005) per share.

(d)  Not annualized for periods less than one year.

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios  Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Munder Small Cap Growth Fund
	Class Y Shares
	Year Ended June 30, 2016	Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$10.48	$10.00
Investment Activities:
Net investment loss (b)	(0.05)	(0.01)
Net realized and unrealized gains (losses) on investments	(1.82)	0.49
Total from Investment Activities	(1.87)	0.48
Net Asset Value, End of Period	$8.61	$10.48
Total Return (c)	(17.84)%	4.80%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$43	$52
Ratio of net expenses to average net assets (d)	1.25%	1.25%
Ratio of net investment loss to average net assets (d)	(0.59)%	(0.35)%
Ratio of gross expenses to average net assets (d) (e)	13.34%	7.70%
Portfolio turnover (c) (f)	55%	6%

(a)  Class Y Shares of the Fund commenced operations on May 1, 2015.

(b)  Per share net investment loss has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent Emerging Markets Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$11.48	$11.39	$10.00
Investment Activities:
Net investment income (b)	0.10	0.07	0.09
Net realized and unrealized gains (losses) on investments	(1.13)	0.08	1.35
Total from Investment Activities	(1.03)	0.15	1.44
Distributions to Shareholders:
Net investment income	(0.05)	(0.06)	(0.05)
Total Distributions to Shareholders	(0.05)	(0.06)	(0.05)
Net Asset Value, End of Period	$10.40	$11.48	$11.39
Total Return (excludes sales charge) (c)	(8.93)%	1.35%	14.45%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$278	$361	$236
Ratio of net expenses to average net assets (d)	1.73%	1.73%	1.73%
Ratio of net investment income to average net assets (d)	0.95%	0.62%	0.82%
Ratio of gross expenses to average net assets (d) (e)	1.74%	7.74%	13.77%
Portfolio turnover (c) (f)	104%	97%	106%

(a)  Class A Shares of the Fund commenced operations on July 2, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent Emerging Markets Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Period Ended June 30, 2014(a)
Net Asset Value, Beginning of Period	$11.51	$11.41	$10.00
Investment Activities:
Net investment income (b)	0.13	0.11	0.12
Net realized and unrealized gains (losses) on investments	(1.13)	0.06	1.35
Total from Investment Activities	(1.00)	0.17	1.47
Distributions to Shareholders:
Net investment income	(0.08)	(0.07)	(0.06)
Total Distributions to Shareholders	(0.08)	(0.07)	(0.06)
Net Asset Value, End of Period	$10.43	$11.51	$11.41
Total Return (c)	(8.69)%	1.54%	14.79%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,671	$3,877	$2,211
Ratio of net expenses to average net assets (d)	1.48%	1.48%	1.48%
Ratio of net investment income to average net assets (d)	1.29%	1.00%	1.10%
Ratio of gross expenses to average net assets (d) (e)	2.40%	4.90%	13.11%
Portfolio turnover (c) (f)	104%	97%	106%

(a)  Class Y Shares of the Fund commenced operations on July 3, 2013.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$7.01		$7.21		$6.11	$5.61	$7.09
Investment Activities:
Net investment income (a)	0.08		0.09		0.10	0.12	0.12
Net realized and unrealized gains (losses) on investments	(0.86)		(0.22)		1.36	0.95	(1.27)
Total from Investment Activities	(0.78)		(0.13)		1.46	1.07	(1.15)
Distributions to Shareholders:
Net investment income	(0.10)		(0.07)		(0.15)	(0.50)	(0.33)
Net realized gains from investments	—		—		(0.21)	(0.07)	—
Total Distributions to Shareholders	(0.10)		(0.07)		(0.36)	(0.57)	(0.33)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—		—	—	—
Net Asset Value, End of Period	$6.18		$7.01		$7.21	$6.11	$5.61
Total Return (excludes sales charge)	(10.43	)%(b)	(1.72)%		24.25%	19.59%	(15.88)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$4,687		$5,885		$6,156	$6,541	$184
Ratio of net expenses to average net assets	1.47%		1.48	%(c)	1.47%	1.47%	1.47%
Ratio of net investment income to average net assets	1.31%		1.33%		1.48%	1.87%	1.99%
Ratio of gross expenses to average net assets (d)	1.80%		2.25%		2.46%	2.95%	5.78%
Portfolio turnover (e)	61%		61%		61%	108%	84%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets of the year is 1.47%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class C Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$6.96		$7.16		$6.06	$5.57	$7.05
Investment Activities:
Net investment income (a)	0.04		0.04		0.05	0.08	0.05
Net realized and unrealized gains (losses) on investments	(0.86)		(0.22)		1.36	0.93	(1.24)
Total from Investment Activities	(0.82)		(0.18)		1.41	1.01	(1.19)
Distributions to Shareholders:
Net investment income	(0.05)		(0.02)		(0.10)	(0.45)	(0.29)
Net realized gains from investments	—		—		(0.21)	(0.07)	—
Total Distributions to Shareholders	(0.05)		(0.02)		(0.31)	(0.52)	(0.29)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—		—	—	—
Net Asset Value, End of Period	$6.14		$6.96		$7.16	$6.06	$5.57
Total Return (excludes contingent deferred sales charge)	(11.08	)%(b)	(2.50)%		23.50%	18.60%	(16.63)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,111		$1,283		$1,361	$1,266	$16
Ratio of net expenses to average net assets	2.22%		2.23	%(c)	2.22%	2.22%	2.22%
Ratio of net investment income to average net assets	0.63%		0.57%		0.74%	1.22%	0.82%
Ratio of gross expenses to average net assets (d)	2.33%		3.64%		3.21%	3.69%	6.57%
Portfolio turnover (e)	61%		61%		61%	108%	84%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 2.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class I Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$7.03		$7.22		$6.12	$5.61	$7.10
Investment Activities:
Net investment income (a)	0.11		0.28		0.14	0.13	0.11
Net realized and unrealized gains (losses) on investments	(0.85)		(0.37)		1.36	0.98	(1.24)
Total from Investment Activities	(0.74)		(0.09)		1.50	1.11	(1.13)
Distributions to Shareholders:
Net investment income	(0.14)		(0.10)		(0.19)	(0.53)	(0.36)
Net realized gains from investments	—		—		(0.21)	(0.07)	—
Total Distributions to Shareholders	(0.14)		(0.10)		(0.40)	(0.60)	(0.36)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—		—	—	—
Net Asset Value, End of Period	$6.20		$7.03		$7.22	$6.12	$5.61
Total Return	(9.92	)%(b)	(1.24)%		24.84%	20.45%	(15.55)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$192		$246		$1	$1	$6,001
Ratio of net expenses to average net assets	0.96%		0.98	%(c)	0.96%	0.96%	0.96%
Ratio of net investment income to average net assets	1.78%		3.96%		2.07%	2.19%	1.90%
Ratio of gross expenses to average net assets (d)	4.02%		8.04%		2.08%	5.63%	3.69%
Portfolio turnover (e)	61%		61%		61%	108%	84%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 0.96%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class R6 Shares
	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$7.03		$6.94
Investment Activities:
Net investment income (b)	0.12		0.10
Net realized and unrealized losses on investments	(0.86)		(0.01)
Total from Investment Activities	(0.74)		0.09
Distributions to Shareholders:
Net investment income	(0.13)		—
Total Distributions to Shareholders	(0.13)		—
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—
Net Asset Value, End of Period	$6.21		$7.03
Total Return (c)	(9.86	)%(d)	1.30%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$1,575		$1,743
Ratio of net expenses to average net assets (e)	0.96%		0.98	%(f)
Ratio of net investment income to average net assets (e)	1.86%		4.22%
Ratio of gross expenses to average net assets (e) (g)	2.19%		2.70%
Portfolio turnover (c) (h)	61%		61%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 7).

(e)  Annualized for periods less than one year.

(f)  The Fund paid overdraft fees. Excluding these fees, the ratio of the net expenses to average net assets for the year is 0.96%

(g)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(h)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Fund-Core Equity
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$7.00		$7.21		$6.11	$5.61	$7.09
Investment Activities:
Net investment income (a)	0.10		0.11		0.12	0.13	0.12
Net realized and unrealized gains (losses) on investments	(0.86)		(0.23)		1.36	0.95	(1.25)
Total from Investment Activities	(0.76)		(0.12)		1.48	1.08	(1.13)
Distributions to Shareholders:
Net investment income	(0.12)		(0.09)		(0.17)	(0.51)	(0.35)
Net realized gains from investments	—		—		(0.21)	(0.07)	—
Total Distributions to Shareholders	(0.12)		(0.09)		(0.38)	(0.58)	(0.35)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.05		—		—	—	—
Net Asset Value, End of Period	$6.17		$7.00		$7.21	$6.11	$5.61
Total Return	(10.19	)%(b)	(1.61)%		24.57%	19.91%	15.66%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$12,958		$18,877		$21,551	$19,111	$1,969
Ratio of net expenses to average net assets	1.22%		1.23	%(c)	1.22%	1.22%	1.22%
Ratio of net investment income to average net assets	1.53%		1.54%		1.75%	2.14%	2.00%
Ratio of gross expenses to average net assets (d)	1.28%		1.73%		2.21%	3.02%	5.53%
Portfolio turnover (e)	61%		61%		61%	108%	84%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.76% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, the Fund paid overdraft fees. Excluding these fees, the ratio of net expenses to average net assets for the year is 1.22%.

(d)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(e)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class A Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.86	$11.59	$8.89	$7.18	$8.36
Investment Activities:
Net investment income (a)	0.10	0.12	0.13	0.09	0.08
Net realized and unrealized gains (losses) on investments	(1.05)	0.28	2.73	1.73	(1.17)
Total from Investment Activities	(0.95)	0.40	2.86	1.82	(1.09)
Distributions to Shareholders:
Net investment income	(0.10)	(0.13)	(0.16)	(0.11)	(0.09)
Net realized gains from investments	(0.14)	—	—	—	—
Total Distributions to Shareholders	(0.24)	(0.13)	(0.16)	(0.11)	(0.09)
Net Asset Value, End of Period	$10.67	$11.86	$11.59	$8.89	$7.18
Total Return (excludes sales charge)	(8.13)%	3.62%	32.35%	25.49%	(12.90)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$78,511	$68,475	$24,062	$5,866	$2,804
Ratio of net expenses to average net assets	1.35%	1.35%	1.35%	1.66%	1.71%
Ratio of net investment income to average net assets	0.88%	1.08%	1.24%	1.05%	1.15%
Ratio of gross expenses to average net assets (b)	1.75%	1.71%	1.66%	1.87%	1.87%
Portfolio turnover (c)	85%	70%	54%	88%	67%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class C Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.62	$11.37	$8.73	$7.05	$8.22
Investment Activities:
Net investment income (a)	0.02	0.03	0.05	0.03	— (b)
Net realized and unrealized gains (losses) on investments	(1.04)	0.30	2.67	1.71	(1.11)
Total from Investment Activities	(1.02)	0.33	2.72	1.74	(1.11)
Distributions to Shareholders:
Net investment income	(0.04)	(0.08)	(0.08)	(0.06)	(0.06)
Net realized gains from investments	(0.14)	—	—	—	—
Total Distributions to Shareholders	(0.18)	(0.08)	(0.08)	(0.06)	(0.06)
Net Asset Value, End of Period	$10.42	$11.62	$11.37	$8.73	$7.05
Total Return (excludes contingent deferred sales charge)	(8.87)%	2.97%	31.28%	24.57%	(13.42)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$5,788	$4,472	$2,186	$307	$146
Ratio of net expenses to average net assets	2.10%	2.06%	2.10%	2.38%	2.46%
Ratio of net investment income to average net assets	0.22%	0.25%	0.47%	0.35%	0.07%
Ratio of gross expenses to average net assets (c)	2.36%	2.70%	2.41%	2.62%	2.68%
Portfolio turnover (d)	85%	70%	54%	88%	67%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  Amount is less than $0.005 per share.

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class I Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.93	$11.64	$8.94	$7.22	$8.40
Investment Activities:
Net investment income (a)	0.16	0.14	0.14	0.11	0.11
Net realized and unrealized gains (losses) on investments	(1.07)	0.32	2.77	1.76	(1.16)
Total from Investment Activities	(0.91)	0.46	2.91	1.87	(1.05)
Distributions to Shareholders:
Net investment income	(0.13)	(0.17)	(0.21)	(0.15)	(0.13)
Net realized gains from investments	(0.14)	—	—	—	—
Total Distributions to Shareholders	(0.27)	(0.17)	(0.21)	(0.15)	(0.13)
Net Asset Value, End of Period	$10.75	$11.93	$11.64	$8.94	$7.22
Total Return	(7.74)%	4.12%	32.75%	26.13%	(12.39)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$378,011	$316,834	$225,237	$151,237	$120,329
Ratio of net expenses to average net assets	0.95%	0.95%	0.95%	1.18%	1.20%
Ratio of net investment income to average net assets	1.41%	1.24%	1.29%	1.34%	1.54%
Ratio of gross expenses to average net assets (b)	1.18%	1.17%	1.26%	1.28%	1.27%
Portfolio turnover (c)	85%	70%	54%	88%	67%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class R6 Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30 2012(a)
Net Asset Value, Beginning of Period	$11.99	$11.69	$8.98	$7.19	$6.71
Investment Activities:
Net investment income (b)	0.17	0.17	0.19	0.17	0.01
Net realized and unrealized gains (losses) on investments	(1.10)	0.28	2.72	1.69	0.47
Total from Investment Activities	(0.93)	0.45	2.91	1.86	0.48
Distributions to Shareholders:
Net investment income	(0.12)	(0.15)	(0.20)	(0.07)	—
Net realized gains from investments	(0.14)	—	—	—	—
Total Distributions to Shareholders	(0.26)	(0.15)	(0.20)	(0.07)	—
Net Asset Value, End of Period	$10.80	$11.99	$11.69	$8.98	$7.19
Total Return (c)	(7.90)%	4.01%	32.58%	26.03%	7.15%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$13,179	$5,654	$559	$94	$27
Ratio of net expenses to average net assets (d)	1.10%	1.10%	1.10%	1.22%	1.25%
Ratio of net investment income to average net assets (d)	1.51%	1.49%	1.74%	2.02%	1.15%
Ratio of gross expenses to average net assets (d) (e)	1.30%	1.73%	1.27%	1.33%	1.25%
Portfolio turnover (c) (f)	85%	70%	54%	88%	67%

(a)  Class R6 Shares of the Fund commenced operations on June 1, 2012.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  Annualized for periods less than one year.

(e)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(f)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	Trivalent International Small-Cap Fund
	Class Y Shares
	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$11.89	$11.61	$8.90	$7.19	$8.37
Investment Activities:
Net investment income (a)	0.18	0.12	0.12	0.08	0.09
Net realized and unrealized gains (losses) on investments	(1.10)	0.31	2.78	1.76	(1.16)
Total from Investment Activities	(0.92)	0.43	2.90	1.84	(1.07)
Distributions to Shareholders:
Net investment income	(0.12)	(0.15)	(0.19)	(0.13)	(0.11)
Net realized gains from investments	(0.14)	—	—	—	—
Total Distributions to Shareholders	(0.26)	(0.15)	(0.19)	(0.13)	(0.11)
Net Asset Value, End of Period	$10.71	$11.89	$11.61	$8.90	$7.19
Total Return	(7.87)%	3.90%	32.75%	25.77%	(12.67)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$360,989	$172,761	$134,099	$85,886	$140,062
Ratio of net expenses to average net assets	1.10%	1.10%	1.10%	1.43%	1.46%
Ratio of net investment income to average net assets	1.64%	1.07%	1.15%	0.95%	1.29%
Ratio of gross expenses to average net assets (b)	1.37%	1.35%	1.44%	1.60%	1.63%
Portfolio turnover (c)	85%	70%	54%	88%	67%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(c)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

Victory Portfolios	Financial Highlights

For a Share Outstanding Throughout Each Period

	INCORE Total Return Bond Fund
	Class A Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$9.79		$10.08	$9.75	$9.93	$9.59
Investment Activities:
Net investment income (a)	0.29		0.36	0.35	0.28	0.37
Net realized and unrealized gains (losses) on investments	0.02		(0.36)	0.31	(0.15)	0.34
Total from Investment Activities	0.31		—	0.66	0.13	0.71
Distributions to Shareholders:
Net investment income	(0.32)		(0.29)	(0.33)	(0.31)	(0.37)
Total Distributions to Shareholders	(0.32)		(0.29)	(0.33)	(0.31)	(0.37)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$9.79		$9.79	$10.08	$9.75	$9.93
Total Return (excludes sales charge)	3.34	%(b)	(0.06)%	6.93%	1.24%	7.49%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$15,908		$18,529	$24,336	$26,071	$35,134
Ratio of net expenses to average net assets	0.85%		0.85%	0.85%	0.78%	0.65%
Ratio of net investment income to average net assets	3.04%		3.56%	3.57%	2.76%	3.83%
Ratio of gross expenses to average net assets (c)	1.08%		1.14%	1.21%	1.19%	1.19%
Portfolio turnover (d) (e)	423%		259%	262%	373%	362%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 62%, 98% , 64% and 110% for the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Total Return Bond Fund
	Class C Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$9.86		$10.15	$9.82	$10.00	$9.65
Investment Activities:
Net investment income (a)	0.22		0.28	0.29	0.20	0.31
Net realized and unrealized gains (losses) on investments	0.02		(0.36)	0.30	(0.15)	0.33
Total from Investment Activities	0.24		(0.08)	0.59	0.05	0.64
Distributions to Shareholders:
Net investment income	(0.25)		(0.21)	(0.26)	(0.23)	(0.29)
Total Distributions to Shareholders	(0.25)		(0.21)	(0.26)	(0.23)	(0.29)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$9.86		$9.86	$10.15	$9.82	$10.00
Total Return (excludes contingent deferred sales charge)	2.56	%(b)	(0.87)%	6.19%	0.48%	6.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$3,256		$3,601	$4,941	$7,270	$6,101
Ratio of net expenses to average net assets	1.60%		1.60%	1.60%	1.54%	1.40%
Ratio of net investment income to average net assets	2.29%		2.80%	2.89%	1.93%	3.12%
Ratio of gross expenses to average net assets (c)	2.00%		2.02%	1.96%	1.94%	1.94%
Portfolio turnover (d) (e)	423%		259%	262%	373%	362%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 62%, 98% , 64% and 110% for the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Total Return Bond Fund
	Class R6 Shares
	Year Ended June 30, 2016		Period Ended June 30, 2015(a)
Net Asset Value, Beginning of Period	$9.81		$10.02
Investment Activities:
Net investment income (b)	0.31		0.10
Net realized and unrealized gains (losses) on investments	0.02		(0.21)
Total from Investment Activities	0.33		(0.11)
Distributions to Shareholders:
Net investment income	(0.34)		(0.10)
Total Distributions to Shareholders	(0.34)		(0.10)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—
Net Asset Value, End of Period	$9.81		$9.81
Total Return (c)	3.60	%(d)	(1.16)%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$2,456		$1,418
Ratio of net expenses to average net assets (e)	0.58%		0.58%
Ratio of net investment income to average net assets (e)	3.25%		2.93%
Ratio of gross expenses to average net assets (e) (f)	1.59%		1.51%
Portfolio turnover (c) (g) (h)	423%		259%

(a)  Class R6 Shares of the Fund commenced operations on March 4, 2015.

(b)  Per share net investment income has been calculated using the average daily shares method.

(c)  Not annualized for periods less than one year.

(d)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(e)  Annualized for periods less than one year.

(f)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(g)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(h)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 62%, 98% , 64% and 110% for the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

See notes to financial statements.

Victory Portfolios	Financial Highlights — continued

For a Share Outstanding Throughout Each Period

	INCORE Total Return Bond Fund
	Class Y Shares
	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net Asset Value, Beginning of Period	$9.81		$10.10	$9.77	$9.95	$9.61
Investment Activities:
Net investment income (a)	0.32		0.36	0.38	0.30	0.40
Net realized and unrealized gains (losses) on investments	0.01		(0.34)	0.31	(0.15)	0.33
Total from Investment Activities	0.33		0.02	0.69	0.15	0.73
Distributions to Shareholders:
Net investment income	(0.34)		(0.31)	(0.36)	(0.33)	(0.39)
Total Distributions to Shareholders	(0.34)		(0.31)	(0.36)	(0.33)	(0.39)
Capital Contributions from Prior Custodian, Net (See Note 7)	0.01		—	—	—	—
Net Asset Value, End of Period	$9.81		$9.81	$10.10	$9.77	$9.95
Total Return	3.59	%(b)	0.18%	7.18%	1.49%	7.75%
Ratios/Supplemental Data:
Net Assets at end of period (000)	$78,705		$89,310	$54,345	$50,526	$51,897
Ratio of net expenses to average net assets	0.60%		0.60%	0.60%	0.53%	0.40%
Ratio of net investment income to average net assets	3.29%		3.59%	3.83%	2.93%	4.13%
Ratio of gross expenses to average net assets (c)	0.61%		0.71%	0.96%	0.94%	0.94%
Portfolio turnover (d) (e)	423%		259%	262%	373%	362%

(a)  Per share net investment income has been calculated using the average daily shares method.

(b)  The Fund is receiving monies related to a nonrecurring refund from the prior custodian. The corresponding impact to the total return was 0.05% for the year ended June 30, 2016 (See Note 7).

(c)  During the period, certain fees were reduced and/or reimbursed. If such fee reductions and/or reimbursements had not occurred, the ratios would have been as indicated.

(d)  Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(e)  The Portfolio turnover rates excluding mortgage dollar roll transactions were 64%, 62%, 98% , 64% and 110% for the years ended June 30, 2016, June 30, 2015, June 30, 2014, June 30, 2013 and June 30, 2012, respectively.

See notes to financial statements.

Notes to Financial Statements

Victory Portfolios  June 30, 2016

1.  Organization:

Victory Portfolios (the "Trust") was organized on December 6, 1995 as a Delaware statutory trust as a successor to a company of the same name organized as a Massachusetts business trust on February 5, 1986. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company and thus follows accounting and reporting guidance for investment companies. The Trust is comprised of 50 funds and is authorized to issue an unlimited number of shares, which are units of beneficial interest with a par value of $0.001.

The accompanying financial statements are those of the following Funds (collectively, the "Funds" and individually, a "Fund").

Funds	Investment Share Classes Offered	Investment Objectives
Integrity Discovery Fund (formerly Integrity Micro-Cap Equity Fund)	Classes A, C, R and Y	Seeks to provide capital appreciation
Integrity Mid-Cap Value Fund	Classes A, R6 and Y	Seeks to provide capital appreciation
Integrity Small-Cap Value Fund	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Integrity Small/Mid-Cap Value Fund	Classes A, R6 and Y	Seeks to provide capital appreciation
Munder Multi-Cap Fund (formerly Munder Growth Opportunities Fund)	Classes A, C, R and Y	Seeks to provide long-term capital appreciation
S&P 500 Index Fund (formerly Munder Index 500 Fund)	Classes A, R and Y	Seeks to provide performance and income that is comparable to the S&P 500© Index
Munder Mid-Cap Core Growth Fund	Classes A, C, R, R6 and Y	Seeks to provide long-term capital appreciation
Munder Small Cap Growth Fund	Classes A, I and Y	Seeks to provide long-term capital appreciation
Trivalent Emerging Markets Small-Cap Fund	Classes A and Y	Seeks to provide long-term growth of capital
Trivalent International Fund-Core Equity	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
Trivalent International Small-Cap Fund	Classes A, C, I, R6 and Y	Seeks to provide long-term growth of capital
INCORE Total Return Bond Fund (formerly Munder Total Return Bond Fund)	Classes A, C, R6 and Y	Seeks to provide a high level of current income together with capital appreciation

Each Fund offers two or more classes of shares. Each class of shares in a Fund has substantially identical rights and privileges except with respect to sales charges, fees paid under distribution plans, expenses allocable exclusively to each class of shares, voting rights on matters solely affecting a single class of shares, and the exchange privilege of each class of shares.

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

2.  Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Investment Valuation:

The Funds record investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The valuation techniques described below maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds' investments are summarized in the three broad levels below:

• Level 1 — quoted prices in active markets for identical securities

• Level 2 — other significant observable inputs (including quoted prices for similar securities or interest rates applicable to those securities, etc.)

• Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodologies used for valuation techniques are not necessarily an indication of the risk associated with entering into those investments.

Portfolio securities listed or traded on securities exchanges, including American Depositary Receipts ("ADRs"), are valued at the closing price on the exchange or system where the security is principally traded or at the NASDAQ Official Closing Price. If there have been no sales for that day on the exchange or system, then a security is valued at the last available bid quotation on the exchange or system where the security is principally traded. In each of these situations valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities of U.S. issuers (other than short-term investments maturing in 60 days or less), including corporate and municipal securities, are valued on the basis of bid valuations provided by dealers or an independent pricing service approved by the Trust's Board of Trustees (the "Board"). Short-term investments maturing in 60 days or less may be valued at amortized cost, which approximates market value. Under amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant basis to the maturity of the security. These valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. These valuations are typically categorized as Level 1 in the fair value hierarchy.

Investments in open-end investment companies are valued at net asset value. These valuations are typically categorized as Level 1 or Level 2 in the fair value hierarchy based upon the inputs used to value the underlying investments.

Investments for which there are no such quotations, or for which quotations do not appear reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. These valuations are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

In accordance with procedures adopted by the Board, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time the exchange on which they are traded closes and the time the Funds' net asset values are calculated. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund use a systematic valuation model, provided daily by an independent third party to fair value their international equity securities. These valuations are considered as Level 2 in the fair value hierarchy.

A summary of the valuations as of June 30, 2016, based upon the three levels defined above, is included in the table below while the breakdown, by category, of investments is disclosed on the Schedules of Portfolio Investments (in thousands):

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Integrity Discovery Fund
Common Stocks	$89,675	$—	$—	$—	$—	$—	$89,675	$—
Investment Companies	2,679	—	—	—	—	—	2,679	—
Total	92,354	—	—	—	—	—	92,354	—
Integrity Mid-Cap Value Fund
Common Stocks	19,641	—	—	—	—	—	19,641	—
Investment Companies	483	—	—	—	—	—	483	—
Total	20,124	—	—	—	—	—	20,124	—
Integrity Small-Cap Value Fund
Common Stocks	1,780,156	—	—	—	—	—	1,780,156	—
Investment Companies	64,165	—	—	—	—	—	64,165	—
Total	1,844,321	—	—	—	—	—	1,844,321	—
Integrity Small/Mid-Cap Value Fund
Common Stocks	22,518	—	—	—	—	—	22,518	—
Investment Companies	483	—	—	—	—	—	483	—
Total	23,001	—	—	—	—	—	23,001	—
Munder Multi-Cap Fund
Common Stocks	397,007	—	—	—	—	—	397,007	—
Exchange-Traded Funds	4,101	—	—	—	—	—	4,101	—
Investment Companies	8,124	—	—	—	—	—	8,124	—
Total	409,232	—	—	—	—	—	409,232	—
S&P 500 Index Fund
Common Stocks	232,168	—	—	—	—	—	232,168	—
Investment Companies	2,149	—	—	—	—	—	2,149	—
Futures Contracts	—	(11)	—	—	—	—	—	(11)
Total	234,317	(11)	—	—	—	—	234,317	(11)

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

	LEVEL 1 — Quoted Prices			LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities		Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
Munder Mid-Cap Core Growth Fund
Common Stocks	$4,816,057		$—	$—	$—	$—	$—	$4,816,057	$—
Exchange-Traded Funds	36,305		—	—	—	—	—	36,305	—
Investment Companies	959		—	—	—	—	—	959	—
Total	4,853,321		—	—	—	—	—	4,853,321	—
Munder Small Cap Growth Fund
Common Stocks	4,312		—	—	—	—	—	4,312	—
Exchange-Traded Funds	75		—	—	—	—	—	75	—
Investment Companies	67		—	—	—	—	—	67	—
Total	4,454		—	—	—	—	—	4,454	—
Trivalent Emerging Markets Small-Cap Fund
Common Stocks	608	(a)	—	3,120	—	—	—	3,728	—
Preferred Stocks	—		—	28	—	—	—	28	—
Exchange-Traded Funds	116		—	—	—	—	—	116	—
Cash Equivalents	38		—	—	—	—	—	38	—
Collateral for Securities Loaned	90		—	—	—	—	—	90	—
Total	852		—	3,148	—	—	—	4,000	—
Trivalent International Fund-Core Equity
Common Stocks	2,456	(b)	—	17,771	—	—	—	20,227	—
Preferred Stocks	97		—	—	—	—	—	97	—
Rights	—		—	2	—	—	—	2	—
Exchange-Traded Funds	292		—	—	—	—	—	292	—
Cash Equivalents	91		—	—	—	—	—	91	—
Collateral for Securities Loaned	805		—	—	—	—	—	805	—
Total	3,741		—	17,773	—	—	—	21,514	—
Trivalent International Small-Cap Fund
Common Stocks	64,514	(c)	—	754,826	—	—	—	819,340	—
Exchange-Traded Funds	7,467		—	—	—	—	—	7,467	—
Cash Equivalents	9,970		—	—	—	—	—	9,970	—
Collateral for Securities Loaned	35,615		—	—	—	—	—	35,615	—
Total	117,566		—	754,826	—	—	—	872,392	—

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

	LEVEL 1 — Quoted Prices		LEVEL 2 — Other Significant Observable Inputs		LEVEL 3 — Other Significant Unobservable Inputs		Total
	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^	Investments in Securities	Other Financial Investments^
INCORE Total Return Bond Fund
Asset Backed Securities	$—	$—	$5,638	$—	$—	$—	$5,638	$—
Collateralized Mortgage Obligations	—	—	7,265	—	—	—	7,265	—
Corporate Bonds	—	—	52,279	—	—	—	52,279	—
Municipal Bonds	—	—	1,588	—	—	—	1,588	—
U.S. Government Mortgage Backed Agencies	—	—	31,791	—	—	—	31,791	—
U.S. Treasury Obligations	—	—	6,311	—	—	—	6,311	—
Exchange-Traded Funds	1,430	—	—	—	—	—	1,430	—
Investment Companies	14,179	—	—	—	—	—	14,179	—
Futures Contracts	—	108	—	—	—	—	—	108
Total	$15,609	$108	$104,872	$—	$—	$—	$120,481	$108

^  Other Financial instruments include any derivative instruments not reflected in the Schedules of Portfolio Investments as Investment Securities, such as futures contracts, forward contracts and swap agreements. These instruments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

(a)  All securities categorized as Brazil, Chile and Mexico and all ADRs.

(b)  All securities categorized as Brazil, Canada and Mexico and all ADRs.

(c)  All securities categorized as Canada.

Significant transfers occurred between Levels 1 and 2 based on recognition dates of June 30, 2016 and June 30, 2015. The Funds have changed their policy for determining ASC 820 level for Investment Companies to consider securities priced at NAV to be a Level 1.

Transfers from Level 2 to Level 1
Integrity Discovery Fund
Investment Companies	$2,679
Integrity Mid-Cap Value Fund
Investment Companies	483
Integrity Small-Cap Value Fund
Investment Companies	64,165
Integrity Small/Mid-Cap Value Fund
Investment Companies	483
Munder Multi-Cap Fund
Investment Companies	8,124
S&P 500 Index Fund
Investment Companies	2,149

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Transfers from Level 2 to Level 1
Munder Mid-Cap Core Growth Fund
Investment Companies	$959
Munder Small Cap Growth Fund
Investment Companies	67
Trivalent Emerging Markets Small-Cap Fund
Cash Equivalents	38
Trivalent International Fund-Core Equity
Cash Equivalents	91
Trivalent International Small-Cap Fund
Cash Equivalents	9,970
INCORE Total Return Bond Fund
Investment Companies	14,179

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Trivalent Emerging Markets Small-Cap Fund	Investments in Securities
Balance as of June 30, 2015	$15
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	(10)
Net purchases (sales)	5
Transfers in (out) of Level 3	(10)
Balance as of June 30, 2016	$—
Trivalent International Small-Cap Fund	Investments in Securities
Balance as of June 30, 2015	$955
Realized gain (loss)	(1,485)
Change in unrealized appreciation/depreciation	1,359
Net purchases (sales)	(829)
Transfers in (out) of Level 3	—
Balance as of June 30, 2016	$—

Securities Purchased on a When-Issued Basis:

Each Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond normal settlement periods at a stated price and/or yield, thereby involving the risk that the price and/or yield obtained may be more or less than those available in the market when delivery takes place. At the time a Fund makes the commitment to purchase a security on a when-issued basis, the Fund records the transaction and reflects the value of the security in determining net asset value. No interest accrues to the Fund until the transaction settles and payment takes place. Normally, the settlement date occurs within one month of the purchase. A segregated account is established and the Fund maintains cash and marketable securities at least equal in value to commitments for when-issued securities. If a Fund owns when-issued securities, these values are included in "Payable for investments purchased" on the accompanying Statements of Assets and Liabilities. As of June 30, 2016, the Funds had outstanding when-issued purchase commitments covered by segregated assets as identified on the Schedules of Portfolio Investments.

Foreign Currency Contracts:

The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund — Core Equity and Trivalent International Small-Cap Fund may enter into foreign currency exchange contracts to convert U.S. dollars to and from various foreign currencies. A foreign currency exchange contract

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

is an obligation by a Fund to purchase or sell a specific currency at a future date at a price (in U.S. dollars) set at the time of the contract. The Funds do not engage in "cross-currency" foreign exchange contracts (i.e., contracts to purchase or sell one foreign currency in exchange for another foreign currency). The Funds' foreign currency contracts might be considered spot contracts (typically a contract of one week or less) or forward contracts (typically a contract term over one week). A spot contract is entered into for purposes of hedging against foreign currency fluctuations relating to a specific portfolio transaction, such as the delay between a security transaction trade date and settlement date. Forward contracts are entered into for purposes of hedging portfolio holdings or concentrations of such holdings. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund enter into foreign currency exchange contracts solely for spot or forward hedging purposes, and not for speculative purposes (i.e., the Funds do not enter into such contracts solely for the purpose of earning foreign currency gains). Each foreign currency exchange contract is adjusted daily by the prevailing spot or forward rate of the underlying currency, and any appreciation or depreciation is recorded for financial statement purposes as unrealized until the contract settlement date, at which time the Fund records realized gains or losses equal to the difference between the value of a contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward foreign exchange currency contract or if the value of the foreign currency changes unfavorably. In addition, the use of forward currency contracts does not eliminate fluctuations in the underlying prices of the securities. As of June 30, 2016, the Funds had no open forward foreign currency contracts.

Futures Contracts:

Each Fund may enter into contracts for the future delivery of securities or foreign currencies and futures contracts based on a specific security, class of securities, foreign currency or an index, and purchase or sell options on any such futures contracts. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. No physical delivery of the underlying asset is made. A Fund may enter into futures contracts in an effort to hedge against market risks. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period. Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A good faith margin deposit, known as initial margin, of cash or government securities with a broker or custodian is required to initiate and maintain open positions in futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund based on the change in the market value of the position and are recorded as unrealized appreciation or depreciation until the contract is closed out at which time the gain or loss is realized. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's future positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting a Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

Investment Transactions and Related Income:

Changes in holdings of investments are accounted for no later than one business day following the trade date. For financial reporting purposes, however, investment transactions are accounted for on trade date on the last business day of the reporting period. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Withholding taxes on interest, dividends and gains as a result of certain investments in ADRs by the Funds have been provided for in accordance with each investment's applicable country's tax rules and rates.

Securities Lending:

The Trust has entered into a Master Securities Lending Agreement ("MSLA") with Citibank (the "Agent"). Under the terms of the MSLA, the Funds may lend securities to certain broker-dealers and banks in exchange for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked to market daily. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit. The cash collateral is invested in short-term instruments or cash equivalents as noted in the Funds' Schedules of Portfolio Investments. The Trust does not have effective control of the non-cash collateral and therefore it is not disclosed in the Funds' Schedules of Portfolio Investments. The Funds continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral. The Funds pay various fees in connection with the investment of cash collateral. The Funds pay the Agent fees based on the investment income received from securities lending activities. Securities lending income is disclosed in the Funds' Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience delays in recovering securities and possible loss of income or value if the Borrower fails to return them.

Securities lending transactions are entered into by a Fund under the MSLA, which permits the Fund, under certain circumstances such as an event of default, to offset amounts payable by the Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from the Fund.

The following table is a summary of the Funds' securities lending agreements which are subject to offset under the MSLA as of June 30, 2016:

Fund Gross Amount of Recognized Assets (Value of Securities on Loan) (000)	Value of Cash Collateral Received (000)	Value of Non-cash Collateral Received (000)	Net Amount Due to Counterparty (000)	Net Amount (000)
Trivalent Emerging Markets Small-Cap Fund $95	$90	$5	$—	$—
Trivalent International Fund-Core Equity 775	775	—	30	—
Trivalent International Small-Cap Fund 35,175	35,175	—	440	—

Foreign Currency Translations:

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities of a Fund denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rates on the date of the transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the change in unrealized appreciation/depreciation on investments. Any realized gains or losses from these fluctuations are disclosed as net realized gains or losses from foreign currency translations on the Statements of Operations.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Dividends to Shareholders:

Dividends from net investment income, if any, are declared and paid monthly for the INCORE Total Return Bond Fund. Dividends from net investment income, if any, are declared and paid quarterly for the S&P 500 Index Fund. Dividends from net investment income, if any, are declared and paid annually for the Integrity Discovery Fund, Integrity Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Munder Multi-Cap Fund, Munder Mid-Cap Core Growth Fund, Munder Small Cap Growth Fund, Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature (e.g., reclass of market discounts and premiums and paydown gains or losses), such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. To the extent dividends and distributions exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital. Net investment losses incurred by a Fund may be reclassified as an offset to capital in the accompanying Statements of Assets and Liabilities.

Mortgage Dollar Rolls:

The INCORE Total Return Bond Fund may enter into mortgage dollar roll transactions in which the Fund sells a mortgage-backed security to a counterparty to buy back similar, but not identical, securities on a specific future date at a predetermined price. Mortgage dollar rolls may be renewed by a new sale and repurchased with a cash settlement at each renewal without physical delivery of the securities. Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of such securities may change adversely before the Fund is able to repurchase them. Mortgage dollar rolls are treated as financing transactions unless the sale and repurchase are determined to involve securities that are not substantially the same. Therefore, any gain or loss is considered unrealized until the roll reaches ultimate disposition or the sale and repurchase are determined to involve securities that are not substantially the same. Income is generated as consideration for entering into these transactions and is included in income on the Fund's Statement of Operations.

Summary of Derivative Instruments:

The following table summarizes the fair values of derivative instruments on the Statements of Assets and Liabilities, categorized by risk exposure, as of June 30, 2016.

	Assets	Liabilities
Fund	Variation Margin on Futures Contracts*	Variation Margin on Futures Contracts*
Equity Risk Exposure:
S&P 500 Index Fund	$—	$11
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	112	4

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedules of Portfolio Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

The following table presents the effect of derivative instruments on the Statements of Operations, categorized by risk exposure, for the year ended June 30, 2016.

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations
Fund	Net Realized Gains (Losses) on Futures Contracts	Change in Net Unrealized Appreciation/Depreciation Recognized as a Result of Operations
Equity Risk Exposure:
S&P 500 Index Fund	$(76)	$121
Trivalent International Small-Cap Fund	976	—
Interest Rate Risk Exposure:
INCORE Total Return Bond Fund	(968)	157

All open derivative positions at year end are reflected on each respective Fund's Schedule of Portfolio Investments. The notional amount of open derivative positions relative to each Fund's net assets at year end is generally representative of the notional amount of open positions to net assets throughout the year.

Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes is required in the financial statements. The Funds have a tax year end of June 30.

Management of the Funds has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Allocations:

Expenses directly attributable to a Fund are charged to the Fund, while expenses which are attributable to more than one fund in the Trust, or jointly with an affiliated trust, are allocated among the respective funds in the Trust and/or affiliated trust based upon net assets or another appropriate basis. Income, expenses (other than class specific expenses such as transfer agent fees, state registration fees, printing and 12b-1 fees), realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets on the date income is earned or expenses and realized and unrealized gains and losses are incurred.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

3.  Purchases and Sales of Securities:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the year ended June 30, 2016 were as follows (in thousands):

Fund	Purchases (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Sales (excluding U.S. Government Securities and Mortgage Dollar Rolls)	Purchases of U.S. Government Securities	Sales of U.S. Government Securities	Purchases (including Mortgage Dollar Rolls and excluding U.S. Government Securities)	Sales (including Mortgage Dollar Rolls and excluding U.S. Government Securities)
Integrity Discovery Fund	$40,247	$51,148	$—	$—	$—	$—
Integrity Mid-Cap Value Fund	17,659	12,875	—	—	—	—
Integrity Small-Cap Value Fund	1,196,699	697,070	—	—	—	—
Integrity Small/Mid-Cap Value Fund	14,941	12,967	—	—	—	—
Munder Multi-Cap Fund	508,028	569,695	—	—	—	—
S&P 500 Index Fund	8,633	31,926	—	—	—	—
Munder Mid-Cap Core Growth Fund	2,256,135	3,203,808	—	—	—	—
Munder Small Cap Growth Fund	3,047	2,299	—	—	—	—
Trivalent Emerging Markets Small-Cap Fund	3,876	3,972	—	—	—	—
Trivalent International Fund-Core Equity	14,013	19,221	—	—	—	—
Trivalent International Small-Cap Fund	900,042	584,026	—	—	—	—
INCORE Total Return Bond Fund	56,623	59,211	31,294	15,914	450,117	467,872

4.  Fees and Transactions with Affiliates and Related Parties:

Investment advisory services are provided to the Funds by Victory Capital Management Inc. ("VCM" or the "Adviser"), a New York corporation registered as an investment adviser with the Securities and Exchange Commission. The Adviser is a wholly owned subsidiary of Victory Capital Holdings, Inc. ("VCH"). A majority of the interest in VCH is owned by Crestview Partners II, L.P. and its affiliated funds with a substantial minority interest owned by employees of the Adviser.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Under the terms of the Investment Advisory Agreements, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund. The rates at which the Adviser is paid by each Fund are included in the table below. The Adviser may use its resources to assist with the Funds' distribution and marketing expenses.

	Adviser Fee Tier and Rate
	Flat Rate
Integrity Discovery Fund	1.00%
	Up to $500 million	over $500 million
Integrity Mid-Cap Value Fund	0.75%	0.70%
	Up to $300 million	Over $300 million
Integrity Small-Cap Value Fund	0.90%	0.85%
	Up to $300 million	Over $300 million
Integrity Small/Mid-Cap Value Fund	0.90%	0.85%
	Up to $1 billion	$1 billion — $2 billion	over $2 billion
Munder Multi-Cap Fund	0.75%	0.725%	0.70%
	Up to $250 million	$250 million — $500 million	over $500 million
S&P 500 Index Fund	0.20%	0.12%	0.07%
	Up to $6 billion	$6 billion — $8 billion	over $8 billion
Munder Mid-Cap Core Growth Fund	0.75%	0.70%	0.65%
	Flat Rate
Munder Small Cap Growth Fund	0.85%
	Flat Rate
Trivalent Emerging Markets Small-Cap Fund	1.10%
	Up to $2.5 billion	$2.5 billion — $5 billion	over $5 billion
Trivalent International Fund-Core Equity	0.80%	0.75%	0.70%
	Up to $1 billion	over $1 billion
Trivalent International Small-Cap Fund	0.95%	0.90%
	Flat Rate
INCORE Total Return Bond Fund	0.40%

Effective January 1, 2016, VCM retained full investment advisory services for the S&P 500 Index Fund. Prior to January 1, 2016, World Asset Management, Inc. ("World") served as the sub-adviser for the S&P 500 Index Fund.

KeyBank National Association ("KeyBank") serves as custodian of all the Trust's assets except the assets of the Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund, for which Citibank, N.A. ("Citibank") serves as custodian. For its custody services to the Trust, Victory Institutional Funds and Victory Variable Insurance Funds (collectively, the "Victory Trusts"), KeyBank receives fees at an annualized rate of 0.005% of each Funds' aggregate average daily net assets, plus applicable per transaction fees. The Victory

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Trusts reimburse KeyBank for all of its reasonable out-of-pocket expenses incurred in providing custody services.

VCM also serves as the Funds' administrator and fund accountant. Under an Administration and Fund Accounting Agreement, VCM is paid for its services an annual fee at a rate of 0.108% of the first $8 billion in average daily net assets of the Trust and Victory Variable Insurance Funds (collectively, the "Trusts"), 0.078% of the average daily net assets above $8 billion to $10 billion of the Trusts, 0.075% of the average daily net assets above $10 billion to $12 billion of the Trusts and 0.065% of the average daily net assets over $12 billion of the Trusts.

Citi Fund Services Ohio, Inc. ("Citi") acts as sub-administrator and sub-fund accountant to the Funds under a Sub-Administration Agreement between VCM and Citi. VCM pays Citi a fee for providing these services. The Trust reimburses VCM and Citi for all of their reasonable out-of-pocket expenses incurred in providing these services.

FIS Investor Services LLC ("FIS") (formerly, SunGard Investor Services LLC) serves as the Funds' transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

Victory Capital Advisers, Inc. (the "Distributor"), an affiliate of the Adviser, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust.

Pursuant to the Distribution and Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act, the Distributor may receive a monthly distribution and service fee, at an annual rate of up to 0.25% of the average daily net assets of Class A Shares, at an annual rate of up to 0.50% of the average daily net assets of Class R Shares of the Funds and 1.00% of the average daily net assets of Class C Shares of the Funds. The distribution and service fees paid to the Distributor may be used by the Distributor to pay for activities primarily intended to result in the sale of Class A, Class R or Class C Shares of the Funds. For the year ended June 30, 2016, the Funds paid affiliates of the Adviser or the Funds $118 thousand under the Distribution and Service Plans.

In addition, the Distributor and the transfer agent are entitled to receive commissions on sales of the Class A Shares and redemptions of Class C Shares, respectively, of the Funds. For the year ended June 30, 2016, the Distributor received approximately $90 thousand from commissions earned on sales of Class A Shares and the transfer agent received $11 thousand from redemptions of Class C Shares of the Funds.

The Adviser has entered into expense limitation agreements with each of the Funds. Under the terms of the agreements, to the extent that ordinary operating expenses incurred by certain classes of a Fund in any year exceed the expense limit for such classes of the Fund, such excess amount will be the liability of the Adviser. Interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with GAAP, and other extraordinary expenses not incurred in the ordinary course of a Fund's business are excluded from the expense limitation agreement. As of June 30, 2016, the expense limits are as follows:

Fund	Class	Expense Limit(a)
Integrity Discovery Fund	Class A Shares	1.83%
Integrity Discovery Fund	Class C Shares	2.58%
Integrity Discovery Fund	Class R Shares	2.08%
Integrity Discovery Fund	Class Y Shares	1.58%
Integrity Mid-Cap Value Fund	Class A Shares	1.50%
Integrity Mid-Cap Value Fund	Class R6 Shares	1.21%
Integrity Mid-Cap Value Fund	Class Y Shares	1.25%

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

Fund	Class	Expense Limit(a)
Integrity Small-Cap Value Fund	Class A Shares	1.50%
Integrity Small-Cap Value Fund	Class C Shares	2.25%
Integrity Small-Cap Value Fund	Class R Shares	1.75%
Integrity Small-Cap Value Fund	Class R6 Shares	1.07%
Integrity Small-Cap Value Fund	Class Y Shares	1.25%
Integrity Small/Mid-Cap Value Fund	Class A Shares	1.50%
Integrity Small/Mid-Cap Value Fund	Class R6 Shares	1.21	%(b)
Integrity Small/Mid-Cap Value Fund	Class Y Shares	1.25%
Munder Multi-Cap Fund	Class A Shares	1.63%
Munder Multi-Cap Fund	Class C Shares	2.38%
Munder Multi-Cap Fund	Class R Shares	1.88%
Munder Multi-Cap Fund	Class Y Shares	1.38%
S&P 500 Index Fund	Class A Shares	0.73%
S&P 500 Index Fund	Class R Shares	1.08%
S&P 500 Index Fund	Class Y Shares	0.58%
Munder Mid-Cap Core Growth Fund	Class A Shares	1.32%
Munder Mid-Cap Core Growth Fund	Class C Shares	2.07%
Munder Mid-Cap Core Growth Fund	Class R Shares	1.57%
Munder Mid-Cap Core Growth Fund	Class R6 Shares	0.89%
Munder Mid-Cap Core Growth Fund	Class Y Shares	1.07%
Munder Small Cap Growth Fund	Class A Shares	1.40	%(b)
Munder Small Cap Growth Fund	Class I Shares	1.15	%(b)
Munder Small Cap Growth Fund	Class Y Shares	1.25	%(b)
Trivalent Emerging Markets Small-Cap Fund	Class A Shares	1.74%
Trivalent Emerging Markets Small-Cap Fund	Class Y Shares	1.48%
Trivalent International Fund-Core Equity	Class A Shares	1.47%
Trivalent International Fund-Core Equity	Class C Shares	2.22%
Trivalent International Fund-Core Equity	Class I Shares	0.96%
Trivalent International Fund-Core Equity	Class R6 Shares	0.96	%(b)
Trivalent International Fund-Core Equity	Class Y Shares	1.22%
Trivalent International Small-Cap Fund	Class A Shares	1.35%
Trivalent International Small-Cap Fund	Class C Shares	2.10%
Trivalent International Small-Cap Fund	Class I Shares	0.95%
Trivalent International Small-Cap Fund	Class R6 Shares	1.10%
Trivalent International Small-Cap Fund	Class Y Shares	1.10%
INCORE Total Return Bond Fund	Class A Shares	0.85%
INCORE Total Return Bond Fund	Class C Shares	1.60%
INCORE Total Return Bond Fund	Class R6 Shares	0.58	%(b)
INCORE Total Return Bond Fund	Class Y Shares	0.60%

(a) In effect until at least October 31, 2016 (unless otherwise noted).

(b) In effect until at least October 31, 2018.

The Funds have agreed to repay fees that were waived or reimbursed by the Adviser for a period up to three fiscal years after such waiver or reimbursement was made to the extent such payments or repayments would not cause the expenses of a class to exceed the original expense limitation in place at time of the waiver or reimbursement or any expense limitation agreement in place at the time of the repayment. As of June 30, 2016, the following amounts (not rounded to thousands) are available to be repaid to the Adviser. Amounts repaid to the Adviser during the year ended, if any,

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

are reflected on the Statements of Operations as "Recoupment of prior expenses waived/reimbursed by Adviser".

	Expires 6/30/17	Expires 6/30/18	Expires 6/30/19	Total
Integrity Discovery Fund	$—	$6,533	$4,093	$10,626
Integrity Mid-Cap Value Fund	184,898	65,624	21,782	272,304
Integrity Small-Cap Value Fund	124,655	97,490	192,146	414,291
Integrity Small/Mid-Cap Value Fund	175,734	75,998	16,690	268,422
Munder Multi-Cap Fund	—	3,318	5,989	9,307
Munder Mid-Cap Core Growth Fund	—	662,730	200,757	863,487
Munder Small Cap Growth Fund	—	1,998	64,679	66,677
Trivalent Emerging Markets Small-Cap Fund	234,275	128,388	31,112	393,775
Trivalent International Fund-Core Equity	273,200	175,284	53,530	502,014
Trivalent International Small-Cap Fund	865,812	1,043,661	1,836,141	3,745,614
INCORE Total Return Bond Fund	—	168,991	77,191	246,182

The Adviser, Citi, or other service providers may voluntarily waive or reimburse additional fees to assist the Funds in maintaining competitive expense ratios. Voluntary waivers and reimbursements applicable to the Funds are not available to be recouped at a future time. There were no voluntary waivers or reimbursements for the year ended June 30, 2016.

5.  Risks:

An investment in the Funds' Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds' Shares. An investment in the Funds' Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds' distributions.

Each Fund may be subject to other risks in addition to these. The Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity and Trivalent International Small-Cap Fund invest in securities of foreign issuers in various countries. Investing on an international basis involves certain risks not involved in domestic investments including the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments, which could affect the value of a Fund's investments in certain foreign countries. Governments of many countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in these countries. As a result, government actions in the future could have a significant effect on economic conditions which may adversely affect prices of certain portfolio securities. There is also generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Moreover, foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital re-investment, resource self-sufficiency and balance of payments position. The Schedule of Portfolio Investments includes information on each Fund's holdings, including industry and/or geographic composition, as relevant.

The Funds will be subject to credit risk with respect to the amount each expects to receive from counterparties to financial instruments entered into by the Funds. The Funds may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Funds may experience significant delays in obtaining any recovery in bankruptcy or other reorganization proceeding and the Funds may obtain only limited recovery or

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

may obtain no recovery in such circumstances. The Funds typically enter into transactions with counterparties whose credit ratings are investment grade, as determined by a nationally recognized statistical rating organization or, if unrated, judged by the Adviser to be of comparable quality.

6.  Line of Credit:

The Victory Trusts and Victory Portfolios II participate in a short-term, demand note "Line of Credit" agreement with Citibank. Under the agreement with Citibank, the Victory Trusts and Victory Portfolios II may borrow up to $100 million, of which $50 million is committed and $50 million is uncommitted. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Citibank receives an annual commitment fee of 0.10% on $50 million for providing the Line of Credit. For the year ended June 30, 2016, Citibank earned approximately $50 thousand for Line of Credit fees. Each fund in the Victory Trusts and Victory Portfolios II pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed. The average loan for the days outstanding and average interest rate for each Fund during the year ended June 30, 2016 were as follows (Average Loan in thousands):

Fund	Average Loan	Average Rate
Munder Multi-Cap Fund	$700	1.44%
S&P 500 Index Fund	1,800	1.68%
Munder Mid-Cap Core Growth Fund	1,300	1.56%

As of June 30, 2016, the Funds had no loans outstanding with Citibank.

7.  Capital Contribution from Prior Custodian:

The Funds received notification from the Funds' prior custodian, State Street Bank and Trust ("State Street"), related to over-billing on certain categories of expenses during the approximately 16-year period from 1998 through October 31, 2014, the end of the Funds' contract with State Street. The over-billing primarily related to categories of expenses that involved an allocation of general costs among multiple clients.

The total refund State Street will pay each Fund is reflected on the Statements of Assets and Liabilities as "Receivable from Prior Custodian, Net" and is anticipated to be received during September 2016. Based on billing information received from State Street, and an analysis of previously merged or reorganized fund events, and expense limitation agreements in place during the period of the over-billing, the Adviser is due a portion of the refund, due to additional expenses waived or reimbursed by the Adviser during the period of the over-billing, as reflected on the Statements of Assets and Liabilities as "Reimbursement due to Adviser".

The portion of the refund to be retained by the Funds is accounted for as a capital contribution and is reflected on the Statements of Changes in Net Assets and the Financial Highlights as "Capital Contribution from Prior Custodian, Net".

8.  Federal Income Tax Information:

The tax character of distributions paid during the tax years ended, as noted below, were as follows (total distributions paid may differ from the Statements of Changes in Net Assets because, for tax purposes, dividends are recognized when actually paid) (in thousands):

	Year Ended June 30, 2016
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Integrity Discovery Fund	$—	$7,806	$7,806	$7,806
Integrity Mid-Cap Value Fund	61	176	237	237
Integrity Small-Cap Value Fund	936	22,645	23,581	23,581
Integrity Small/Mid-Cap Value Fund	92	—	92	92
Munder Multi-Cap Fund	27,520	54,652	82,172	82,172

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

	Year Ended June 30, 2015
	Distributions paid from
	Ordinary Income	Net Long-Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
S&P 500 Index Fund	$4,371	$22,766	$27,137	$27,137
Munder Mid-Cap Core Growth Fund	23,330	526,019	549,349	549,349
Trivalent Emerging Markets Small-Cap Fund	27	—	27	27
Trivalent International Fund-Core Equity	386	—	386	386
Trivalent International Small-Cap Fund	7,362	7,998	15,360	15,360
INCORE Total Return Bond Fund	3,684	—	3,684	3,684
Integrity Discovery Fund	1,672	8,747	10,419	10,419
Integrity Mid-Cap Value Fund	104	229	333	333
Integrity Small/Mid-Cap Value Fund	123	545	668	668
Munder Multi-Cap Fund	—	1,507	1,507	1,507
S&P 500 Index Fund	4,601	19,293	23,894	23,894
Munder Mid-Cap Core Growth Fund	28,468	625,670	654,138	654,138
Trivalent Emerging Markets Small-Cap Fund	25	—	25	25
Trivalent International Fund-Core Equity	313	—	313	313
Trivalent International Small-Cap Fund	5,976	—	5,976	5,976
INCORE Total Return Bond Fund	3,034	—	3,034	3,034

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows (in thousands):

Qualified Late-Year Losses*
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Integrity Discovery Fund	$—	$5,484	$5,484	$—	$(365)	$11,575	$16,694
Integrity Mid-Cap Value Fund	46	—	46	—	(540)	2,225	1,731
Integrity Small-Cap Value Fund	5,820	—	5,820	(68,587)	—	147,895	85,128
Integrity Small/Mid-Cap Value Fund	—	—	—	(1,661)	—	2,273	612
Munder Multi-Cap Fund	—	—	—	(8,334)	(1,713)	27,208	17,161
S&P 500 Index Fund	184	14,718	14,902	—	—	159,076	173,978
Munder Mid-Cap Core Growth Fund	—	371,887	371,887	—	—	1,365,584	1,737,471
Munder Small Cap Growth Fund	—	—	—	(195)	(9)	(416)	(620)
Trivalent Emerging Markets Small-Cap Fund	26	—	26	(260)	—	192	(42)

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Accumulated Capital and Other Losses	Qualified Late-Year Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings/ (Deficit)
Trivalent International Fund-Core Equity	$172	$—	$172	$(30,389)	$(4,672)	$524	$(34,365)
Trivalent International Small-Cap Fund	10,185	—	10,185	—	(21,203)	50,847	39,829
INCORE Total Return Bond Fund	755	—	755	(5,757)	—	1,162	(3,840)

*  Qualified late-year losses are comprised of post-October capital losses incurred after October 31, 2015, and certain late-year ordinary losses. Late-year ordinary losses represent ordinary losses incurred after December 31, 2015 and specified losses incurred after October 31, 2015. These losses are deemed to arise on the first day of the Funds' next taxable year.

**  The difference between the book-basis and tax-basis of unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.

As of the tax year ended June 30, 2016, the following Funds had net capital loss carryforwards ("CLCFs") as summarized in the tables below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration are applied as either short-term or long-term depending on the originating capital loss and must be utilized before those that are subject to expiration.

CLCFs subject to expiration:

	Expiration Year
	2017	2018	Total
Trivalent International Fund-Core Equity	$25,858	$—	$25,858
INCORE Total Return Bond Fund	—	3,447	3,447

During the year ended June 30, 2016, Munder Multi-Cap Fund, Trivalent International Fund-Core Equity and INCORE Total Return Bond Fund utilized $1,943, $4,133 and $45 respectively, (in thousands) of capital loss carryforwards. During the year ended June 30, 2016, $584 (in thousands) of capital loss carryforwards expired in the Munder Multi-Cap Fund.

CLCFs subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Expiration Year
	2017	2018	2019	Total
Munder Multi-Cap Fund	$2,420	$5,914	$—	$8,334
Trivalent International Fund-Core Equity	—	2,656	989	3,645

CLCFs not subject to expiration:

	Short-Term Amount	Long-Term Amount	Total
Integrity Small-Cap Value Fund	$61,700	$6,887	$68,587
Integrity Small/Mid-Cap Value Fund	1,607	54	1,661
Munder Small Cap Growth Fund	176	19	195
Trivalent Emerging Markets Small-Cap Fund	260	—	260
INCORE Total Return Bond Fund	—	2,310	2,310

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

CLCFs not subject to expiration that are limited as a result of changes in Fund ownership during the year and in prior years:

	Short-Term Amount	Long-Term Amount	Total
Trivalent International Fund-Core Equity	$886	$—	$886

At June 30, 2016, the cost basis for federal income tax purposes, gross unrealized appreciation and gross unrealized depreciation were as follows (in thousands):

	Cost of Investments for Federal Tax Purposes	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Integrity Discovery Fund	$80,779	$16,460	$(4,885)	$11,575
Integrity Mid-Cap Value Fund	17,899	2,759	(534)	2,225
Integrity Small-Cap Value Fund	1,696,426	226,017	(78,122)	147,895
Integrity Small/Mid-Cap Value Fund	20,728	3,014	(741)	2,273
Munder Multi-Cap Fund	382,024	38,177	(10,969)	27,208
S&P 500 Index Fund	75,241	163,918	(4,842)	159,076
Munder Mid-Cap Core Growth Fund	3,487,737	1,568,717	(203,133)	1,365,584
Munder Small Cap Growth Fund	4,870	325	(741)	(416)
Trivalent Emerging Markets Small-Cap Fund	3,806	418	(224)	194
Trivalent International Fund-Core Equity	20,988	2,086	(1,560)	526
Trivalent International Small-Cap Fund	821,504	105,449	(54,561)	50,888
INCORE Total Return Bond Fund	119,319	2,856	(1,694)	1,162

9.  Fund Ownership:

Fund ownership of more than 25% of the voting securities of a Fund creates presumptions of control of the Fund, under section 2(a)(9) of the 1940 Act. As of June 30, 2016, the shareholders listed below held more than 25% of the shares outstanding of the Funds and may be deemed to control those Funds.

Shareholder	Fund	Percent
National Financial Services LLC	Integrity Mid-Cap Value Fund	74.7%
Mac & Co.	Integrity Small/Mid-Cap Value Fund	44.0%
Vanguard Fiduciary Trust Co.	Integrity Small/Mid-Cap Value Fund	31.2%
Tony Yee Dong	Munder Small Cap Growth Fund	58.4%
Matrix Trust Company	Trivalent Emerging Markets Small-Cap Fund	54.0%
Comerica Bank	Trivalent International Fund-Core Equity	49.0%
Comerica Bank	INCORE Total Return Bond Fund	50.9%

10.  Legal & Regulatory Matters:

Hundreds of former Tribune Company shareholders, including the predecessor fund to the S&P 500 Index Fund, have been named as defendants in two cases arising out of the Tribune Company's 2007 leveraged buyout transaction ("LBO"). In Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the "FitzSimons action"), the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former alleged Tribune shareholders any proceeds they received in connection with the LBO.

Notes to Financial Statements — continued

Victory Portfolios  June 30, 2016

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the "SLCFC actions") against specifically-named former alleged Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the "MDL Proceeding"). On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action. The Court has not yet issued a decision on the motions.

On September 23, 2013, the District Court granted the defendants' motion to dismiss the SLCFC actions on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the Second Circuit affirmed the dismissal. The individual creditor plaintiffs have petitioned the second circuit for rehearing of the appeal, and that petition is pending.

The predecessor fund to the Victory S&P 500 Index Fund has been named as a defendant in the FitzSimons action because it was among a class of defendants that tendered Tribune shares in the LBO. The complaints, however, allege no misconduct by the Fund. The value of the proceeds received by the Fund was approximately $357,000. At this time, the Fund cannot predict with any reasonable certainty the probable outcome of these proceedings. Consequently, management is unable to estimate the possible loss that may result.

11.  Subsequent Events:

Effective July 29, 2016, the Trust completed the reorganization of twenty-five portfolios of RS Investment Trust into corresponding newly-formed funds within the Trust.

The Funds have evaluated the need for additional disclosures or adjustments resulting from events through the date these financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have a material impact on the Funds' financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
the Victory Portfolios

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Integrity Discovery Fund (formerly, Integrity Micro-Cap Equity Fund), Integrity Mid-Cap Value Fund, Integrity Small-Cap Value Fund, Integrity Small/Mid-Cap Value Fund, Munder Multi-Cap Fund (formerly, Munder Growth Opportunities Fund), S&P Index 500 Fund (formerly, Munder Index 500 Fund), Munder Mid-Cap Core Growth Fund, Munder Small Cap Growth Fund, Trivalent Emerging Markets Small-Cap Fund, Trivalent International Fund-Core Equity, Trivalent International Small-Cap Fund, and INCORE Total Return Bond Fund (formerly, Munder Total Return Bond Fund) (the "Funds") (twelve of the portfolios comprising Victory Portfolios) as of June 30, 2016, and the related statements of operations and cash flows (INCORE Total Return Bond Fund only) for the year then ended, the statements of changes in net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds constituting the Victory Portfolios at June 30, 2016, the results of their operations and its cash flows (INCORE Total Return Bond Fund only) for the year then ended, the changes in their net assets for each of the two years or period indicated therein, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 29, 2016

Supplemental Information

Victory Portfolios  June 30, 2016

(Unaudited)

Trustee and Officer Information

Board of Trustees:

Overall responsibility for management of the Trust rests with the Board. The Trust is managed by the Board in accordance with the laws of the State of Delaware. There are currently ten Trustees, nine of whom are not "interested persons" of the Trust within the meaning of that term under the 1940 Act ("Independent Trustees") and one of whom is an "interested person" of the Trust within the meaning of that term under the 1940 Act ("Interested Trustee"). The Trustees, in turn, elect the officers of the Trust to actively supervise its day-to-day operations.

The following tables list the Trustees, their ages, position with the Trust, commencement of service, principal occupations during the past five years and any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended, or who file reports under that Act. Each Trustee oversees 50 portfolios in the Trust, nine portfolios in Victory Variable Insurance Funds, one portfolio in Victory Institutional Funds and 24 portfolios in Victory Portfolios II, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex. Each Trustee's address is c/o Victory Portfolios, 3435 Stelzer Road, Columbus, Ohio 43219. Each Trustee has an indefinite term.

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Independent Trustees.
David Brooks Adcock, 64	Trustee	May 2005	Consultant (since 2006).	FBR Funds (2011-2012).
Nigel D. T. Andrews, 69	Vice Chair and Trustee	August 2002	Retired.	Carlyle GMS Finance, Inc. (since 2012); Old Mutual US Asset Management (2002-2014).
E. Lee Beard, 65	Trustee	May 2005	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005-2015).	Penn Millers Holding Corporation (January 2011-November 2011).
Dennis M. Bushe, 72	Trustee	July 2016	Retired since May 2010; Trustee, RS Investment Trust and RS Variable Products Trust (November 2011-July 2016).	None.
Sally M. Dungan, 62	Trustee	February 2011	Chief Investment Officer, Tufts University (since 2002).	ProCredit Holding Supervisory Board (2006-2011).

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Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
John L. Kelly, 63	Trustee	February 2015

Adviser, Endgate Commodities LLC (since January 2016); Managing Partner, Endgate Commodities LLC (August 2014 to Janaury 2016); Chief Operating Officer, Liquidnet Holdings, Inc. (2011-2014); Managing Director, Crossroad LLC (Consultants) (April 2009 to December 2011).

Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, 59	Trustee	December 2008	Retired.	None.
Gloria S. Nelund, 55	Trustee	July 2016	Chair, CEO and Co-Founder of TriLinc Global, LLC, an investment firm; Trustee, RS Investment Trust and RS Variable Products Trust (November 2007-July 2016)	TriLinc Global Impact Fund, LLC (2012-Present).
Leigh A. Wilson, 71	Chair and Trustee	November 1994	Private Investor.	Chair (since 2013) and Director (since 2012 and March-October 2008), Caledonia Mining Corporation; Director, The Mutual Fund Directors Forum (2004-2013).

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Victory Portfolios  June 30, 2016

(Unaudited)

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During Past 5 Years
Interested Trustee.
David C. Brown, 44	Trustee	May 2008	Chief Executive Officer (since August 2013), Co-Chief Executive Officer
			(2011-2013), President — Investments and Operations (2010-2011) and Chief Operating Officer (2004-2011), the Adviser; Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.	None.

Mr. Brown is an "Interested Person" by reason of his relationship with the Adviser.

The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

The Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge, by calling 800-539-3863.

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(Unaudited)

Officers:

The officers of the Trust, their ages, commencement of service and their principal occupations during the past five years, are detailed in the following table. Each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 3435 Stelzer Road, Columbus, Ohio 43219. Except for the Chief Compliance Officer, the officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 54	President	February 2006*	Director of Mutual Fund Administration, the Adviser.
Scott A. Stahorsky, 47	Vice President	December 2014	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).
Erin G. Wagner, 42	Secretary	December 2014	Associate General Counsel, the Adviser (since 2013).
Christopher E. Sabato, 47	Treasurer	May 2006	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc.
Edward J. Veilleux, 73	Chief Compliance Officer	October 2005	President of EJV Financial Services (mutual fund consulting).
Chuck Booth, 56	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.
Jay G. Baris, 62	Assistant Secretary	December 1997	Partner, Morrison & Foerster LLP (since 2011).

*  On December 3, 2014, Mr. Dyer resigned as Secretary of the Trust and accepted the position of President.

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(Unaudited)

Proxy Voting and Form N-Q Information

Proxy Voting:

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 800-539-3863. The information is also included in the Fund's Statement of Additional Information, which is available on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

Information relating to how the Funds voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the SEC's website at www.sec.gov.

Availability of Schedules of Investments:

The Trust files a complete list of schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's website at www.sec.gov. You may also review or, for a fee, copy those documents by visiting the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room can be obtained by calling the SEC at 202-551-8090.

Expense Examples

As a shareholder of the Funds, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016 (unless noted otherwise).

Actual Expenses:

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period 1/1/16-6/30/16*	Annualized Net Expense Ratio During Period 1/1/16-6/30/16
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,008.30	$7.89	1.58%
Class C Shares	1,000.00	1,004.70	11.71	2.35%
Class R Shares	1,000.00	1,006.00	10.37	2.08%
Class Y Shares	1,000.00	1,009.20	6.94	1.39%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	1,073.80	7.73	1.50%
Class R6 Shares	1,000.00	1,074.70	6.76	1.31%
Class Y Shares	1,000.00	1,076.00	5.68	1.10%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,012.90	7.51	1.50%
Class C Shares	1,000.00	1,009.10	11.14	2.23%
Class R Shares	1,000.00	1,011.40	8.75	1.75%
Class R6 Shares	1,000.00	1,015.10	5.01	1.00%
Class Y Shares	1,000.00	1,014.80	5.71	1.14%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Supplemental Information — continued

Victory Portfolios  June 30, 2016

(Unaudited)

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period 1/1/16-6/30/16*	Annualized Net Expense Ratio During Period 1/1/16-6/30/16
Integrity Small-Mid Value Fund
Class A Shares	$1,000.00	$1,038.40	$7.60	1.50%
Class R6 Shares	1,000.00	1,039.70	6.14	1.21%
Class Y Shares	1,000.00	1,039.70	6.34	1.25%
Munder Multi-Cap Fund
Class A Shares	1,000.00	982.30	6.75	1.37%
Class C Shares	1,000.00	978.10	10.72	2.18%
Class R Shares	1,000.00	979.60	9.25	1.88%
Class Y Shares	1,000.00	984.10	4.69	0.95%
S&P 500 Index Fund
Class A Shares	1,000.00	1,036.60	2.84	0.56%
Class R Shares	1,000.00	1,034.50	5.01	0.99%
Class Y Shares	1,000.00	1,037.90	1.82	0.36%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,014.70	6.61	1.32%
Class C Shares	1,000.00	1,011.30	9.90	1.98%
Class R Shares	1,000.00	1,013.40	7.86	1.57%
Class R6 Shares	1,000.00	1,016.90	4.31	0.86%
Class Y Shares	1,000.00	1,016.00	5.31	1.06%
Munder Small Cap Growth Fund
Class A Shares	1,000.00	945.00	6.77	1.40%
Class I Shares	1,000.00	946.20	5.56	1.15%
Class Y Shares	1,000.00	946.20	6.05	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,026.70	8.72	1.73%
Class Y Shares	1,000.00	1,028.60	7.46	1.48%
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	981.00	7.24	1.47%
Class C Shares	1,000.00	977.70	10.92	2.22%
Class I Shares	1,000.00	984.10	4.74	0.96%
Class R6 Shares	1,000.00	984.20	4.74	0.96%
Class Y Shares	1,000.00	980.90	6.01	1.22%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	960.40	6.58	1.35%
Class C Shares	1,000.00	956.80	10.22	2.10%
Class I Shares	1,000.00	962.40	4.64	0.95%
Class R6 Shares	1,000.00	961.70	5.37	1.10%
Class Y Shares	1,000.00	962.30	5.37	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,051.00	4.33	0.85%
Class C Shares	1,000.00	1,047.00	8.14	1.60%
Class R6 Shares	1,000.00	1,052.20	2.96	0.58%
Class Y Shares	1,000.00	1,052.10	3.06	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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Victory Portfolios  June 30, 2016

(Unaudited)

Hypothetical Example for Comparison Purposes:

The table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period 1/1/16-6/30/16*	Annualized Expense Ratio During Period 1/1/16-6/30/16
Integrity Discovery Fund
Class A Shares	$1,000.00	$1,017.01	$7.92	1.58%
Class C Shares	1,000.00	1,013.18	11.76	2.35%
Class R Shares	1,000.00	1,014.52	10.42	2.08%
Class Y Shares	1,000.00	1,017.95	6.97	1.39%
Integrity Mid-Cap Value Fund
Class A Shares	1,000.00	1,017.40	7.52	1.50%
Class R6 Shares	1,000.00	1,018.35	6.57	1.31%
Class Y Shares	1,000.00	1,019.39	5.52	1.10%
Integrity Small-Cap Value Fund
Class A Shares	1,000.00	1,017.40	7.52	1.50%
Class C Shares	1,000.00	1,013.77	11.17	2.23%
Class R Shares	1,000.00	1,016.16	8.77	1.75%
Class R6 Shares	1,000.00	1,019.89	5.02	1.00%
Class Y Shares	1,000.00	1,019.19	5.72	1.14%
Integrity Small-Mid Value Fund
Class A Shares	1,000.00	1,017.40	7.52	1.50%
Class R6 Shares	1,000.00	1,018.85	6.07	1.21%
Class Y Shares	1,000.00	1,018.65	6.27	1.25%
Munder Multi-Cap Fund
Class A Shares	1,000.00	1,018.05	6.87	1.37%
Class C Shares	1,000.00	1,014.02	10.92	2.18%
Class R Shares	1,000.00	1,015.51	9.42	1.88%
Class Y Shares	1,000.00	1,020.14	4.77	0.95%
S&P 500 Index Fund
Class A Shares	1,000.00	1,022.08	2.82	0.56%
Class R Shares	1,000.00	1,019.94	4.97	0.99%
Class Y Shares	1,000.00	1,023.07	1.81	0.36%
Munder Mid-Cap Core Growth Fund
Class A Shares	1,000.00	1,018.30	6.62	1.32%
Class C Shares	1,000.00	1,015.02	9.92	1.98%
Class R Shares	1,000.00	1,017.06	7.87	1.57%
Class R6 Shares	1,000.00	1,020.59	4.32	0.86%
Class Y Shares	1,000.00	1,019.59	5.32	1.06%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

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(Unaudited)

	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expenses Paid During Period 1/1/16-6/30/16*	Annualized Expense Ratio During Period 1/1/16-6/30/16
Munder Small Cap Growth Fund
Class A Shares	$1,000.00	$1,017.90	$7.02	1.40%
Class I Shares	1,000.00	1,019.14	5.77	1.15%
Class Y Shares	1,000.00	1,018.65	6.27	1.25%
Trivalent Emerging Markets Small-Cap Fund
Class A Shares	1,000.00	1,016.26	8.67	1.73%
Class Y Shares	1,000.00	1,017.50	7.42	1.48%
Trivalent International Fund-Core Equity
Class A Shares	1,000.00	1,017.55	7.37	1.47%
Class C Shares	1,000.00	1,013.82	11.12	2.22%
Class I Shares	1,000.00	1,020.09	4.82	0.96%
Class R6 Shares	1,000.00	1,020.09	4.82	0.96%
Class Y Shares	1,000.00	1,018.80	6.12	1.22%
Trivalent International Small-Cap Fund
Class A Shares	1,000.00	1,018.15	6.77	1.35%
Class C Shares	1,000.00	1,014.42	10.52	2.10%
Class I Shares	1,000.00	1,020.14	4.77	0.95%
Class R6 Shares	1,000.00	1,019.39	5.52	1.10%
Class Y Shares	1,000.00	1,019.39	5.52	1.10%
INCORE Total Return Bond Fund
Class A Shares	1,000.00	1,020.64	4.27	0.85%
Class C Shares	1,000.00	1,016.91	8.02	1.60%
Class R6 Shares	1,000.00	1,021.98	2.92	0.58%
Class Y Shares	1,000.00	1,021.88	3.02	0.60%

*  Expenses are equal to the average account value multiplied by the Fund's annualized expense ratio multiplied by 182/366 (the number of days in the most recent fiscal half-year dividend by the number of days in the fiscal year).

Supplemental Information

Victory Portfolios  June 30, 2016

(Unaudited)

Additional Federal Income Tax Information

For the year ended June 30, 2016, the Funds paid qualified dividend income for purposes of reduced individual federal income tax rates of:

Amount
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	20%
Munder S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	100%
Trivalent Emerging Markets Small-Cap Fund	100%
Trivalent International Fund-Core Equity	94%
Trivalent International Small-Cap Fund	100%

Dividends qualifying for corporate dividends received deductions of:

Amount
Integrity Mid-Cap Value Fund	100%
Integrity Small-Cap Value Fund	100%
Integrity Small/Mid-Cap Value Fund	100%
Munder Multi-Cap Fund	19%
Munder S&P 500 Index Fund	100%
Munder Mid-Cap Core Growth Fund	100%

For the year ended June 30, 2016, the following Funds designated short-term capital gain distributions (in thousands):

Amount
Munder Multi-Cap Fund	$27,520
Munder S&P 500 Index Fund	282
Munder Mid-Cap Core Growth Fund	23,330

For the year ended June 30, 2016, the following Funds designated long-term capital gain distributions (in thousands):

Amount
Integrity Discovery Equity Fund	$7,806
Integrity Mid-Cap Value Fund	176
Integrity Small-Cap Value Fund	22,645
Munder Multi-Cap Fund	54,652
Munder S&P 500 Index Fund	22,767
Munder Mid-Cap Core Growth Fund	526,019
Trivalent International Small-Cap Fund	7,998

The following Funds intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2016, were as follows:

	Foreign Source Income	Foreign Tax Expense
Trivalent Emerging Markets Small-Cap Fund	0.26	0.03
Trivalent International Fund-Core Equity	0.21	0.02
Trivalent International Small-Cap Fund	0.24	0.02

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Victory Funds Privacy Policy

Protecting the Privacy of Information

The Victory Portfolios respects your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you. This is the information we collect from you on applications or other forms, and from the transactions you make with us or third parties. It may include your name, address, social security number, account transactions and balances, and information about investment goals and risk tolerance.

We do not disclose any information about you or about former customers to anyone except as permitted or required by law. Specifically, we may disclose the information we collect to companies that perform services on our behalf, such as the transfer agent that processes shareholder accounts and printers and mailers that assist us in the distribution of investor materials. We may also disclose this information to companies that perform marketing services on our behalf. This allows us to continue to offer you Victory investment products and services that meet your investing needs, and to effect transactions that you request or authorize. These companies will use this information only in connection with the services for which we hired them. They are not permitted to use or share this information for any other purpose.

To protect your personal information internally, we permit access only by authorized employees and maintain physical, electronic and procedural safeguards to guard your personal information.*

*You may have received communications regarding information about privacy policies from other financial institutions which gave you the opportunity to "opt-out" of certain information sharing with companies which are not affiliated with that financial institution. The Victory Portfolios do not share information with other companies for purposes of marketing solicitations for products other than the Victory Portfolios. Therefore, the Victory Portfolios do not provide opt-out options to their shareholders.

The Victory Funds
P.O. Box 182593
Columbus, Ohio 43218-2593

Visit our website at:	Call Victory at:
www.victoryfunds.com	800-539-FUND (800-539-3863)

VP-MUNDER-AR (6/16)

Item 2. Code of Ethics.

(a)         The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  This code of ethics in included as an Exhibit.

(b)         During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are David L. Meyer and E. Lee Beard, who are “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

	2016	2015
(a) Audit Fees (1)	$170,000	$199,900
(b) Audit-Related Fees (2)	0	0
(c) Tax Fees (3)	54,720	61,748
(d) All Other Fees (4)	0	0

(1)      Audit fees include amounts related to the audit of the Registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.  Audit fees billed were for professional services provided by Ernst & Young LLP for audit compliance, audit advice and audit planning.

(2)      Represents the fee for assurance and related services by Ernst & Young LLP reasonably related to the performance of the audit of the Registrant’s financial statements that was not reported under (a) of this item.

(3)      Represents the aggregate tax fee billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, international tax fee transactions and tax planning.  Such tax services included the review of income and excise tax returns for the Registrant.

(4)      For the fiscal years ended June 30, 2016 and June 30, 2015, there were no fees billed for professional services rendered by Ernst & Young LLP to the Registrant, other than the services reported in (a) through (c) of this item.

Tax fees for 2016 and 2015 are for recurring tax fees for the preparation of the federal and state tax returns and procedures performed relating to the Registrant’s analysis of complex securities.

(e)(1) The Registrant’s Audit Committee must pre-approve non-audit services to be provided by the principal accountant and the fees charged with these services. The Committee may delegate authority to one or more Committee members to pre-approve these services, subject to subsequent review and approval by the Committee.

(e)(2) There were no services performed under Rule 2.01 (c) (7) (I) (C).

(f) Not applicable.

(g)

2016	$332,946
2015	$113,265

(h) The Registrant’s Audit Committee has evaluated the non-audit services that the principal accountant provided to the Registrant’s investment advisor (and the advisor’s relevant affiliated), which services the Committee did not pre-approve, and has concluded that the provision of those services was compatible with maintaining the accountant’s independence.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)       Not applicable.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b)     Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Victory Portfolios

By (Signature and Title)*	/s/ Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	August 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Christopher K. Dyer
Christopher K. Dyer, Principal Executive Officer
Date	August 26, 2016

By (Signature and Title)*	Christopher E. Sabato
Christopher E. Sabato, Principal Financial Officer
Date	August 26, 2016